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                      AGREEMENT AND PLAN OF REORGANIZATION

                                 BY AND BETWEEN

                             SANTA BARBARA BANCORP,


                                       AND

                            PACIFIC CAPITAL BANCORP,






                            Dated as of July 20, 1998





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                                TABLE OF CONTENTS

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ARTICLE I.            TERMS OF THE MERGER AND CLOSING...........................................................2

         SECTION 1.01 Merger of Pacific with and into SBB.......................................................2
         SECTION 1.02 Effective Date............................................................................2
         SECTION 1.03 Effects of the Merger.....................................................................2
         SECTION 1.04 Conversion of Pacific Common Stock........................................................3
         SECTION 1.05 SBB Common Stock..........................................................................4
         SECTION 1.06 Stock Options.............................................................................4
         SECTION 1.07 Exchange Procedures; Surrender of Common Certificates.....................................5
         SECTION 1.08 Articles of Incorporation.................................................................7
         SECTION 1.09 Bylaws....................................................................................7
         SECTION 1.10 Directors and Officers....................................................................7
         SECTION 1.11 Headquarters of Surviving Corporation.....................................................7
         SECTION 1.12 Tax Consequences..........................................................................7
         SECTION 1.13 Employee Benefits.........................................................................7
         SECTION 1.14 Severance Payments........................................................................8
         SECTION 1.15 Mutual Stock Option Agreements............................................................8

ARTICLE II.           THE CLOSING, THE CLOSING DATE AND THE EFFECTIVE DATE......................................8

         SECTION 2.01 Time and Place of the Closing and Closing Date............................................8
         SECTION 2.02 Actions to be Taken at the Closing by Pacific.............................................8
         SECTION 2.03 Actions to be Taken at the Closing by SBB................................................10

ARTICLE III.          REPRESENTATIONS AND WARRANTIES OF PACIFIC................................................12

         SECTION 3.01 Organization and Qualification...........................................................12
         SECTION 3.02 Execution and Delivery...................................................................13
         SECTION 3.03 Capitalization...........................................................................14
         SECTION 3.04 Compliance with Laws, Permits and Instruments............................................14
         SECTION 3.05 Financial Statements.....................................................................15
         SECTION 3.06 Undisclosed Liabilities..................................................................16
         SECTION 3.07 Litigation...............................................................................16
         SECTION 3.08 Consents and Approvals...................................................................16
         SECTION 3.09 Title to Assets..........................................................................17
         SECTION 3.10 Absence of Certain Changes or Events.....................................................17
         SECTION 3.11 Leases, Contracts and Agreements.........................................................19
         SECTION 3.12 Taxes....................................................................................20
         SECTION 3.13 Insurance................................................................................20
         SECTION 3.14 No Adverse Change........................................................................21
         SECTION 3.15 Patents, Trademarks and Copyrights.......................................................21
         SECTION 3.16 Transactions with Certain Persons and Entities...........................................21
         SECTION 3.17 Evidences of Indebtedness................................................................22

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         SECTION 3.18 Condition of Assets......................................................................22
         SECTION 3.19 Environmental Compliance.................................................................22
         SECTION 3.20 Regulatory Compliance....................................................................23
         SECTION 3.21 Securities and Exchange Commission Reports...............................................23
         SECTION 3.22 Absence of Certain Business Practices....................................................24
         SECTION 3.23 Registration Statement; Joint Proxy Statement/Prospectus.................................24
         SECTION 3.24 Dissenting Shareholders..................................................................24
         SECTION 3.25 Pooling of Interests.....................................................................24
         SECTION 3.26 Books and Records........................................................................25
         SECTION 3.27 Forms of Instruments, Etc................................................................25
         SECTION 3.28 Fiduciary Responsibilities...............................................................25
         SECTION 3.29 Guaranties...............................................................................25
         SECTION 3.30 Voting Trust or Buy-Sell Agreements......................................................25
         SECTION 3.31 Employee Relationships...................................................................25
         SECTION 3.32 Employee Benefit Plans...................................................................26
         SECTION 3.33 Interest Rate Risk Management Instruments................................................27
         SECTION 3.34 Year 2000................................................................................27
         SECTION 3.35 Representations Not Misleading...........................................................28

ARTICLE IV.            REPRESENTATIONS AND WARRANTIES OF SBB...................................................28

         SECTION 4.01 Organization and Qualification...........................................................29
         SECTION 4.02 Execution and Delivery...................................................................30
         SECTION 4.03 Capitalization...........................................................................30
         SECTION 4.04 Compliance with Laws, Permits and Instruments............................................31
         SECTION 4.05 Financial Statements.....................................................................31
         SECTION 4.06 Undisclosed Liabilities..................................................................32
         SECTION 4.07 Litigation...............................................................................32
         SECTION 4.08 Consents and Approvals...................................................................33
         SECTION 4.09 Title to Assets..........................................................................33
         SECTION 4.10 Absence of Certain Changes or Events.....................................................33
         SECTION 4.11 Leases, Contracts and Agreements.........................................................36
         SECTION 4.12 Taxes ...................................................................................36
         SECTION 4.13 Insurance ...............................................................................36
         SECTION 4.14 No Adverse Change........................................................................37
         SECTION 4.15 Patents, Trademarks and Copyrights.......................................................37
         SECTION 4.16 Transactions with Certain Persons and Entities...........................................38
         SECTION 4.17 Evidences of Indebtedness................................................................38
         SECTION 4.18 Condition of Assets......................................................................38
         SECTION 4.19 Environmental Compliance.................................................................38
         SECTION 4.20 Regulatory Compliance....................................................................39
         SECTION 4.21 Securities and Exchange Commission Reports...............................................40
         SECTION 4.22 Absence of Certain Business Practices....................................................40
         SECTION 4.23 Registration Statement; Joint Proxy Statement/Prospectus.................................40
         SECTION 4.24 Pooling of Interests.....................................................................41
         SECTION 4.25 Books and Records........................................................................41
         SECTION 4.26 Forms of Instruments, Etc................................................................41

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         SECTION 4.27 Fiduciary Responsibilities...............................................................41
         SECTION 4.28 Guaranties...............................................................................41
         SECTION 4.29 Voting Trust or Buy-Sell Agreements......................................................41
         SECTION 4.30 Employee Relationships...................................................................41
         SECTION 4.31 Employee Benefit Plans...................................................................42
         SECTION 4.32 Interest Rate Risk Management Instruments................................................43
         SECTION 4.33 Year 2000................................................................................43
         SECTION 4.34 Representations Not Misleading...........................................................44

ARTICLE V.            COVENANTS OF PACIFIC.....................................................................44

         SECTION 5.01 Best Efforts.............................................................................44
         SECTION 5.02 Merger Agreement.........................................................................45
         SECTION 5.03 Submission of Merger to Shareholders.....................................................45
         SECTION 5.04 Information for Applications and Statements..............................................45
         SECTION 5.05 Required Acts of Pacific.................................................................46
         SECTION 5.06 Prohibited Acts of Pacific...............................................................47
         SECTION 5.07 Access; Pre-Closing Investigation........................................................49
         SECTION 5.08 Director and Committee Meetings..........................................................49
         SECTION 5.09 Additional Financial Statements..........................................................50
         SECTION 5.10 Untrue Representations...................................................................50
         SECTION 5.11 Litigation and Claims....................................................................50
         SECTION 5.12 Adverse Changes..........................................................................50
         SECTION 5.13 No Negotiation with Others...............................................................50
         SECTION 5.14 Consents and Approvals...................................................................51
         SECTION 5.15 Environmental Investigation; Right to Terminate Agreement................................51
         SECTION 5.16 Restrictions on Resales..................................................................52
         SECTION 5.17 Shareholder Lists........................................................................52
         SECTION 5.18 Employee Pension Plans...................................................................52
         SECTION 5.19 Employee Welfare Benefit Plans...........................................................52
         SECTION 5.20 Director Voting..........................................................................53
         SECTION 5.21 Dividends................................................................................53
         SECTION 5.22 Non-Compete Agreements...................................................................53
         SECTION 5.23 Pooling of Interests Accounting Treatment................................................53
         SECTION 5.24 Disclosure Schedules.....................................................................53

ARTICLE VI.           COVENANTS OF SBB.........................................................................53

         SECTION 6.01 Best Efforts.............................................................................53
         SECTION 6.02 Merger Agreement.........................................................................54
         SECTION 6.03 Regulatory Approvals and Registration Statement..........................................54
         SECTION 6.04 Submission of Merger and Related Matters to Shareholders.................................55
         SECTION 6.05 Information for Applications and Statements..............................................55
         SECTION 6.06 Required Acts of SBB.....................................................................56
         SECTION 6.07 Prohibited Acts of SBB...................................................................56
         SECTION 6.08 Access; Pre-Closing Investigation........................................................58
         SECTION 6.09 Director and Committee Meeting...........................................................59
         SECTION 6.10 Additional Financial Statements..........................................................59

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         SECTION 6.11 Untrue Representations...................................................................59
         SECTION 6.12 Litigation and Claims....................................................................59
         SECTION 6.13 Adverse Change...........................................................................60
         SECTION 6.14 No Negotiation with Others...............................................................60
         SECTION 6.15 Consents and Approvals...................................................................60
         SECTION 6.16 Environmental Investigation; Right to Terminate Agreement................................60
         SECTION 6.17 Stock Options............................................................................61
         SECTION 6.18 Director and Officer Liability Insurance.................................................62
         SECTION 6.19 Dividends................................................................................62
         SECTION 6.20 Conduct of Business in the Ordinary Course...............................................62
         SECTION 6.21 Additions to SBB Board of Directors......................................................63
         SECTION 6.22 Director Voting..........................................................................63
         SECTION 6.23 Pooling of Interests Accounting Treatment................................................63
         SECTION 6.24 Disclosure Schedules.....................................................................63

ARTICLE VII.          CONDITIONS PRECEDENT TO THE OBLIGATIONS OF PACIFIC.......................................63

         SECTION 7.01 Compliance with Representations, Warranties and Agreements...............................63
         SECTION 7.02 Shareholder Approvals....................................................................64
         SECTION 7.03 Government and Other Approvals...........................................................64
         SECTION 7.04 No Litigation............................................................................64
         SECTION 7.05 Delivery of Closing Documents............................................................64
         SECTION 7.06 Receipt of Fairness Opinion..............................................................64
         SECTION 7.07 Receipt of Pooling Opinions..............................................................65
         SECTION 7.08 Registration Statement...................................................................65
         SECTION 7.09 Federal Tax Opinion......................................................................65
         SECTION 7.10 Dissenting Shareholders..................................................................65
         SECTION 7.11 Accounting Treatment.....................................................................65
         SECTION 7.12 Bylaw Amendment..........................................................................66
         SECTION 7.13 No Material Adverse Change...............................................................66

ARTICLE VIII.         CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SBB...........................................66

         SECTION 8.01 Compliance with Representations, Warranties and Agreements...............................66
         SECTION 8.02 Shareholder Approvals....................................................................66
         SECTION 8.03 Government and Other Approvals...........................................................66
         SECTION 8.04 No Litigation............................................................................67
         SECTION 8.05 Delivery of Closing Documents............................................................67
         SECTION 8.06 Receipt of Shareholder Letters...........................................................67
         SECTION 8.07 Receipt of Fairness Opinion..............................................................67
         SECTION 8.08 Dissenting Shareholders..................................................................67
         SECTION 8.09 Receipt of Pooling Opinions..............................................................68
         SECTION 8.10 Registration Statement...................................................................68
         SECTION 8.11 Federal Tax Opinion......................................................................68
         SECTION 8.12 Accounting Treatment.....................................................................68
         SECTION 8.13 No Material Adverse Change...............................................................68

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ARTICLE IX.           EXPENSES, TERMINATION AND ABANDONMENT....................................................69

         SECTION 9.01 Expenses.................................................................................69
         SECTION 9.02 Termination..............................................................................69
         SECTION 9.03 Notice of Termination....................................................................71
         SECTION 9.04 Effect of Termination....................................................................71

ARTICLE X.            NONSURVIVAL OF REPRESENTATIONS AND WARRANTIES............................................71

         SECTION 10.01         Nonsurvival of Representations and Warranties...................................71

ARTICLE XI.           CONFIDENTIAL INFORMATION.................................................................72

         SECTION 11.01 Definition of...........................................................................72
         SECTION 11.02 Definition of...........................................................................72
         SECTION 11.03 Confidentiality.........................................................................72
         SECTION 11.04 Securities Law Concerns.................................................................73
         SECTION 11.05 Return of Subject Information...........................................................73
         SECTION 11.06 Specific Performance/Injunctive Relief..................................................73

ARTICLE XII.          MISCELLANEOUS............................................................................73

         SECTION 12.01 Brokerage Fees and Commissions..........................................................73
         SECTION 12.02 Entire Agreement........................................................................74
         SECTION 12.03 Further Cooperation.....................................................................74
         SECTION 12.04 Severability............................................................................74
         SECTION 12.05 Notices.................................................................................74
         SECTION 12.06 GOVERNING LAW...........................................................................75
         SECTION 12.07 Multiple Counterparts...................................................................76
         SECTION 12.08 Certain Definitions.....................................................................76
         SECTION 12.09 Specific Performance....................................................................77
         SECTION 12.10 Attorneys' Fees and Costs...............................................................77
         SECTION 12.11 Rules of Construction...................................................................77
         SECTION 12.12 Binding Effect; Assignment..............................................................77
         SECTION 12.13 Public Disclosure.......................................................................78
         SECTION 12.14 Extension; Waiver.......................................................................78
         SECTION 12.15 Amendments..............................................................................78
         SECTION 12.16 Access; Due Diligence...................................................................79

                                    EXHIBITS

         Exhibit "A"    -     Agreement and Plan of Merger

         Exhibit "B"    -     SBB Option Agreement

         Exhibit "C"    -     Pacific Option Agreement

         Exhibit "D"    -     Opinion Matters of Counsel to Pacific

         Exhibit "E"    -     Opinion Matters of Counsel to SBB

         Exhibit "F"    -     Form of Shareholder Letter

         Exhibit "G"    -     Persons to Deliver Non-Compete Agreements

         Exhibit "H"    -     Form of Non-Compete Agreement

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                      AGREEMENT AND PLAN OF REORGANIZATION


         This AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made and entered into as of the 20th day of July, 1998, by and between Santa Barbara Bancorp, a California corporation and registered bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHCA") with its principal offices at 1021 Anacapa Street, Santa Barbara, California 93101 ("SBB"), and Pacific Capital Bancorp, a California corporation and registered bank holding company under the BHCA with its principal offices at 307 Main Street, Salinas, California 93901 ("Pacific").

                              W I T N E S S E T H:

         WHEREAS, Pacific is a California corporation duly organized and existing under the laws of the State of California; and

         WHEREAS, SBB is a California corporation duly organized and existing under the laws of the State of California; and

         WHEREAS, SBB and Pacific desire to combine their respective businesses; and

         WHEREAS, in furtherance of the combination of their respective businesses, SBB and Pacific desire that Pacific shall be merged (the "Merger") with and into SBB, under the articles of incorporation of SBB and with the resulting name "Pacific Capital Bancorp" (SBB as it will exist from and after the Effective Date (defined herein) being referred to herein as the "Surviving Corporation"), and that (i) all of the issued and outstanding shares of common stock of Pacific (other than shares held by dissenting shareholders, fractional share interests and as otherwise set forth herein) shall be converted into and exchanged for shares of common stock of the Surviving Corporation, (ii) all outstanding options to acquire common stock of Pacific shall be converted into options to acquire common stock of the Surviving Corporation, and (iii) all of the issued and outstanding shares of capital stock of SBB shall continue to be issued and outstanding shares of capital stock of the Surviving Corporation, all pursuant to an Agreement and Plan of Merger substantially in the form attached hereto as Exhibit "A" (the "Merger Agreement"); and

         WHEREAS, it is the intent of the respective Boards of Directors of SBB and Pacific that the Merger be structured as a "merger of equals" of SBB and Pacific and that the Surviving Corporation be governed and operated on this basis; and

         WHEREAS, as a condition to, and immediately after the execution of, this Agreement, SBB and Pacific are entering into mutual stock option agreements in substantially the forms attached hereto as Exhibit "B" and Exhibit "C".

         WHEREAS, SBB and Pacific believe that the Merger, as provided for, and subject to the terms and conditions set forth in this Agreement and all exhibits, schedules and supplements hereto, is in the best interests of SBB and Pacific and their respective shareholders; and

         WHEREAS, the respective Boards of Directors of SBB and Pacific have approved this Agreement and the proposed transactions substantially on the terms and conditions set forth in this Agreement and the schedules and exhibits hereto and have authorized the execution thereof.

         WHEREAS, this Agreement and the Merger Agreement will be submitted for approval of the respective shareholders of SBB and Pacific at special meetings of their respective shareholders; and

         WHEREAS, the Merger is intended to qualify as a tax-free reorganization within the meaning of the provisions of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"); and

         WHEREAS, SBB and Pacific desire to set forth certain representations, warranties and covenants made by each to the other as an inducement to the execution and delivery of this Agreement and certain additional agreements related to the transactions contemplated hereby.

         NOW, THEREFORE, for and in consideration of the foregoing and of the mutual representations, warranties, covenants and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the conditions set forth below, the parties hereto undertake, promise, covenant and agree with each other as follows:

                                   ARTICLE I.

                         TERMS OF THE MERGER AND CLOSING

         SECTION 1.01 Merger of Pacific with and into SBB. Subject to the terms and conditions of this Agreement and the Merger Agreement, in accordance with the provisions of Section 1107 of the California General Corporation Law (the "GCL"), on the Effective Date (as such term is defined in Section 1.02), Pacific shall merge with and into SBB. SBB shall be the Surviving Corporation in the Merger and shall continue its corporate existence under the laws of the State of California. Upon consummation of the Merger, the separate corporate existence of Pacific shall terminate.

         SECTION 1.02 Effective Date. Subject to the terms and conditions of this Agreement, upon the filing with the Secretary of State of the State of California (the "California Secretary") of a duly executed Merger Agreement substantially in the form attached hereto as Exhibit "A" for the merger of Pacific with and into SBB and officers' certificates prescribed by Section 1103 of the GCL, the Merger shall become effective. The date on which the Merger is effective as prescribed in the Merger Agreement shall be referred to herein as the "Effective Date", which the parties shall use their best efforts to cause to occur on the Closing Date (as defined in Section 2.01(a)).

         SECTION 1.03 Effects of the Merger. The Merger shall have the effects provided by this Agreement and as set forth in Section 1107 of the GCL. The Surviving Corporation shall be the successor to each of SBB and Pacific; shall be subject to all the liabilities, obligations, duties and relations of each merging party; and shall without the necessity of any conveyance, assignment or transfer, become the owner of all of the assets of every kind and character

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formerly  belonging to SBB and Pacific.  The name of the  Surviving  Corporation shall be "Pacific Capital Bancorp", and Pacific shall provide SBB any consents necessary to permit the Surviving Corporation to use such name as of the Effective Date.

         SECTION 1.04      Conversion of Pacific Common Stock.

         (a) On the Effective Date, by virtue of the Merger and without any action on the part of the holders of the following-described security, each share of the common stock, no par value per share, of Pacific (the "Pacific Common Stock") issued and outstanding immediately prior to the Effective Date (other than shares of Pacific Common Stock (i) as to which dissenters' rights have been perfected, or (ii) held directly or indirectly by Pacific or SBB (except for Trust Account Shares or DPC Shares as defined in Section 1.04(d)) shall be converted into the right to receive 1.935 shares (the "Exchange Ratio") of the fully-paid, nonassessable and registered common stock, no par value per share, of SBB (the "SBB Common Stock") (together with any cash payment in lieu of fractional shares, as provided below, the "Merger Consideration").

         (b) No fractional shares of SBB Common Stock shall be issued and, in lieu thereof, holders of shares of Pacific Common Stock who would otherwise be entitled to a fractional share interest (after taking into account all shares of Pacific Common Stock held by such holder) shall be paid an amount in cash equal to the product of such fractional share interest and the average of the closing bid and asked price of a share of SBB Common Stock on the Nasdaq National Market ("Nasdaq") on the business day immediately preceding the Effective Date.

         (c) All of the shares of Pacific Common Stock converted into SBB Common Stock pursuant to this Section 1.04 shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist as of the
Effective Date, and each certificate (each a "Certificate") previously representing any such shares of Pacific Common Stock shall thereafter represent the right to receive (i) a certificate representing the number of whole shares of SBB Common Stock and (ii) cash in lieu of fractional shares into which the shares of Pacific Common Stock represented by such Certificate have been converted pursuant to this Section 1.04. Certificates previously representing shares of Pacific Common Stock shall be exchanged for certificates representing whole shares of SBB Common Stock and cash in lieu of fractional shares issued in consideration therefor upon the surrender of such Certificates in accordance with Section 1.07, without any interest thereon. Such certificates representing whole shares of SBB Common Stock exchanged for certificates previously representing shares of Pacific Common Stock shall bear the name of the Surviving Corporation.

         (d) On the Effective Date, all shares of Pacific Common Stock that are owned, directly or indirectly, by Pacific or SBB or any of their respective subsidiaries (other than (i) shares of Pacific Common Stock held, directly or indirectly, in trust accounts, managed accounts and the like or otherwise held in a fiduciary capacity that are beneficially owned by third parties (any such shares, and shares of Pacific Common Stock which are similarly held, whether held directly or indirectly by Pacific or SBB, as the case may be, being referred to herein as "Trust Account Shares") and (ii) shares of Pacific Common Stock held by Pacific or any of its subsidiaries in respect of a debt previously contracted (any such shares being referred to herein as "DPC Shares")) shall be canceled and shall cease to exist and no stock of SBB or other consideration shall be delivered in exchange therefor. All shares of SBB Common Stock that are owned by Pacific or any of its subsidiaries (other than Trust Account Shares and DPC Shares with respect to SBB Common Stock) shall be retired.

         (e) If, between the date hereof and the Effective Date, the outstanding shares of SBB Common Stock or Pacific Common Stock shall have been increased, decreased, changed into or exchanged for a different number or kind of shares or securities as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar change in capitalization (a "Share Adjustment"), then the number of shares of SBB Common Stock into which a share of Pacific Common Stock shall be converted pursuant to subsection (a) above shall be appropriately and proportionately adjusted so that each shareholder of Pacific shall be entitled to receive such number of shares of SBB Common Stock as such shareholder would have received pursuant to such Share Adjustment had the record date therefor been immediately following the Effective Date.

         (f) If any of the shares of Pacific Common Stock are "dissenting shares" as defined under applicable provisions of Chapter 13 of the GCL, any Certificate representing such shares shall not be converted as described in this
Section 1.04, but from and after the Effective Date shall represent only the right to receive such value as may be determined pursuant to Chapter 13 of the GCL; provided, however, that each dissenting share of Pacific Common Stock which shall cease to be a dissenting share shall have only such rights as are provided under the GCL.

         (g) On the Effective Date, the stock transfer books of Pacific shall be closed, and no transfer of Pacific Common Stock theretofore outstanding shall thereafter be made.

         SECTION 1.05 SBB Common Stock. On and after the Effective Date, each share of SBB Common Stock issued and outstanding immediately prior to the Closing Date shall remain an issued and outstanding share of common stock of the Surviving Corporation and shall not be affected by the Merger. References to SBB Common Stock in this Agreement as of and after the Effective Date shall be deemed to mean the common stock of the Surviving Corporation.

         SECTION 1.06      Stock Options.

         (a) Between the date of this Agreement and the Effective Date, each person holding one or more options to purchase shares of Pacific Common Stock pursuant to any Pacific Stock Option Plan (as defined in Section 6.17), shall continue to have the right to exercise any vested Pacific Stock Option (as defined in Section 6.17) prior to the Effective Date.

         (b) On the Effective Date, each non-statutory Pacific Stock Option which is outstanding and unexercised immediately prior thereto shall cease to represent a right to acquire shares of Pacific Common Stock and shall be assumed by the Surviving Corporation and converted automatically into an option to purchase shares of SBB Common Stock in an amount and at an exercise price determined as provided below (and otherwise subject to the terms of the Pacific Stock Option Plans and the agreements evidencing grants thereunder):

                  (i) The number of shares of SBB Common Stock to be subject to the converted option shall be equal to the product of the number of shares of Pacific Common Stock subject to the original option and the Exchange Ratio (provided that such number of shares shall be rounded to the nearest one one-hundredth of a share); and

                 (ii) The exercise price per share of SBB Common Stock under the converted option shall be equal to the exercise price per share of Pacific Common Stock under the original option divided by the Exchange Ratio (provided that such exercise price shall be rounded to the nearest one one-hundredth of a dollar).

         (c) On the Effective Date, each Pacific Stock Option which is an "incentive stock option" (as defined in Section 422 of the Code) and which is outstanding and unexercised immediately prior thereto shall cease to represent a right to acquire shares of Pacific Common Stock and shall be assumed by the Surviving Corporation and converted automatically into an option to purchase shares of SBB Common Stock in an amount and at an exercise price determined in a manner which is consistent with Section 424(a) of the Code. The duration and other terms of the converted option shall be the same as the original option, except that all references to Pacific shall be deemed to be references to the Surviving Corporation.

         SECTION 1.07     Exchange Procedures; Surrender of Common Certificates.

         (a) Norwest Bank Minnesota (or any successor in interest) shall act as the Exchange Agent in the Merger (the "Exchange Agent").

         (b) As soon as practicable after the Effective Date, and in no event later than three (3) business days thereafter, the Exchange Agent shall mail to each holder of record of one or more Certificates (as indicated on the certified shareholder list to be delivered to SBB in accordance with Section 2.02(I) hereof, each a "Pacific Shareholder") a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent) and instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration into which the shares of Pacific Common Stock represented by such Certificate or Certificates shall have been converted pursuant to this Agreement.

                  (i) Promptly after receipt of such Certificates and letters of transmittal, the Exchange Agent shall review the executed letters of transmittal in order to verify proper execution thereof.

                 (ii) Upon proper surrender of a Certificate for exchange and cancellation to the Exchange Agent, together with such properly completed letter of transmittal, duly executed, the holder of such Certificate shall be entitled to receive in exchange therefor (A) a certificate representing that number of whole shares of SBB Common Stock to which such holder of Pacific Common Stock shall have become entitled pursuant to the provisions of Section 1.04, and (B) a check representing the amount of any cash in lieu of fractional shares which such holder has the right to receive in respect of the Certificate surrendered pursuant to this Section 1.07, and the Certificate so surrendered shall forthwith be canceled. Until so surrendered, each such outstanding Certificate shall be deemed for all purposes, subject only to Chapter 13 of the GCL, to evidence solely the right to receive such Merger Consideration from SBB as described in

Section 1.04. No interest will be paid or accrued on any cash in lieu of fractional shares or on any unpaid dividends and distributions payable to holders of Certificates.

                (iii) Shareholders who do not provide properly completed letters of transmittal and all appropriate Certificates to the Exchange Agent shall receive their Merger Consideration promptly following receipt of those properly completed documents and appropriate Certificates by the Exchange Agent. In the event that a letter of transmittal contains an error, is incomplete or is not accompanied by all appropriate Certificates, then the Exchange Agent will notify such Pacific Shareholder promptly of the need for further information.

         (c) If any certificate representing shares of SBB Common Stock is to be issued in a name other than that in which the Certificate surrendered in exchange therefor is registered, it shall be a condition of the issuance thereof that the Certificate so surrendered shall be properly endorsed (or accompanied by an appropriate instrument of transfer) and otherwise in proper form for transfer, and that the person requesting such exchange shall pay to the Exchange Agent in advance any transfer or other taxes required by reason of the issuance of a certificate representing shares of SBB Common Stock in any name other than that of the registered holder of the Certificate surrendered, or required for any other reason, or shall establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.

         (d) In the event that any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Pacific Shareholder claiming such Certificate to be lost, stolen or destroyed and, if required by SBB in its sole discretion, the posting by such person of a bond in such amount as SBB may determine is reasonably necessary as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration deliverable in respect thereof pursuant to this Agreement.

         (e) Neither the Exchange Agent nor any other party to this Agreement shall be liable to any holder of any Certificates for any amount paid to a public official pursuant to any applicable abandoned property, escheat or similar laws.

         (f) Notwithstanding anything to the contrary contained herein, no certificates representing shares of SBB Common Stock shall be delivered to a Pacific Shareholder who is an "affiliate" (as such term is used in Section 5.16 and Section 8.06) of Pacific unless such "affiliate" shall have theretofore executed and delivered to SBB the Shareholder Letter referred to in Section 5.16 and Section 8.06 hereof.

         (g) No dividends or other distributions of any kind which are declared payable to the shareholders of record of the Surviving Corporation after the Effective Date shall be paid to persons entitled to receive such certificates for SBB Common Stock until such persons surrender their Certificates. Upon surrender of such Certificates, the holder thereof shall be paid, without interest, any dividends or other distributions with respect to the SBB Common Stock as to which the record date and payment date occurred on or after the Effective Date and before the date of surrender.

         (h) Notwithstanding anything in this Agreement to the contrary, for a period of ninety (90) days after the Closing Date, holders of Certificates representing shares of Pacific Common Stock shall be entitled to vote as holders of shares of SBB Common Stock notwithstanding that such Certificates representing Pacific Common Stock have not been exchanged for shares of SBB Common Stock as provided in this Section 1.07.

         SECTION 1.08 Articles of Incorporation. Subject to the terms and conditions of this Agreement, on the Effective Date, the Articles of Incorporation of SBB shall be the Articles of Incorporation of the Surviving Corporation until thereafter amended in accordance with applicable law, except that such Articles of Incorporation shall be amended to provide that the name of the Surviving Corporation shall be "Pacific Capital Bancorp".

         SECTION 1.09 Bylaws. Subject to the terms and conditions of this Agreement, on the Effective Date, the Bylaws of SBB shall be the Bylaws of the Surviving Corporation until thereafter amended in accordance with applicable law.

         SECTION 1.10      Directors and Officers.

         (a) From and after the Effective Date, the Board of Directors of the Surviving Corporation shall consist of the persons as set forth in the Merger Agreement attached hereto as Exhibit "A".

         (b) From and after the Effective Date, the officers of the Surviving Corporation shall be as set forth in the Merger Agreement attached hereto as Exhibit "A".

         SECTION 1.11 Headquarters of Surviving Corporation. On the Effective Date, the headquarters and principal executive offices of the Surviving Corporation shall be located in Santa Barbara, California.

         SECTION 1.12 Tax Consequences. It is intended that the Merger shall constitute a reorganization within the meaning of Section 368(a)(1)(A) of the Code, and that this Agreement shall constitute a "plan of reorganization" for the purpose of Section 368 of the Code.

         SECTION 1.13 Employee Benefits. SBB shall, with respect to each employee of Pacific or its Subsidiaries at the Effective Date who continues in employment with the Surviving Corporation or its Subsidiaries (each a "Continued Employee"), provide the benefits described in this Section 1.13. Subject to the right of subsequent amendment, modification or termination in the sole discretion of the Surviving Corporation as provided in Section 5.18 and Section
5.19 hereof, each Continued Employee shall be entitled, as an employee of the Surviving Corporation or its Subsidiaries, to participate in SBB Employee Benefit Plans (as defined in Section 4.31(a)) in effect as of the date of this Agreement, if such Continued Employee shall be eligible and, if required, selected for participation therein under the terms thereof. Continued Employees shall be eligible to participate on the same basis as similarly situated employees of SBB and its Subsidiaries. All such participation shall be subject to such terms of such plans as may be in effect from time to time and this
Section 1.13 is not intended to give any Continued Employee any rights or privileges superior to those of other employees of SBB or its Subsidiaries. The provisions of this Section 1.13 shall not be deemed or construed so as to provide duplication of similar benefits but, subject to that qualification, the Surviving Corporation shall, for purposes of vesting and any age or period of service requirements for commencement of participation with respect to any SBB Employee Plans in which a Continued Employee may participate, credit each Continued Employee with his or her term of service with Pacific and its Subsidiaries. Notwithstanding the foregoing, no such credit for term of service with Pacific and its Subsidiaries shall be given to any Continued Employee with respect to participation in or benefits received pursuant to the Santa Barbara Bank & Trust Key Employee Retiree Health Plan and the Santa Barbara Bank & Trust Retiree Health Plan, but such credit shall begin to accrue under such plan with respect to Continued Employees as of the Effective Date.

         SECTION 1.14 Severance  Payments.  The severance  benefits set forth in
Schedule 1.14 hereto shall be provided to employees of Pacific who may be terminated (i) by Pacific on the Effective Date upon confirmation that such employees would be entitled to the severance benefit, or (ii) by the Surviving Corporation or any of its Subsidiaries without cause within one year following the Effective Date.

         SECTION 1.15 Mutual Stock Option Agreements. As a condition to the execution of this Agreement, SBB and Pacific are executing and delivering each to the other an Option Agreement in substantially the form attached hereto as Exhibit "B" and Exhibit "C".

                                   ARTICLE II.

              THE CLOSING, THE CLOSING DATE AND THE EFFECTIVE DATE

         SECTION 2.01 Time and Place of the Closing and Closing Date.

         (a) On a date mutually agreeable to SBB and Pacific which is not less than 10 business days nor more than 30 calendar days after the receipt of all necessary regulatory, corporate, shareholder and other approvals and the expiration of any mandatory waiting periods, or on such other date mutually agreeable to SBB and Pacific (herein called the "Closing Date"), a meeting (the "Closing") will take place at which the parties to this Agreement will exchange certificates, opinions, letters and other documents in order to determine whether all of the conditions set forth in Articles VII and VIII of this Agreement have been satisfied or waived or whether any condition exists that would permit a party to this Agreement to terminate this Agreement. If no such condition then exists, or if no party elects to exercise any right it may have to terminate this Agreement, then and thereupon the appropriate parties shall execute such documents and instruments as may be necessary or appropriate in order to effect the transactions contemplated by this Agreement.

         (b) The Closing shall take place at the offices of Santa Barbara Bank & Trust ("SBB&T"), 1021 Anacapa Street, Santa Barbara, California 93101-2036 on the Closing Date, or at such other place to which the parties may mutually agree.

         SECTION 2.02 Actions to be Taken at the Closing by Pacific. At the Closing, Pacific shall execute and acknowledge, or cause to be executed and acknowledged (as appropriate), and deliver to SBB such documents and certificates necessary or appropriate to carry out the terms and provisions of this Agreement, including without limitation, the following (all of such actions constituting conditions precedent to SBB's obligations to close hereunder):

         A. True, correct and complete copies of the Articles of Incorporation of Pacific and all amendments thereto, duly certified as of a recent date by the California Secretary.

         B. True, correct and complete copies of the Articles of Association of First National Bank of Central California and South Valley National Bank
(collectively, the "Subsidiary Banks") and all amendments thereto, duly certified as of a recent date by the Office of the Comptroller of the Currency (the "OCC").

         C. True, correct and complete copies of the Articles of Incorporation of the Pacific Subsidiaries (as defined in Section 3.01(a)), other than the Subsidiary Banks, and all amendments thereto, duly certified as of a recent date by the California Secretary.

         D. A certificate of existence, dated as of a recent date, issued by the California Secretary, duly certifying as to the existence of Pacific and the Pacific Subsidiaries, other than the Subsidiary Banks, under the laws of the State of California.

         E. Certificates to do business, dated as of a recent date, issued by the OCC, duly certifying as to the authority of each of the Subsidiary Banks to transact the business of banking under the laws of the United States.

         F. Certificates of good standing, dated as of a recent date, issued by the California Franchise Tax Board, duly certifying as to the good standing of Pacific and each of the Pacific Subsidiaries in the State of California.

         G. Certificates, dated as of a recent date, issued by the Federal Deposit Insurance Corporation (the "FDIC"), duly certifying that the deposits of each of the Subsidiary Banks are insured by the FDIC pursuant to the Federal Deposit Insurance Act.

         H. A letter, dated as of a recent date, from the Federal Reserve Bank of San Francisco, to the effect that Pacific is a registered bank holding company under the BHCA.

         I. A certificate, dated as of the Closing Date, executed by the Secretary or other appropriate executive officer of Pacific, pursuant to which such officer shall certify: (a) the due adoption by the Board of Directors of Pacific of corporate resolutions attached to such certificate authorizing the execution and delivery of this Agreement and the other agreements and documents contemplated hereby, including, but not limited to, the Merger Agreement, and the taking of all actions contemplated hereby and thereby; (b) the due adoption by the shareholders of Pacific of resolutions authorizing the Merger and the execution and delivery of this Agreement and the Merger Agreement and the other agreements and documents contemplated hereby and thereby and the taking of all actions contemplated hereby and thereby; (c) the incumbency and true signatures of those officers of Pacific duly authorized to act on its behalf in connection with the transactions contemplated by this Agreement and to execute and deliver this Agreement and the Merger Agreement and other agreements and documents contemplated hereby and thereby and the taking of all actions contemplated hereby and thereby on behalf of Pacific; (d) that the copy of the Bylaws of Pacific attached to such certificate is true and correct and such Bylaws have not been amended except as reflected in such copy; and (e) a true and correct copy of the list of Pacific Shareholders as of the Closing Date.

         J. A certificate, dated as of the Closing Date, executed by an executive officer of Pacific, pursuant to which Pacific shall certify, to the best knowledge of such executive officer, that (i) all of the representations and warranties made in Article III of this Agreement are true and correct in all material respects on and as of the date of such certificate as if made on such date and that, except as expressly permitted by this Agreement, there shall have been no Material Adverse Change (as defined in Section 12.08(C) hereof) with respect to Pacific since December 31, 1997, and (ii) Pacific has performed and complied in all material respects with all of its obligations and agreements required to be performed on or prior to the Closing Date under this Agreement.

         K. Any signed Non-Compete Agreements (as defined in Section 5.22) from those persons identified on Exhibit "G" attached hereto as Pacific, consistent with Pacific's obligations to use its best efforts as set forth in Section 5.22 hereof, has been able to obtain on or before the Closing Date.

         L. All consents required to be obtained by Pacific from third parties to consummate the transactions contemplated by this Agreement.

         M. An opinion of counsel to Pacific substantially in the form of Exhibit "D" attached hereto.

         N. All other documents required to be delivered to SBB by Pacific under the provisions of this Agreement, and all other documents, certificates and instruments as are reasonably requested by SBB or its counsel.

         SECTION 2.03 Actions to be Taken at the Closing by SBB. At the Closing, SBB shall execute and acknowledge (as appropriate) and deliver to Pacific such documents and certificates necessary or appropriate to carry out the terms and provisions of this Agreement, including without limitation, the following (all of such actions constituting conditions precedent to Pacific's obligations to close hereunder):

         A. True, correct and complete copies of SBB's Articles of Incorporation and all amendments thereto, duly certified as of a recent date by the California Secretary.

         B. True, correct and complete copies of the Articles of Incorporation of SBB&T, and all amendments thereto, duly certified as of a recent date by the Commissioner of Financial Institutions of the State of California (the "California Commissioner").

         C. True, correct and complete copies of the Articles of Incorporation of Sanbarco Mortgage Company ("Sanbarco") and all amendments thereto, duly certified as of a recent date by the California Secretary.

         D. Good standing and existence certificates for SBB and Sanbarco, dated as of a recent date, issued by the appropriate state officials, duly certifying as to the existence and good standing of each of SBB and Sanbarco in the State of California.

         E. Certificate of Existence, dated as of a recent date, issued by the California Commissioner, duly certifying as to the existence of SBB&T under the laws of the State of California.

         F. Certificates of good standing, dated as of a recent date, issued by the California Franchise Tax Board, duly certifying as to the good standing of SBB and each of the SBB Subsidiaries in the State of California.

         G. Certificate, dated as of a recent date, issued by the FDIC, duly certifying that the deposits of SBB&T are insured by the FDIC pursuant to the Federal Deposit Insurance Act.

         H. A letter, dated as of a recent date, from the Federal Reserve Bank of San Francisco, to the effect that SBB is a registered bank holding company under the BHCA.

         I. A certificate, dated as of the Closing Date, executed by the Secretary or an Assistant Secretary of SBB pursuant to which such officer shall certify: (a) the due adoption by the Board of Directors of SBB of corporate resolutions attached to such certificate authorizing the execution and delivery of this Agreement and the other agreements and documents contemplated hereby and the taking of all actions contemplated hereby and thereby; (b) the due adoption by the shareholders of SBB of resolutions authorizing the Merger and the execution and delivery of this Agreement and the Merger Agreement and the other agreements and documents contemplated hereby and thereby and the taking of all actions contemplated hereby and thereby; (c) the incumbency and true signatures of those officers of SBB duly authorized to act on its behalf in connection with the transactions contemplated by this Agreement and to execute and deliver this Agreement and other agreements and documents contemplated hereby and the taking of all actions contemplated hereby and thereby on behalf of SBB, and (d) that the copy of the Bylaws of SBB attached to such certificate is true and correct and such Bylaws have not been amended except as reflected in such copy.

         J. A certificate, dated as of the Closing Date, executed by a duly authorized officer of SBB, pursuant to which SBB shall certify, to the best knowledge of such officer, that (i) all of the representations and warranties made in Article IV of this Agreement are true and correct in all material respects on and as of the date of such certificate as if made on such date and that, except as expressly permitted by this Agreement, there shall have been no Material Adverse Change (as defined in Section 12.08(C) hereof) with respect to SBB since December 31, 1997, and (ii) SBB has performed and complied in all material respects with all of its obligations and agreements required to be performed on or prior to the Closing Date under this Agreement.

         K. All consents required to be obtained by SBB from third parties to consummate the transactions contemplated by this Agreement.

         L. An opinion of counsel to SBB substantially in the form of Exhibit "E" attached hereto.

         M. All other documents required to be delivered to Pacific by SBB under the provisions of this Agreement, and all other documents, certificates and instruments as are reasonably requested by Pacific or its counsel.

                                  ARTICLE III.

                    REPRESENTATIONS AND WARRANTIES OF PACIFIC

         Pacific hereby makes the representations and warranties set forth in this Article III to SBB.

         SECTION 3.01      Organization and Qualification.

         (a) Pacific is a California corporation duly organized, validly existing under the laws of the State of California, and in good standing under all laws, rules and regulations applicable to corporations located in the State of California. Pacific is a bank holding company registered under the BHCA. Pacific has all requisite corporate power and authority (including all licenses, franchises, permits and other governmental authorizations as are legally required) to carry on its business as now being conducted, to own, lease and operate its properties and assets, including, but not limited to, as now owned, leased or operated, and to enter into and carry out its obligations under this Agreement and the Merger Agreement. Schedule 3.01(a) sets forth a complete list of each Subsidiary (as defined in Section 12.08(B)) of Pacific (collectively, the "Pacific Subsidiaries"). Except as set forth on Schedule 3.01(a), Pacific does not own or control any Affiliate (as defined in Section 12.08(A) hereof) other than the Pacific Subsidiaries. True and complete copies of the Articles of Incorporation and Bylaws of Pacific and the Pacific Subsidiaries (other than the Subsidiary Banks), as amended to date, certified by the Secretary of Pacific and each Pacific Subsidiary, as applicable, have been delivered to SBB.

         (b) Each of the Subsidiary Banks is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America, and in good standing under all laws, rules, and regulations applicable to national banking associations located in the State of California. Each of the Subsidiary Banks has all requisite corporate power and authority (including all licenses, franchises, permits and other governmental authorizations as are legally required) to carry on their respective businesses as now being conducted, to own, lease and operate its properties and assets, including, but not limited to, as now owned, leased or operated. True and complete copies of the Articles of Association and Bylaws of each of the Subsidiary Banks, as amended to date, certified by the Secretary of each Subsidiary Bank, have been delivered to SBB. Each of the Subsidiary Banks is an insured bank as defined in the Federal Deposit Insurance Act (the "FDIA"). Neither of the Subsidiary Banks own or control any Affiliate (as defined in Section 12.08(A) hereof) or Subsidiary (as defined in Section 12.08(B) hereof). Except for assessability under 12 U.S.C. ss.55, all of the issued and outstanding shares of capital stock of the Subsidiary Banks are owned by Pacific free and clear of all liens, encumbrances, rights of first refusal, options or other restrictions of any nature whatsoever, and all such shares are duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights of any person. There are no options, warrants or rights outstanding to acquire any capital stock of the Subsidiary Banks and no person or entity has any other right to purchase or acquire any unissued shares of stock of any of the Subsidiary Banks, nor does any such Subsidiary Bank have any obligation of any nature with respect to its unissued shares of stock.

         (c) Each of Pacific Subsidiaries, other than the Subsidiary Banks, is a California corporation duly organized, validly existing and in good standing under the laws of the State of California, and in good standing under all laws, rules, and regulations applicable to corporations located in the State of California. Each such Pacific Subsidiary has all requisite corporate power and authority (including all licenses, franchises, permits and other governmental authorizations as are legally required) to carry on their respective businesses as now being conducted, to own, lease and operate its properties and assets, including, but not limited to, as now owned, leased or operated. All of the issued and outstanding shares of capital stock of each such Pacific Subsidiary is owned by Pacific free and clear of all liens, encumbrances, rights of first refusal, options or other restrictions of any nature whatsoever, and all such shares are duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights of any person. There are no options, warrants or rights outstanding to acquire any capital stock of the Pacific Subsidiaries and no person or entity has any other right to purchase or acquire any unissued shares of stock of any of the Pacific Subsidiaries, nor does any such Pacific Subsidiary have any obligation of any nature with respect to its unissued shares of stock.

         (d) Except as required by the National Bank Act, the nature of the business of Pacific and the Pacific Subsidiaries does not require any of them to be licensed or qualified to do business in any jurisdiction other than the State of California. Except as disclosed on Schedule 3.01(d), neither Pacific nor the Pacific Subsidiaries have any equity interest, direct or indirect, in any other bank or corporation or in any partnership, joint venture or other business enterprise or entity, except as acquired through settlement of indebtedness, foreclosure, the exercise of creditors' remedies or in a fiduciary capacity, and the business carried on by Pacific and the Pacific Subsidiaries has not been conducted through any other direct or indirect Subsidiary or Affiliate of Pacific or the Pacific Subsidiaries.

         (e) Neither Pacific nor any of Pacific Subsidiaries that is neither a bank, a bank operating subsidiary or a bank service corporation, directly or indirectly, engages in any activity prohibited by the Board of Governors of the Federal Reserve System (the "Federal Reserve"). Without limiting the generality of the foregoing, any equity investment of Pacific and each Pacific Subsidiary that is not a bank, a bank operating subsidiary or a bank service corporation, is not prohibited by the Federal Reserve.

         (f) Neither of the Subsidiary Banks, directly or indirectly, engages in any activity prohibited by the OCC.

         SECTION 3.02 Execution and Delivery. Pacific has taken all corporate action necessary to authorize the execution, delivery and (provided the required regulatory and shareholder approvals are obtained) performance of this Agreement and the other agreements and documents contemplated hereby to which it is a party, including, but not limited to, the Merger Agreement. This Agreement has been, and the other agreements and documents contemplated hereby, including, but not limited to, the Merger Agreement, have been or at Closing will be, duly executed by Pacific and each constitutes and will constitute the legal, valid and binding obligation of Pacific, enforceable in accordance with its respective terms and conditions, except as enforceability may be limited by bankruptcy, conservatorship, insolvency, moratorium, reorganization, receivership or similar laws and judicial decisions affecting the rights of creditors generally and by general principles of equity (whether applied in a proceeding at law or in equity).

         SECTION 3.03 Capitalization. The entire authorized capital stock of Pacific consists of (i) 20,000,000 shares of Pacific Common Stock, 4,503,945 shares of which are fully paid, validly issued, nonassessable and outstanding, and 321,376 additional shares of which have been reserved for issuance to holders of outstanding Pacific Stock Options (as defined in Section 6.17 hereto), and (ii) 20,000,000 shares of preferred stock, no par value per share (the "Pacific Preferred Stock"), of which no shares of Pacific Preferred Stock are issued or outstanding. Schedule 3.03 contains a list of each of the Pacific Stock Option Plans, including (i) the number of outstanding options with respect to each Pacific Stock Option Plan, (ii) the weighted average exercise price per share with respect to each Pacific Stock Option Plan, (iii) a list of all option holders with respect to each Pacific Stock Option Plan, and (iv) the number of vested and unvested Pacific Stock Options with respect to each such option holder in each Pacific Stock Option Plan. All Pacific Stock Options were issued and, upon issuance in accordance with the terms of the outstanding option agreements, the shares of Pacific Common Stock shall be issued in compliance with all applicable securities laws. Except as disclosed in Schedule 3.03, there are no (i) other outstanding equity securities of any kind or character, including but not limited to preferred stock, (ii) outstanding subscriptions, options, convertible securities, rights, warrants, calls or other agreements or commitments of any kind issued or granted by, or binding upon, Pacific to purchase or otherwise acquire any security of or equity interest in Pacific or
(iii) outstanding subscriptions, options, rights, warrants, calls, convertible securities, irrevocable proxies or other agreements or commitments obligating Pacific to issue any shares of, restricting the transfer of or otherwise relating to shares of its capital stock of any class. All of the issued and outstanding shares of Pacific Common Stock have been duly authorized, validly issued and are fully paid and nonassessable, and have not been issued in violation of the preemptive rights of any person. Such shares of Pacific Common Stock have been issued in full compliance with applicable law. There are no restrictions applicable to the payment of dividends on the shares of Pacific Common Stock, except pursuant to applicable laws and regulations, and all dividends declared prior to the date of this Agreement have been paid.

         SECTION 3.04 Compliance with Laws, Permits and Instruments.

         (a) Except as set forth in Schedule 3.04, Pacific and the Pacific Subsidiaries, as applicable, are in compliance with, and are not in default (or with the giving of notice or the passage of time will be in default) under, or in violation of, (i) any provision of the Articles of Incorporation or Bylaws of Pacific or the Pacific Subsidiaries (other than the Subsidiary Banks), (ii) any provision of the Articles of Association or Bylaws of the Subsidiary Banks (iii) any material provision of any loan agreement, security or pledge agreement, mortgage, indenture, lease, contract, agreement or other instrument applicable to Pacific or the Pacific Subsidiaries or their respective assets, operations, properties or businesses now conducted or heretofore conducted or (iv) any permit, concession, grant, franchise, license, authorization, judgment, writ, injunction, order, decree, award, statute, federal, state or local law, ordinance, rule or regulation of any court, arbitrator or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality applicable to Pacific, the Pacific Subsidiaries or their respective assets, operations, properties or businesses now conducted or heretofore conducted, which noncompliance or violation would, individually or in the aggregate, reasonably be anticipated to have a material adverse effect on the business results of operations, financial condition or (insofar as they can reasonably be foreseen) prospects of Pacific taken as a whole.

     (b) The execution, delivery and (provided the required regulatory and shareholder approvals are obtained) performance of this Agreement and the other agreements contemplated hereby, including, but not limited to the Merger Agreement, and the consummation of the transactions contemplated hereby and thereby will not conflict with, or result, by itself or with the giving of notice or the passage of time, in any violation of or default or loss of a benefit under, (i) any provision of the Articles of Incorporation or Bylaws of Pacific and the Pacific Subsidiaries (other than the Subsidiary Banks), (ii) any provision of the Articles of Association or Bylaws of the Subsidiary Banks,
(iii) any material provision of any mortgage, indenture, lease, contract, agreement or other instrument applicable to Pacific, the Pacific Subsidiaries or their assets, operations, properties or businesses, or (iv) any permit, concession, grant, franchise, license, authorization, judgment, writ, injunction, order, decree, statute, law, ordinance, rule or regulation applicable to Pacific, the Pacific Subsidiaries or their assets, operations, properties or businesses.

         SECTION 3.05      Financial Statements.

         (a) Pacific has furnished to SBB true and complete copies of (i) the audited consolidated balance sheets of Pacific as of December 31, 1996 and 1997, and the related audited consolidated statements of income, stockholders' equity and cash flows for the years ended December 31, 1995, 1996 and 1997, (ii) an unaudited consolidated balance sheet of Pacific as of March 31, 1998, and the related unaudited consolidated statement of income for the three-month period ended March 31, 1998 (such balance sheets and the related statements of income, stockholders' equity and cash flows are collectively referred to herein as the "Pacific Financial Statements"). Except as described in the notes to the Pacific Financial Statements, the Pacific Financial Statements fairly present, in all material respects, the consolidated financial position of Pacific as of the respective dates thereof and the results of operations and changes in financial position of Pacific for the periods then ended, in conformity with generally accepted accounting principles ("GAAP"), applied on a basis consistent with prior periods (subject, in the case of the unaudited interim financial statements, to normal year-end adjustments and the fact that they do not contain all of the footnote disclosures required by GAAP), except as otherwise noted therein, and the accounting records underlying the Pacific Financial Statements accurately and fairly reflect in all material respects the transactions of Pacific. The Pacific Financial Statements do not contain any items of extraordinary or nonrecurring income or any other income not earned in the ordinary course of business except as expressly specified therein.

         (b) Pacific has furnished, or has caused the Subsidiary Banks to furnish, to SBB with true and complete copies of the Report of Condition and Income ("Call Reports") for each of the Subsidiary Banks for the periods ended December 31, 1996, December 31, 1997 and March 31, 1998. Such Call Reports fairly presents, in all material respects, the financial position of the Subsidiary Banks and the results of their operations at the dates and for the periods indicated in conformity with the Instructions for the Preparation of
Call Reports as promulgated by applicable regulatory authorities. The Call Reports do not contain any items of special or nonrecurring income or any other income not earned in the ordinary course of business except as expressly specified therein. Each of the Subsidiary Banks has calculated its allowance for loan losses in accordance with GAAP, which includes regulatory accounting principles ("RAP") where applicable, as applied to banking institutions and in accordance with all applicable rules and regulations. To the best knowledge of Pacific, the allowance for loan losses account for each of the Subsidiary Banks is, and as of the Closing Date will be, adequate in all material respects to provide for all losses, net of recoveries relating to loans previously charged off, on all outstanding loans of each such Subsidiary Bank.

         SECTION 3.06 Undisclosed Liabilities. Neither Pacific nor any of the Pacific Subsidiaries has any material liability or obligation, accrued, absolute, contingent or otherwise and whether due or to become due (including, without limitation, unfunded obligations under any service recognition or severance agreement, whether written or oral, or Pacific Employee Plans (as defined in Section 3.32 hereof) or material liabilities for federal, state or local taxes or assessments or material liabilities under any agreement that are not reflected in or disclosed in the Pacific Financial Statements, except (i) those liabilities and expenses incurred in the ordinary course of business and consistent with prudent business practices since the date of the Pacific Financial Statements or (ii) as disclosed on Schedule 3.06.

         SECTION 3.07 Litigation. Except as set forth on Schedule 3.07, there are no actions, claims, suits, investigations, reviews or other legal, quasi-judicial or administrative proceedings of any kind or nature now pending or, to the best knowledge of Pacific, threatened against or affecting Pacific, any of the Pacific Subsidiaries or any of their respective current or former officers and directors (while acting in such capacity) at law or in equity, or by or before any federal, state or municipal court or other governmental or administrative department, commission, board, bureau, agency or instrumentality, domestic or foreign, that in any manner involves Pacific, the Pacific
Subsidiaries or any of their current or former officers or directors (while acting in such capacity) or any of their properties or capital stock that would reasonably be anticipated to result in a Material Adverse Change with respect to Pacific or materially and adversely affect the transactions contemplated by this Agreement, and Pacific does not know or have any reason to be aware of any basis for the same. No legal action, suit or proceeding or judicial, administrative or governmental investigation is pending or, to the knowledge of Pacific, threatened against Pacific or any of the Pacific Subsidiaries that questions the validity of this Agreement or the agreements contemplated hereby, including, but not limited to, the Merger Agreement, or any actions taken or to be taken by Pacific pursuant hereto or thereto or seeks to enjoin or otherwise restrain the transactions contemplated hereby or thereby.

         SECTION 3.08 Consents and Approvals. Pacific's Board of Directors (at a meeting called and duly held) has resolved, subject to its fiduciary duties to the shareholders of Pacific, to recommend approval and adoption by Pacific's shareholders of the Merger, this Agreement and the Merger Agreement. Except for shareholder and regulatory approvals and except as disclosed in Schedule 3.08, no approval, consent, order or authorization of, or registration, declaration or filing with, any governmental authority or other third party is required on the part of Pacific in connection with the execution, delivery or performance of this Agreement or the agreements contemplated hereby, including, but not limited to, the Merger Agreement, or the consummation by Pacific of the transactions contemplated hereby or thereby.

         SECTION 3.09 Title to Assets. Pacific and each of the Pacific Subsidiaries has good and indefeasible title to all of its assets and properties including, without limitation, all personal and intangible properties reflected in the Pacific Financial Statements or acquired subsequent thereto, subject to no liens, mortgages, security interests, encumbrances or charges of any kind, except (i) as described in Schedule 3.09, (ii) as noted in the Pacific Financial Statements, or as set forth in the documents delivered to SBB pursuant to this
Section 3.09, (iii) statutory liens not yet delinquent, (iv) consensual landlord liens, (v) minor defects and irregularities in title and encumbrances that do not materially impair the use thereof for the purpose for which they are held,
(vi) pledges of assets in the ordinary course of business to secure public funds deposits, and (vii) those assets and properties disposed of for fair value in the ordinary course of business since the dates of the Pacific Financial Statements. Schedule 3.09 includes a copy of the title policy of insurance with respect to each parcel of real property owned by Pacific and the Pacific Subsidiaries.

         SECTION 3.10 Absence of Certain Changes or Events. Except as disclosed on Schedule 3.10, since December 31, 1997, Pacific, including the Pacific Subsidiaries, has conducted its business only in the ordinary course and has not, other than in the ordinary course of business and consistent with past practices and safe and sound banking practices:

         A. Incurred any obligation or liability, absolute, accrued, contingent or otherwise, whether due or to become due, which individually or in the aggregate, has had a material adverse effect on the business, results of operations, financial condition, or (insofar as they can reasonably be foreseen) prospects of Pacific and the Pacific Subsidiaries taken as a whole, except for deposits taken and federal funds purchased and current liabilities for trade or business obligations;

         B. Discharged or satisfied any lien, charge or encumbrance or paid any obligation or liability, whether absolute or contingent, due or to become due;

         C. Declared or made any payment of dividends or other distribution to its shareholders, or purchased, retired or redeemed, or obligated itself to purchase, retire or redeem, any of its shares of capital stock or other securities;

         D. Issued,  reserved for  issuance,  granted,  sold or  authorized  the issuance of any shares of its capital stock or other securities or subscriptions, options, warrants, calls, rights or commitments of any kind relating to the issuance thereto;

         E. Acquired any capital stock or other equity securities or acquired any equity or ownership interest in any bank, corporation, partnership or other entity (except (i) through settlement of indebtedness, foreclosure, or the exercise of creditors' remedies or (ii) in a fiduciary capacity, the ownership of which does not expose it to any liability from the business, operations or liabilities of such person);

         F. Mortgaged, pledged or subjected to lien, charge, security interest or any other encumbrance or restriction any of its property, business or assets, tangible or intangible except (i) as described in Schedule 3.09, (ii) statutory liens not yet delinquent, (iii) consensual landlord liens, (iv) minor defects and irregularities in title and encumbrances that do not materially impair the use thereof for the purpose for which they are held, (v) pledges of assets to secure public funds deposits, and (vi) for those assets and properties disposed of for fair value since the dates of the Pacific Financial Statements.

         G. Sold, transferred, leased to others or otherwise disposed of any of its assets or canceled or compromised any debt or claim, or waived or released any right or claim of material value;

         H. Terminated, canceled or surrendered, or received any notice of or threat of termination or cancellation of any contract, lease or other agreement or suffered any damage, destruction or loss (whether or not covered by insurance), which, in any case or in the aggregate, would have a material adverse effect on the business, results of operations, financial condition, or (insofar as they can reasonably be foreseen) prospects of Pacific and the Pacific Subsidiaries taken as a whole;

         I. Disposed of, permitted to lapse, transferred or granted any rights under, or entered into any settlement regarding the breach or infringement of, any United States or foreign license or Pacific Proprietary Right (as defined in Section 3.15 hereof) or modified any existing rights with respect thereto;

         J. Made any change in the rate of compensation, commission, bonus or other direct or indirect remuneration payable, or paid or agreed or orally promised to pay, conditionally or otherwise, any bonus, extra compensation, pension or severance or vacation pay, to or for the benefit of any of its shareholders, directors, officers, employees or agents, or entered into any employment or consulting contract or other agreement with any director, officer or employee or adopted, amended in any material respect or terminated any pension, employee welfare, retirement, stock purchase, stock option, stock appreciation rights, termination, severance, income protection, golden parachute, savings or profit-sharing plan (including trust agreements and insurance contracts embodying such plans), any deferred compensation, or collective bargaining agreement, any group insurance contract or any other incentive, welfare or employee benefit plan or agreement maintained by it for the benefit of its directors, employees or former employees, except (i) compensation adjustments contemplated within Pacific's 1998 budget and approved in advance by SBB (which approval shall not be unreasonably withheld), (ii) employee severance benefits contemplated by Section 12.16 of this Agreement, and
(iii) periodic increases consistent with past practices;

         K.  Except  for   improvements  or  betterments   relating  to  Pacific
Properties (as defined in Section 3.19 hereof), made any capital expenditures or capital additions or betterments in excess of an aggregate of $1,000,000;

         L. Instituted, had instituted against it, settled or agreed to settle any litigation, action or proceeding before any court or governmental body, other than routine collection suits instituted by it to collect amounts owed or suits in which the amount in controversy is less than $100,000;

         M. Permitted any change, event or condition that, in any case or in the aggregate, has caused or may result in a Material Adverse Change, or any Material Adverse Change in earnings or costs or relations with its employees, agents, depositors, loan customers, correspondent banks or suppliers;

         N. Except for the transactions contemplated by this Agreement or as otherwise permitted hereunder, entered into any transaction, or entered into, modified or amended any contract or commitment;

         O. Entered into or given any promise, assurance or guarantee of the payment, discharge or fulfillment of any undertaking or promise made by any person, firm or corporation other than letters of credit issued in the ordinary course of business;

         P. Sold, or knowingly disposed of, or otherwise divested itself of the ownership, possession, custody or control, of any corporate books or records of any nature that, in accordance with sound business practice, normally are retained for a period of time after their use, creation or receipt, except at the end of the normal retention period;

         Q. Made any, or acquiesced with any, change in any accounting methods, principles or material practices, except as required by GAAP or RAP;

         R. Sold (provided, however, that payment at maturity is not deemed a sale) any investment securities in a single transaction involving a book gain or loss of more than $100,000 on such sale or purchased any investment securities, other than purchases of U.S. Treasury securities with a maturity of two years or less;

         S. Made, renewed, extended the maturity of, or altered any of the material terms of any criticized loan to any single borrower and his related interests without regard to whether such transaction was in the ordinary course of business or whether it was consistent with past or safe and sound banking practices; or

         T. Entered into any agreement or made any commitment whether in writing or otherwise to take any of the types of action described in subsections A. through S. above.

         SECTION 3.11 Leases, Contracts and Agreements. Schedule 3.11 sets forth a complete listing of all leases, subleases, licenses, contracts and agreements to which Pacific, including any of the Pacific Subsidiaries, is a party (the "Pacific Contracts"), and which (i) relate to real property used by Pacific in its operation, (ii) involve payments to or by Pacific in excess of $100,000 during the term of such Pacific Contracts (exclusive of unfunded loan commitments and letters of credit issued by Pacific), or (iii) involve any unfunded loan commitments and letters of credit issued by Pacific where the borrower's total direct and indirect indebtedness to Pacific is in excess of $2,000,000. True and correct copies of all such Pacific Contracts (other than unfunded loan commitments and letters of credit issued by Pacific) are included with Schedule 3.11. For the purposes of this Agreement, the Pacific Contracts shall be deemed not to include loans made by, Federal funds sold or purchased by, repurchase agreements made by, spot foreign exchange transactions of, bankers acceptances of or deposits by Pacific. Except as set forth in Schedule 3.11, no participations or loans have been sold which have buy back, recourse or guaranty provisions which create contingent or direct liabilities of Pacific. To the knowledge of Pacific, all of the Pacific Contracts are legal, valid and binding obligations of the parties to the Pacific Contracts enforceable in accordance with their terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally and to general equitable principles, and are in full force and effect. Except as described in Schedule 3.11, all rent and other payments by Pacific and any Pacific Subsidiary under the Pacific Contracts are current, there are no existing defaults by Pacific or any Pacific Subsidiary under the Pacific Contracts and no termination, condition or other event has occurred which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute a default. Pacific and each Pacific Subsidiary has a good and indefeasible leasehold interest in each parcel of real property leased by it free and clear of all mortgages, pledges, liens, encumbrances and security interests.

         SECTION 3.12 Taxes. Pacific has duly and timely filed with the appropriate Federal, state and local governmental agencies all tax returns and reports required to be filed, including, without limitation, income, excise, property, sales, use, franchise, value added, unemployment, employees' income withholding and social security taxes, imposed by the United States or by any foreign country or by any state, municipality, subdivision or instrumentality of the United States or of any foreign country, or by any other taxing authority, and has paid, or has established adequate reserves for the payment of, all taxes and assessments that are or are claimed to be due, payable or owed by Pacific, or for which Pacific may have liability, whether as a result of its own activities or by virtue of its affiliation with other entities and all interest and penalties thereon, whether disputed or not. All such tax returns and reports are accurately prepared and all deposits required by law to be made by Pacific with respect to employees' withholding taxes have been duly made. Pacific is not and has not been delinquent in the payment of any foreign or domestic tax, assessment or governmental charge or deposit and has no tax deficiency or claim outstanding, proposed or assessed against it, and, to Pacific's knowledge, there is no basis for any such deficiency or claim. Except as set forth in Schedule 3.12, within the last six (6) years, Pacific's Federal income tax return has not been audited or examined and no such audit is currently pending or, to Pacific's knowledge, threatened. Pacific has not been granted any extension of time with respect to the date on which any tax return not yet filed was or is due to be filed by or with respect to Pacific or any waiver or agreement by Pacific for the extension of time for the assessment or collection of any tax. Except as set forth in Schedule 3.12, Pacific (i) within the past six (6) years, has not committed any violation of any applicable Federal, state, local or foreign tax laws, and (ii) with respect to all prior years, has not committed any violation of any applicable Federal, state, local or foreign tax laws that is likely to result in a Material Adverse Change with respect to Pacific.

         The amounts set up as provisions for current or deferred taxes on the Pacific Financial Statements are sufficient in all material respects for the payment of all unpaid Federal, state, county, local, foreign or other taxes (including any interest or penalties) of or on behalf of Pacific applicable to the periods covered by the Pacific Financial Statements, and all years and periods prior thereto. True and complete copies of the Federal income tax returns of Pacific as filed with the Internal Revenue Service (the "IRS") for the years ended December 31, 1995, 1996, and 1997, have been delivered to SBB.

         SECTION 3.13 Insurance. Schedule 3.13 contains an accurate and complete list and brief description of all policies of insurance, including fidelity and bond insurance, of Pacific, including the Pacific Subsidiaries. All such policies (a) are valid, outstanding and enforceable except as enforceability may
be   limited   by   bankruptcy,    conservatorship,    insolvency,
moratorium, reorganization, receivership, or similar laws and judicial decisions affecting the rights of creditors generally and by general principles of equity (whether applied in a proceeding at law or equity), (b) will not in any significant respect be affected by, and will not terminate or lapse by reason of, the transactions contemplated by this Agreement, and (c) are presently in full force and effect, no notice has been received of the cancellation, or threatened or proposed cancellation, of any such policy and there are no unpaid premiums due thereon. Pacific, including the Pacific Subsidiaries, is not in default with respect to the provisions of any such policy and has not failed to give any notice or present any claim thereunder in a due and timely fashion. Except as set forth on Schedule 3.13, neither Pacific nor any of the Pacific Subsidiaries has been refused any insurance with respect to its assets or operations, nor has its insurance been limited by any insurance carrier to which Pacific and the Pacific Subsidiaries has applied for any such insurance within the last two (2) years. Each property of Pacific, including the Pacific Subsidiaries, is insured for the benefit of Pacific in amounts deemed adequate by Pacific's management against risks customarily insured against. There have been no claims under any fidelity bonds of Pacific or any of the Pacific Subsidiaries within the last three (3) years, and Pacific is not aware of any facts that would form the basis of a claim under such bonds.

         SECTION 3.14 No Adverse Change. Except as disclosed in the Schedules to this Agreement or in the representations and warranties made in this Article III, there has not been any Material Adverse Change since December 31, 1997, nor has any event or condition occurred that has resulted in, or has a reasonable possibility of resulting in the future, in a Material Adverse Change with respect to Pacific.

         SECTION 3.15 Patents, Trademarks and Copyrights. Except as disclosed in
Schedule 3.15, Pacific and the Pacific Subsidiaries do not own or require the use of any patent, patent application, patent right, invention, process, trademark (whether registered or unregistered), trademark application, trademark right, trade name, service name, service mark, copyright or any trade secret ("Pacific Proprietary Rights") for their respective businesses or operations, except for licensed computer software. To the knowledge of Pacific, neither Pacific nor any of the Pacific Subsidiaries are infringing upon or otherwise acting adversely to any Pacific Proprietary Right owned by any other person or persons. There is no claim or action by any such person pending, or, to the knowledge of Pacific, threatened, with respect thereto.

         SECTION 3.16 Transactions with Certain Persons and Entities. Except as disclosed in Schedule 3.16, neither Pacific nor any of the Pacific Subsidiaries owe any amount to (excluding deposit liabilities), or have any loan (excluding loans to participants from the Pacific Capital 401(k) Plan), contract, lease, commitment or other obligation from or to any of the respective present or former directors or executive officers (other than compensation for current services not yet due and payable and reimbursement of expenses arising in the ordinary course of business) of Pacific and the Pacific Subsidiaries, and none of such persons owes any amount to Pacific or the Pacific Subsidiaries. Except as set forth in Schedule 3.16, there are no understandings, agreements (whether written or oral), instruments, commitments, perquisites, extensions of credit, tax sharing or allocation agreements or other contractual agreements of any kind between or among Pacific and the Pacific Subsidiaries, whether on its own behalf or in its capacity as trustee or custodian for the funds of any employee benefit plan (as defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), and any present or former officers or directors of Pacific or the Pacific Subsidiaries. True and correct copies of any such written understandings, agreements, instruments, etc., are included with Schedule 3.16.

         SECTION 3.17 Evidences of Indebtedness. All evidences of indebtedness and leases that are reflected as assets of Pacific and the Pacific Subsidiaries are, to Pacific's best knowledge, legal, valid and binding obligations of the respective obligors thereof, enforceable in accordance with their respective terms (except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and the availability of injunctive relief, specific performance and other equitable remedies) and are not subject to any known or threatened defenses, offsets or counterclaims that may be asserted against Pacific, the Pacific Subsidiaries or the present holder thereof, except as disclosed in Schedule 3.17. The credit files of Pacific, including the Pacific Subsidiaries, contain all material information (excluding general, local or national industry, economic or similar conditions) known to Pacific that is reasonably required to evaluate in accordance with generally prevailing practices in the banking industry the collectibility of the loan portfolio of Pacific (including loans that will be outstanding if any of them advances funds they are obligated to advance). Pacific has disclosed all of the substandard, doubtful, loss, nonperforming or loans identified as problem loans on the internal watch list of each of the Subsidiary Banks, a copy of which as of May 31, 1998, has been provided to SBB. Except as disclosed in Schedule 3.17, Pacific is not aware of, nor has Pacific received notice of, any past or present conditions, events, activities, practices or incidents that may result in a violation of any Environmental Law (as defined in Section 12.08(D) hereof) with respect to any real property securing any indebtedness reflected as an asset of Pacific or any Pacific Subsidiary.

         SECTION 3.18 Condition of Assets. All tangible assets used by Pacific, including the Pacific Subsidiaries, are in good operating condition, ordinary wear and tear excepted, and conform with all applicable ordinances, regulations, zoning and other laws, whether Federal, state or local. None of Pacific's or the Pacific Subsidiaries' premises or equipment are in need of maintenance or repairs other than ordinary routine maintenance and repairs that are not material in nature or cost.

         SECTION 3.19 Environmental Compliance.

         (a) Pacific is not aware of, nor has Pacific received notice of, any past or present conditions, events, activities, practices or incidents that are in violation of Environmental Laws (as defined in Section 12.08(D) hereof) or that may interfere with or prevent Pacific's continued compliance in all respects with all Environmental Laws.

         (b) Pacific and the Pacific Subsidiaries have obtained all permits, licenses and authorizations that are required under any Environmental Laws.

         (c) To  Pacific's  knowledge,  no  Hazardous  Materials  (as defined in
Section 12.08(E) hereof) exist on, about, or within any of the Pacific Properties (as defined in this Section 3.19), nor, to Pacific's knowledge, have any Hazardous Materials previously existed on, about or within or been used, generated, stored, transported, disposed of, on or released from any of the Pacific Properties in violation of any Environmental Law. The use that Pacific, including the Pacific Subsidiaries, makes and intends to make of the Pacific Properties will not result in the use, generation, storage, transportation, accumulation, disposal or release of any Hazardous Material on, in or from any of the Pacific Properties in violation of any Environmental Law.

         (d) There is no action, suit, proceeding, investigation or inquiry before any court, administrative agency or other governmental authority pending or, to Pacific's knowledge, threatened against Pacific or any Pacific Subsidiary relating in any way to any Environmental Law. To the best of Pacific's knowledge, neither Pacific nor any Pacific Subsidiary has any liability for remedial action under any Environmental Law. Pacific has not received any request for information by any governmental authority with respect to the condition, use or operation of any of the Pacific Properties nor has Pacific received any notice of any kind from any governmental authority or other person with respect to any violation of or claimed or potential liability of any kind under any Environmental Law (including, without limitation, any letter, notice or inquiry from any person or governmental entity informing Pacific that it is or may be liable in any way under any Environmental Law, or requesting information to enable such a determination to be made).

         (e) As used in this Section 3.19, the term "Pacific Property" or "Pacific Properties" shall include all real property currently owned or leased by Pacific or any of the Pacific Subsidiaries, including, but not limited to, properties that Pacific or any Pacific Subsidiary has foreclosed on as well as the Subsidiary Banks' respective banking premises and all improvements and fixtures thereon. The phrase "to Pacific's knowledge" or similar phrases as used in this Section 3.19 shall mean the current actual knowledge of executive management of Pacific.

         SECTION 3.20 Regulatory Compliance. All reports, records, registrations, statements, notices and other documents or information required to be filed by Pacific and the Pacific Subsidiaries during the last two (2) years with any federal or state regulatory authority including, without limitation, the Federal Reserve, the OCC, the FDIC and the IRS have been duly and timely filed and all information and data contained in such reports, records or other documents are true, accurate, correct and complete. Except as disclosed on Schedule 3.20, Pacific and the Pacific Subsidiaries are not now nor have been, within the past six (6) years subject to any memorandum of understanding, cease and desist order, written agreement or other formal administrative action with any such regulatory bodies. Pacific does not believe any such regulatory bodies have any present intent to place Pacific or the Pacific Subsidiaries under any new administrative action. Except as set forth on Schedule 3.20, there are no actions or proceedings pending or threatened against Pacific or any Pacific Subsidiary by or before any such regulatory bodies or any other nation, state or subdivision thereof, or any other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         SECTION 3.21 Securities and Exchange Commission Reports. Pacific has previously made available to SBB an accurate and complete copy of each (a) final registration statement, prospectus, report, schedule and definitive proxy statement filed since January 1, 1995 by Pacific with the Securities and Exchange Commission (the "S.E.C.") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and prior to the date hereof (the "Pacific Reports"), and (b) communication mailed by Pacific to its shareholders since January 1, 1995 and prior to the date hereof, and no such registration statement, prospectus, report, schedule, proxy statement or communication contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, except that information as of a later date shall be deemed to modify information as of an earlier date. Since January 1, 1995, Pacific has timely filed all Pacific Reports and other documents required to be filed by it under the Securities Act and the Exchange Act, and, as of their respective dates, all Pacific Reports complied in all material respects with the published rules and regulations of the S.E.C. with respect thereto.

         SECTION 3.22 Absence of Certain Business Practices. Except as set forth on Schedule 3.22, neither Pacific, any of the Pacific Subsidiaries nor any officer, employee or agent of Pacific or the Pacific Subsidiaries, nor any other person acting on their behalf, has, directly or indirectly, within the past ten
(10) years, given or agreed to give any gift or similar benefit to any customer, supplier, governmental employee or other person who is or may be in a position to help or hinder the business of Pacific as a whole (or assist Pacific in connection with any actual or proposed transaction) that (i) would subject Pacific or any of the Pacific Subsidiaries to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, would have resulted in a Material Adverse Change with respect to Pacific, or (iii) if not continued in the future would result in a Material Adverse Change with respect to Pacific or would subject Pacific to suit or penalty in any private or governmental litigation or proceeding.

         SECTION 3.23 Registration Statement; Joint Proxy Statement/Prospectus. None of the information supplied or to be supplied by Pacific or any of its directors, officers, employees or agents for inclusion in the Registration Statement (as defined in Section 5.03(c)) or the Joint Proxy Statement/Prospectus (as defined in Section 5.03(c)), or any amendment thereof or supplement thereto, will be false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or at the time of the Pacific Shareholders' Meeting and the SBB Shareholders' Meeting, be false or misleading with respect to any material fact, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of any proxy for the Pacific Shareholders' Meeting and the SBB Shareholders' Meeting. All documents that Pacific is responsible for filing with any regulatory or governmental agency in connection with the Merger will comply in all material respects with the provisions of applicable law.

         SECTION 3.24 Dissenting Shareholders. Except as set forth on Schedule 3.24, Pacific has no knowledge of any plan or intention on the part of any of the shareholders of Pacific to make written demand for payment of the fair value of their shares of Pacific Common Stock in the manner provided by applicable law.

         SECTION 3.25 Pooling of Interests. As of the date of this Agreement, Pacific has no reason to believe that the Merger will not qualify as a "pooling of interests" for accounting purposes.

         SECTION 3.26 Books and Records. The minute books, stock certificate books and stock transfer ledgers of Pacific and the Pacific Subsidiaries (i) have been kept accurately in the ordinary course of business, (ii) are complete and correct in all material respects, (iii) reflect transactions representing bona fide transactions, and (iv) do not fail to reflect transactions involving the business of Pacific or the Pacific Subsidiaries that were required to have been set forth therein and that have not been accurately so set forth.

         SECTION 3.27 Forms of Instruments, Etc. Pacific will make available to SBB upon written request copies of all standard forms of notes, mortgages, deeds of trust and other routine documents of a like nature used on a regular and recurring basis by Pacific and the Pacific Subsidiaries in the ordinary course of their businesses.

         SECTION  3.28  Fiduciary  Responsibilities.   Except  as  disclosed  in
Schedule 3.28, Pacific and the Subsidiary Banks have performed in all material respects all of their duties as a trustee, custodian, guardian or as an escrow agent in a manner that complies in all material respects with all applicable laws, regulations, orders, agreements, instruments and common law standards.

         SECTION 3.29 Guaranties. None of the obligations or liabilities of Pacific or the Pacific Subsidiaries are guaranteed by any other person, firm or corporation, nor is any outstanding obligation or liability of any other person, firm or corporation guaranteed by Pacific or the Pacific Subsidiaries, except in the ordinary course of business, according to prudent business practices and in compliance with applicable law.

         SECTION 3.30 Voting Trust or Buy-Sell Agreements. Pacific is not aware of any agreement between or among any of its shareholders relating to a right of first refusal with respect to the purchase or sale by any such shareholder of capital stock of Pacific or any voting agreement or voting trust with respect to shares of capital stock of Pacific (other than that contemplated by Section 5.20).

         SECTION 3.31 Employee Relationships. Pacific and the Pacific Subsidiaries (including their respective officers and directors while acting in such capacities) have complied in all material respects with all applicable laws relating to its relationships with its employees, and Pacific believes that the relationships between Pacific, including the Pacific Subsidiaries (including their respective officers and directors while acting in such capacities), and its employees are good. To the knowledge of Pacific, no key executive officer or manager of any of the operations operated by Pacific and the Pacific Subsidiaries or any group of employees of Pacific and the Pacific Subsidiaries have any present plans to terminate their employment with Pacific or any Pacific Subsidiary. Neither Pacific nor any of the Pacific Subsidiaries is a party to any oral or written contracts or agreements granting benefits or rights to employees or any collective bargaining agreement or to any conciliation agreement with the Department of Labor, the Equal Employment Opportunity Commission or any federal, state or local agency that requires equal employment opportunities or affirmative action in employment. There are no unfair labor practice complaints pending against Pacific, including any of the Pacific Subsidiaries, before the National Labor Relations Board and no similar claims pending before any similar state, local or foreign agency. There is no activity or proceeding of any labor organization (or representative thereof) or employee group to organize any employees of Pacific, including any Pacific Subsidiary, nor of any strikes, slowdowns, work stoppages, lockouts or threats thereof, by or with respect to any such employees. Pacific and the Pacific Subsidiaries are in compliance in all material respects with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and neither Pacific nor any of the Pacific Subsidiaries are engaged in any unfair labor practice.

         SECTION 3.32 Employee Benefit Plans.

         (a) Set forth on Schedule 3.32(a) is a complete and correct list of all "employee benefit plans" (as defined in ERISA), all specified fringe benefit plans as defined in Section 6039D of the Code, and all other bonus, incentive, compensation, deferred compensation, profit sharing, stock option, stock appreciation right, stock bonus, stock purchase, employee stock ownership, savings, severance, supplemental unemployment, layoff, salary continuation, retirement, pension, health, life insurance, disability, group insurance, vacation, holiday, sick leave, fringe benefit or welfare plan or any other similar plan, agreement, policy or understanding (whether written or oral, qualified or nonqualified,  currently  effective or terminated),  and any trust, escrow or other agreement related thereto, which (a) is maintained or contributed to by Pacific or any Pacific Subsidiary, or with respect to which Pacific and the Pacific Subsidiaries has any liability, and (b) provides benefits, or describes policies or procedures applicable to any officer, employee, service provider, former officer or former employee of Pacific or any Pacific Subsidiary, or the dependents of any such person, regardless of whether funded (the "Pacific Employee Plans").

         (b) No Pacific Employee Plan is a defined benefit plan within the meaning of section 3(35) of ERISA. Pacific has delivered or made available to SBB true, accurate and complete copies of the documents comprising each Pacific Employee Plan, and such other documents, records or other materials related thereto reasonably requested by SBB. To the best knowledge of Pacific, there have been no prohibited transactions, breaches of fiduciary duty or any other breaches or violations of any law applicable to the Pacific Employee Plans that would subject SBB or Pacific to any liabilities. Each Pacific Employee Plan intended to be qualified under section 401(a) of the Code has a current favorable determination letter and, to the best knowledge of Pacific, has been operated in compliance with applicable law and in accordance with its terms. However, Pacific has a ruling request pending with the Internal Revenue Service that compensation elected to be deferred by employees pursuant to the "Executive Compensation Deferral Plan" and the transfer and retention of those sums deferred to the "Executive Compensation Deferral Trust" will result in no current inclusion of the income to those employees or their beneficiaries pursuant to Sections 83, 451 or 402(b) of the Code. There are no pending claims, lawsuits or actions relating to any Pacific Employee Plan (other than ordinary course claims for benefits) and, to the best knowledge of Pacific, none are threatened. No written or oral representations have been made to any employee or former employee of Pacific or the Pacific Subsidiaries promising or guaranteeing any employer payment or funding for the continuation of medical, dental, life or disability coverage for any period of time beyond the end of the current plan year (except to the extent of coverage required under section 4980B of the
Code). Compliance with FAS 106 will not create any material change to the Pacific Financial Statements. Except as required in connection with qualified plan amendments required by tax law changes and except for those plans identified on Schedule 3.32(b), the consummation of the transactions contemplated by this Agreement will not accelerate the time of payment or vesting, or increase the amount, of compensation due to any employee, officer, former employee or former officer of Pacific or any Pacific Subsidiary.

         (c) With respect to each "employee benefit plan" (as defined in ERISA) maintained or contributed to or required to be contributed to, currently or in the past, by any trade or business with which Pacific is required by any of the rules contained in the Code or ERISA to be treated as a single employer (the "Controlled Group Plans"):

                  (i) To the knowledge of Pacific, all Controlled Group Plans that are "group health plans" (as defined in the Code and ERISA) have been operated up to the Closing in a manner so as to not subject Pacific to any material liability under Section 4980B of the Code; and

                 (ii) There is no Controlled Group Plan that is a defined benefit plan (as defined in Section 3(35) of ERISA), nor has there been in the last five (5) calendar years.

                (iii) There is no Controlled Group Plan that is a "multiple employer plan" or "multiemployer plan" (as either such term is defined in ERISA), nor has there been in the last five (5) calendar years.

         SECTION 3.33 Interest Rate Risk Management Instruments. All interest rate swaps, caps, floors and option agreements and other interest rate risk management arrangements, whether entered into for the account of Pacific or any Pacific Subsidiary or for the account of a customer of Pacific or any Pacific Subsidiary, were entered into in the ordinary course of business and, to Pacific's knowledge, in accordance with prudent banking practice and applicable rules, regulations and policies of any regulatory authority and with counterparties believed to be financially responsible at the time and are legal, valid and binding obligations of Pacific or a Pacific Subsidiary enforceable in accordance with their terms (except as may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the rights of creditors generally and the availability of equitable remedies), and are in full force and effect. Pacific and each Pacific Subsidiary have duly performed in all material respects all of their material obligations thereunder to the extent that such obligations to perform have accrued; and, to Pacific's knowledge, there are no material breaches, violations or defaults or allegations or assertions of such by any party thereunder.

         SECTION 3.34 Year 2000.

         (a) To the best of Pacific's knowledge, Pacific and the Subsidiary Banks are in compliance with those certain guidances and statements issued by the Federal Financial Institutions Examination Council (the "FFIEC") in connection with the century date change that will take place on January 1, 2000, which guidances are dated as of June 1996, May 5, 1997, December 17, 1997, March 17, 1998, April 10, 1998, and May 13, 1998 (together with any subsequent FFIEC issuances on the Year 2000, the "Interagency Statements"). Pacific and the Subsidiary Banks have:

                  (i)  Inventoried  and  assessed  the   technologies  it  uses,
particularly its computer hardware and software, to identify potential problems areas related to the Year 2000;

                 (ii) Developed and implemented a Year 2000 Plan, including comprehensive testing plans, to prepare its "mission critical" information technology to: (a) process date/time data accurately and without interruption (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the years 1999 and 2000, and leap year calculations; (b) respond to two-digit year-date input in a way that resolves the ambiguity as to century in a disclosed, defined, and predetermined manner; and (c) store and provide output of date information in ways that are unambiguous as to century; and

                (iii) Commenced the development of, and by September 30, 1998 will have completed the development of, contingency plans to ensure continuity of business in the event of: (a) failure to complete any tasks required by the Year 2000 Plan, such as remediation or validation; or (b) any externally caused business interruption related to the century date change.

                 (iv) Taken commercially reasonable steps to investigate and test the ability of its "mission critical" information technology to share and exchange date/time data accurately and without interruption or material delay with its key vendors and suppliers.

         (b) If Pacific and the Subsidiary Banks have been examined by federal or state regulators for Year 2000 readiness, they have not received a rating that would cause delay or denial of any regulatory approval of this Agreement and the transactions contemplated hereby.

         (c) Pacific's estimate of the out-of-pocket expenses payable to third parties necessary to complete its consolidated Year 2000 Compliance efforts is not in excess of $500,000.

         SECTION 3.35 Representations Not Misleading. To Pacific's knowledge, all material facts relating to the business operations, properties, assets, liabilities (contingent or otherwise) and financial condition of Pacific and the Pacific Subsidiaries have been disclosed to SBB in or in connection with this Agreement. No representation or warranty by Pacific contained in this Agreement, nor any statement, exhibit or schedule furnished to SBB by Pacific under and pursuant to, or in anticipation of or in connection with, this Agreement, contains or will contain on the Closing Date any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which it was or will be made, not misleading and such representations and warranties would continue to be true and correct following disclosure to any governmental authority having jurisdiction over Pacific or its properties of the facts and circumstances upon which they were based. Except as disclosed herein, there is no matter that materially adversely affects Pacific or Pacific's ability to perform the transactions contemplated by this Agreement or the other agreements contemplated hereby, or to the knowledge of Pacific, will in the future result in a Material Adverse Change with respect to Pacific, other than general economic conditions. No information material to the Merger and that is necessary to make the representations and warranties herein contained not misleading, has been withheld by Pacific.

                                   ARTICLE IV.

                      REPRESENTATIONS AND WARRANTIES OF SBB

         SBB hereby makes the  representations  and warranties set forth in this
Article IV to Pacific.

         SECTION 4.01 Organization and Qualification.

         (a) SBB is a corporation, duly organized, validly existing under the laws of the State of California, and in good standing under all laws, rules, and regulations applicable to corporations located in the State of California. SBB is a bank holding company registered under the BHCA. SBB has all requisite corporate power and authority (including all licenses, franchises, permits and other governmental authorizations as are legally required) to carry on its business as now being conducted, to own, lease and operate its properties and assets, including, but not limited to, as now owned, leased or operated and to enter into and carry out its obligations under this Agreement and the Merger Agreement. Schedule 4.01(a) sets forth a complete list of each Subsidiary (as defined in Section 12.08(B)) of SBB (collectively, the "SBB Subsidiaries"). Except as set forth on Schedule 4.01(a), SBB does not own or control any
Affiliate (as defined in Section 12.08(A) hereof) other than the SBB Subsidiaries, and neither of the SBB Subsidiaries owns or controls any Affiliate or Subsidiary. True and complete copies of the Articles of Incorporation and Bylaws of SBB and the SBB Subsidiaries, as amended to date, certified by the Secretary of SBB and each SBB Subsidiary, as applicable, have been delivered to Pacific.

         (b) SBB&T is a California banking corporation duly organized, validly existing and in good standing under the laws of the State of California. SBB&T has all requisite corporate power and authority (including all licenses, franchises, permits and other governmental authorizations as are legally required) to carry on its business as now being conducted, to own, lease and operate its properties and assets, including, but not limited to, as now owned, leased or operated. SBB&T is an insured bank as defined in the FDIA. All of the issued and outstanding shares of capital stock of SBB&T are owned by SBB free and clear of all liens, encumbrances, rights of first refusal, options or other restrictions of any nature whatsoever, and all such shares are duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights of any person. There are no options, warrants or rights outstanding to acquire any capital stock of the SBB&T, and no person or entity has any other right to purchase or acquire any unissued shares of stock of SBB&T, nor does SBB&T have any obligation of any nature with respect to its unissued shares of stock.

         (c) Each of the SBB Subsidiaries, other than SBB&T, is a California corporation duly organized, validly existing and in good standing under the laws of the State of California, and in good standing under all laws, rules, and regulations applicable to corporations located in the State of California. Each such SBB Subsidiary has all requisite corporate power and authority (including all licenses, franchises, permits and other governmental authorizations as are legally required) to carry on their respective businesses as now being conducted, to own, lease and operate its properties and assets, including, but not limited to, as now owned, leased or operated. All of the issued and outstanding shares of capital stock of each such SBB Subsidiary is owned by SBB free and clear of all liens, encumbrances, rights of first refusal, options or other restrictions of any nature whatsoever, and all such shares are duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights of any person. There are no options, warrants or rights outstanding to acquire any capital stock of the SBB Subsidiaries and no person or entity has any other right to purchase or acquire any unissued shares of stock of any of the SBB Subsidiaries, nor does any such SBB Subsidiary have any obligation of any nature with respect to its unissued shares of stock.

         (d) The nature of the business of SBB and the SBB Subsidiaries do not require any of them to be licensed or qualified to do business in any jurisdiction other than the State of California. Except as disclosed on Schedule 4.01(d), neither SBB nor any of the SBB Subsidiaries has any equity interest, direct or indirect, in any other bank or corporation or in any partnership, joint venture or other business enterprise or entity, except as acquired through settlement of indebtedness, foreclosure, the exercise of creditors' remedies or in a fiduciary capacity, and the business carried on by SBB and the SBB
Subsidiaries has not been conducted through any other direct or indirect Subsidiary or Affiliate of SBB or the SBB Subsidiaries.

         (e) Neither SBB nor any of the SBB Subsidiaries that is neither a bank, a bank operating subsidiary or a bank service corporation, directly or indirectly, engages in any activity prohibited by the Federal Reserve. Without limiting the generality of the foregoing, any equity investment of SBB and each subsidiary that is not a bank, a bank operating subsidiary or a bank service corporation, is not prohibited by the Federal Reserve.

         (f) SBB&T does not, directly or indirectly, engage in any activity prohibited by the Federal Reserve or the California Commissioner.

         SECTION 4.02 Execution and Delivery. SBB has taken all corporate action necessary to authorize the execution, delivery and (provided the required regulatory and shareholder approvals are obtained) performance of this Agreement and the other agreements and documents contemplated hereby to which it is a party, including, but not limited to, the Merger Agreement. This Agreement has been, and the other agreements and documents contemplated hereby, including, but not limited to, the Merger Agreement, have been or at Closing will be, duly executed by SBB and each constitutes the valid and binding obligation of SBB, enforceable in accordance with its respective terms and conditions, except as enforceability may be limited by bankruptcy, conservatorship, insolvency, moratorium, reorganization, receivership or similar laws and judicial decisions affecting the rights of creditors generally and by general principles of equity (whether applied in a proceeding at law or in equity).

         SECTION 4.03 Capitalization. The entire authorized capital stock of SBB consists of 40,000,000 shares of SBB Common Stock, 15,397,463 shares of which are fully paid, validly issued, nonassessable and outstanding, and 1,128,680 additional shares of which have been reserved for issuance to holders of outstanding stock options to purchase shares of SBB Common Stock. Schedule 4.03 contains a list of each plan administered by SBB or any SBB Subsidiary pursuant to which options to purchase shares of SBB Common Stock ("SBB Stock Options") have been or may be granted (the "SBB Stock Option Plans"), including (i) the number of outstanding options with respect to each SBB Stock Option Plan, (ii) the weighted average exercise price per share with respect to each SBB Stock Option Plan, (iii) a list of all option holders with respect to each SBB Stock Option Plan, and (iv) the number of vested and unvested SBB Stock Options with respect to each such option holder in each SBB Stock Option Plan. All SBB Stock Options were issued and, upon issuance in accordance with the terms of the outstanding option agreements, the shares of SBB Common Stock shall be issued in compliance with all applicable securities laws. Except as disclosed in Schedule 4.03, there are no (i) other outstanding equity securities of any kind or character, (ii) outstanding subscriptions, options, convertible securities, rights, warrants, calls or other agreements or commitments of any kind issued or granted by, or binding upon, SBB to purchase or otherwise acquire any security of or equity interest in SBB or (iii) outstanding subscriptions, options, rights, warrants, calls, convertible securities, irrevocable proxies or other agreements or commitments obligating SBB to issue any shares of, restricting the transfer of or otherwise relating to shares of its capital stock of any class. All of the issued and outstanding shares of SBB Common Stock have been duly authorized, validly issued and are fully paid and nonassessable, and have not been issued in violation of the preemptive rights of any person. Such shares of SBB Common Stock have been issued in full compliance with applicable law. There are no restrictions applicable to the payment of dividends on the shares of SBB Common Stock, except pursuant to applicable laws and regulations, and all dividends declared prior to the date of this Agreement have been paid.

         SECTION 4.04 Compliance with Laws, Permits and Instruments.

         (a) Except as set forth in Schedule 4.04, SBB and the SBB Subsidiaries, as applicable, are in compliance with, and are not in default (or with the giving of notice or the passage of time will be in default) under, or in violation of, (i) any provision of the Articles of Incorporation or Bylaws of SBB or any SBB Subsidiary, (ii) any material provision of any loan agreement, security or pledge agreement, mortgage, indenture, lease, contract, agreement or other instrument applicable to SBB or any SBB Subsidiary or their respective assets, operations, properties or businesses now conducted or heretofore conducted or (iii) any permit, concession, grant, franchise, license, authorization, judgment, writ, injunction, order, decree, award, statute, federal, state or local law, ordinance, rule or regulation of any court, arbitrator or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality applicable to SBB, the SBB Subsidiaries or their respective assets, operations, properties or businesses now conducted or heretofore conducted, which noncompliance or violation would, individually or in the aggregate, reasonably be anticipated to have a material adverse effect on the business, results of operations, financial condition, or (insofar as they can reasonably be foreseen) prospects of SBB taken as a whole.

         (b) The execution, delivery and (provided the required regulatory and shareholder approvals are obtained) performance of this Agreement and the other agreements contemplated hereby, including but not limited to the Merger
Agreement, and the consummation of the transactions contemplated hereby and thereby, will not conflict with, or result, by itself or with the giving of notice or the passage of time, in any violation of or default or loss of a benefit under, (i) any provision of the Articles of Incorporation or Bylaws of SBB or any SBB Subsidiary, (ii) any material provision of any mortgage, indenture, lease, contract, agreement or other instrument applicable to SBB, the SBB Subsidiaries or their assets, operations, properties or businesses, or (iii) any permit, concession, grant, franchise, license, authorization, judgment, writ, injunction, order, decree, statute, law, ordinance, rule or regulation applicable to SBB, the SBB Subsidiaries or their assets, operations, properties or businesses.

         SECTION 4.05 Financial Statements.

         (a) SBB has furnished to Pacific true and complete copies of (i) the audited consolidated balance sheets of SBB as of December 31, 1996 and 1997, and the related audited consolidated statements of income, stockholders' equity and cash flows for the years ended December 31, 1995, 1996 and 1997, (ii) an unaudited consolidated balance sheet of SBB as of March 31, 1998, and the related unaudited consolidated statement of income for the three-month period ended March 31, 1998 (such balance sheets and the related statements of income, stockholders' equity and cash flows are collectively referred to herein as the "SBB Financial Statements"). Except as described in the notes to the SBB Financial Statements, the SBB Financial Statements fairly present, in all material respects, the consolidated financial position of SBB as of the respective dates thereof and the results of operations and changes in financial position of SBB for the periods then ended, in conformity with GAAP, applied on a basis consistent with prior periods (subject, in the case of the unaudited interim financial statements, to normal year-end adjustments and the fact that they do not contain all of the footnote disclosures required by GAAP), except as otherwise noted therein, and the accounting records underlying the SBB Financial Statements accurately and fairly reflect in all material respects the transactions of SBB. The SBB Financial Statements do not contain any items of extraordinary or nonrecurring income or any other income not earned in the ordinary course of business except as expressly specified therein.

         (b) SBB has furnished, or has caused SBB&T to furnish, to Pacific with true and complete copies of the Call Reports of SBB&T for the periods ended December 31, 1996, December 31, 1997 and March 31, 1998. Such Call Reports fairly presents, in all material respects, the financial position of SBB&T and the results of its operations at the dates and for the periods indicated in conformity with the Instructions for the Preparation of Call Reports as promulgated by applicable regulatory authorities. The Call Reports do not contain any items of special or nonrecurring income or any other income not earned in the ordinary course of business except as expressly specified therein. SBB&T has calculated its allowance for loan losses in accordance with GAAP, which includes RAP where applicable, as applied to banking institutions and in accordance with all applicable rules and regulations. To the best knowledge of SBB, the allowance for loan losses account for SBB&T is, and as of the Closing Date will be, adequate in all material respects to provide for all losses, net of recoveries relating to loans previously charged off, on all outstanding loans of SBB&T.

         SECTION 4.06 Undisclosed Liabilities. Neither SBB nor any of the SBB Subsidiaries has any material liability or obligation, accrued, absolute, contingent or otherwise and whether due or to become due (including, without limitation, unfunded obligations under any service recognition or severance agreement, whether written or oral, or SBB Employee Plans (as defined in Section
4.31 hereof) or material liabilities for federal, state or local taxes or assessments or material liabilities under any agreement that are not reflected in or disclosed in the SBB Financial Statements, except (i) those liabilities and expenses incurred in the ordinary course of business and consistent with prudent business practices since the date of the SBB Financial Statements or
(ii) as disclosed on Schedule 4.06.

         SECTION 4.07 Litigation. Except as set forth on Schedule 4.07, there are no actions, claims, suits, investigations, reviews or other legal, quasi-judicial or administrative proceedings of any kind or nature now pending or, to the best knowledge of SBB, threatened against or affecting SBB, any of the SBB Subsidiaries or any of their respective current or former officers and directors (while acting in such capacity) at law or in equity, or by or before any federal, state or municipal court or other governmental or administrative department, commission, board, bureau, agency or instrumentality, domestic or foreign, that in any manner involves SBB, the SBB Subsidiaries or any of their current or former officers or directors (while acting in such capacity) or any of their properties or capital stock that would reasonably be anticipated to result in a Material Adverse Change with respect to SBB, or materially and adversely affect the transactions contemplated by this Agreement, and SBB does not know or have any reason to be aware of any basis for the same. No legal action, suit or proceeding or judicial, administrative or governmental investigation is pending or, to the knowledge of SBB, threatened against SBB or any of the SBB Subsidiaries that questions the validity of this Agreement or the agreements contemplated hereby, including, but not limited to, the Merger Agreement, or any actions taken or to be taken by SBB pursuant hereto or thereto or seeks to enjoin or otherwise restrain the transactions contemplated hereby or thereby.

         SECTION 4.08 Consents and Approvals. SBB's Board of Directors (at a meeting called and duly held) has resolved, subject to its fiduciary duties to the shareholders of SBB, to recommend approval and adoption by SBB's shareholders of the Merger, this Agreement and the Merger Agreement. Except for shareholder and regulatory approvals and except as disclosed in Schedule 4.08, no approval, consent, order or authorization of, or registration, declaration or filing with, any governmental authority or other third party is required on the part of SBB in connection with the execution, delivery or performance of this Agreement or the agreements contemplated hereby, including, but not limited to, the Merger Agreement, or the consummation by SBB of the transactions contemplated hereby or thereby.

         SECTION 4.09 Title to Assets. SBB and each of the SBB Subsidiaries has good and indefeasible title to all of its assets and properties including, without limitation, all personal and intangible properties reflected in the SBB Financial Statements or acquired subsequent thereto, subject to no liens, mortgages, security interests, encumbrances or charges of any kind, except (i) as described in Schedule 4.09, (ii) as noted in the SBB Financial Statements,
(iii) statutory liens not yet delinquent, (iv) consensual landlord liens, (v) minor defects and irregularities in title and encumbrances that do not materially impair the use thereof for the purpose for which they are held, (vi) pledges of assets in the ordinary course of business to secure public funds deposits, and (vii) those assets and properties disposed of for fair value in the ordinary course of business since the dates of the SBB Financial Statements.
Schedule 4.09 includes a copy of the title policy of insurance with respect to each parcel of real property owned by SBB and the SBB Subsidiaries.

         SECTION 4.10 Absence of Certain Changes or Events. Except as disclosed on Schedule 4.10, since December 31, 1997, SBB, including the SBB Subsidiaries, has conducted its business only in the ordinary course and has not, other than in the ordinary course of business and consistent with past practices and safe and sound banking practices:

         A. Incurred any obligation or liability, absolute, accrued, contingent or otherwise, whether due or to become due, which individually or in the aggregate, has had a material adverse effect on the business, results of operations, financial condition, or (insofar as they can reasonably be foreseen) prospects of SBB and the SBB Subsidiaries taken as a whole, except for deposits taken and federal funds purchased and current liabilities for trade or business obligations;

         B. Discharged or satisfied any lien, charge or encumbrance or paid any obligation or liability, whether absolute or contingent, due or to become due;

         C. Declared or made any payment of dividends or other distribution to its shareholders, or purchased, retired or redeemed, or obligated itself to purchase, retire or redeem, any of its shares of capital stock or other securities;

         D. Issued,  reserved for  issuance,  granted,  sold or  authorized  the issuance of any shares of its capital stock or other securities or subscriptions, options, warrants, calls, rights or commitments of any kind relating to the issuance thereto;

         E. Acquired any capital stock or other equity securities or acquired any equity or ownership interest in any bank, corporation, partnership or other entity (except (i) through settlement of indebtedness, foreclosure, or the exercise of creditors' remedies or (ii) in a fiduciary capacity, the ownership of which does not expose it to any liability from the business, operations or liabilities of such person);

         F. Mortgaged, pledged or subjected to lien, charge, security interest or any other encumbrance or restriction any of its property, business or assets, tangible or intangible except (i) as described in Schedule 4.09, (ii) statutory liens not yet delinquent, (iii) consensual landlord liens, (iv) minor defects and irregularities in title and encumbrances that do not materially impair the use thereof for the purpose for which they are held, (v) pledges of assets to secure public funds deposits, and (vi) for those assets and properties disposed of for fair value since the dates of the SBB Financial Statements.

         G. Sold, transferred, leased to others or otherwise disposed of any of its assets or canceled or compromised any debt or claim, or waived or released any right or claim of material value;

         H. Terminated, canceled or surrendered, or received any notice of or threat of termination or cancellation of any contract, lease or other agreement or suffered any damage, destruction or loss (whether or not covered by insurance), which, in any case or in the aggregate, would have a material adverse effect on the business, results of operations, financial condition, or (insofar as they can reasonably be foreseen) prospects of SBB and the SBB Subsidiaries taken as a whole;

         I. Disposed of, permitted to lapse, transferred or granted any rights under, or entered into any settlement regarding the breach or infringement of, any United States or foreign license or SBB Proprietary Right (as defined in Section 4.15 hereof) or modified any existing rights with respect thereto;

         J. Made any change in the rate of compensation, commission, bonus or other direct or indirect remuneration payable, or paid or agreed or orally promised to pay, conditionally or otherwise, any bonus, extra compensation, pension or severance or vacation pay, to or for the benefit of any of its shareholders, directors, officers, employees or agents, or entered into any employment or consulting contract or other agreement with any director, officer or employee or adopted, amended in any material respect or terminated any pension, employee welfare, retirement, stock purchase, stock option, stock appreciation rights, termination, severance, income protection, golden parachute, savings or profit-sharing plan (including trust agreements and insurance contracts embodying such plans), any deferred compensation, or collective bargaining agreement, any group insurance contract or any other incentive, welfare or employee benefit plan or agreement maintained by it for the benefit of its directors, employees or former employees, except (i) compensation adjustments contemplated within SBB's 1998 budget and approved in advance by Pacific (which approval shall not be unreasonably withheld), and (ii) periodic increases consistent with past practices;

         K. Except for improvements or betterments relating to SBB Properties (as defined in Section 4.19(e) hereof), made any capital expenditures or capital additions or betterments in excess of an aggregate of $4,000,000;

         L. Instituted, had instituted against it, settled or agreed to settle any litigation, action or proceeding before any court or governmental body, other than routine collection suits instituted by it to collect amounts owed or suits in which the amount in controversy is less than $200,000;

         M. Permitted any change, event or condition that, in any case or in the aggregate, has caused or may result in a Material Adverse Change, or any Material Adverse Change in earnings or costs or relations with its employees, agents, depositors, loan customers, correspondent banks or suppliers;

         N. Except for the transactions contemplated by this Agreement or as otherwise permitted hereunder, entered into any transaction, or entered into, modified or amended any contract or commitment;

         O. Entered into or given any promise, assurance or guarantee of the payment, discharge or fulfillment of any undertaking or promise made by any person, firm or corporation other than letters of credit issued in the ordinary course of business;

         P. Sold, or knowingly disposed of, or otherwise divested itself of the ownership, possession, custody or control, of any corporate books or records of any nature that, in accordance with sound business practice, normally are retained for a period of time after their use, creation or receipt, except at the end of the normal retention period;

         Q. Made any, or acquiesced with any, change in any accounting methods, principles or material practices, except as required by GAAP or RAP;

         R. Sold (provided, however, that payment at maturity is not deemed a sale) any investment securities in a single transaction involving a book gain or loss of more than $200,000 on such sale or purchased any investment securities, other than purchases of U.S. Treasury securities with a maturity of two years or less;

         S. Made, renewed, extended the maturity of, or altered any of the material terms of any criticized loan to any single borrower and his related interests without regard to whether such transaction was in the ordinary course of business or whether it was consistent with past or safe and sound banking practices; or

         T. Entered into any agreement or made any commitment whether in writing or otherwise to take any of the types of action described in subsections A. through S. above.

         SECTION 4.11 Leases, Contracts and Agreements. Schedule 4.11 sets forth a complete listing of all leases, subleases, licenses, contracts and agreements to which SBB, including any of the SBB Subsidiaries, is a party (the "SBB Contracts"), and which (i) relate to real property used by SBB in its operation,
(ii) involve payments to or by SBB in excess of $200,000 during the term of such SBB Contracts (exclusive of unfunded loan commitments and letters of credit issued by SBB), or (iii) involve any unfunded loan commitments and letters of credit issued by SBB where the borrower's total direct and indirect indebtedness to SBB is in excess of $4,000,000. True and correct copies of all such SBB Contracts (other than unfunded loan commitments and letters of credit issued by
SBB) are included with Schedule 4.11. For the purposes of this Agreement, the SBB Contracts shall be deemed not to include loans made by, Federal funds sold or purchased by, repurchase agreements made by, spot foreign exchange transactions of, bankers acceptances of or deposits by SBB. Except as set forth in Schedule 4.11, no participations or loans have been sold which have buy back, recourse or guaranty provisions which create contingent or direct liabilities of SBB. To the knowledge of SBB, all of the leases, subleases, licenses, contracts and agreements to which SBB or any SBB Subsidiary is a party are legal, valid and binding obligations of the parties to such contracts enforceable in accordance with their terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally and to general equitable principles, and are in full force and effect. Except as described in Schedule 4.11, all rent and other payments by SBB and any SBB Subsidiary under such contracts are current, there are no existing defaults by SBB or any SBB Subsidiary under such contracts, and no termination, condition or other event has occurred which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute a default. SBB and each SBB Subsidiary has a good and indefeasible leasehold interest in each parcel of real property leased by it free and clear of all mortgages, pledges, liens, encumbrances and security interests.

         SECTION 4.12 Taxes. SBB has duly and timely filed with the appropriate Federal, state and local governmental agencies all tax returns and reports required to be filed, including, without limitation, income, excise, property, sales, use, franchise, value added, unemployment, employees' income withholding and social security taxes, imposed by the United States or by any foreign country or by any state, municipality, subdivision or instrumentality of the United States or of any foreign country, or by any other taxing authority, and has paid, or has established adequate reserves for the payment of, all taxes and assessments that are or are claimed to be due, payable or owed by SBB, or for which SBB may have liability, whether as a result of its own activities or by virtue of its affiliation with other entities and all interest and penalties thereon, whether disputed or not. All such tax returns and reports are accurately prepared and all deposits required by law to be made by SBB with respect to employees' withholding taxes have been duly made. SBB is not and has not been delinquent in the payment of any foreign or domestic tax, assessment or governmental charge or deposit and has no tax deficiency or claim outstanding, proposed or assessed against it, and, to SBB's knowledge, there is no basis for any such deficiency or claim. Except as set forth in Schedule 4.12, within the last six (6) years, SBB's Federal income tax return has not been audited or examined and no such audit is currently pending or, to SBB's knowledge, threatened. SBB has not been granted any extension of time with respect to the date on which any tax return not yet filed was or is due to be filed by or with respect to SBB or any waiver or agreement by SBB for the extension of time for the assessment or collection of any tax. Except as set forth in Schedule 4.12, SBB (i) within the past six (6) years, has not committed any violation of any applicable Federal, state, local or foreign tax laws, and (ii) with respect to all prior years, has not committed any violation of any applicable Federal, state, local or foreign tax laws that is likely to result in a Material Adverse Change with respect to SBB.

         The amounts set up as provisions for current or deferred taxes on the SBB Financial Statements are sufficient in all material respects for the payment of all unpaid Federal, state, county, local, foreign or other taxes (including any interest or penalties) of or on behalf of SBB applicable to the periods covered by the SBB Financial Statements, and all years and periods prior thereto. True and complete copies of the Federal income tax returns of SBB as filed with the IRS for the years ended December 31, 1995, 1996, and 1997, have been delivered to Pacific.

         SECTION 4.13 Insurance. Schedule 4.13 contains an accurate and complete list and brief description of all policies of insurance, including fidelity and bond insurance, of SBB, including the SBB Subsidiaries. All such policies (a) are valid, outstanding and enforceable except as enforceability may be limited by bankruptcy, conservatorship, insolvency, moratorium, reorganization, receivership, or similar laws and judicial decisions affecting the rights of creditors generally and by general principles of equity (whether applied in a proceeding at law or equity), (b) will not in any significant respect be affected by, and will not terminate or lapse by reason of, the transactions contemplated by this Agreement, and (c) are presently in full force and effect, no notice has been received of the cancellation, or threatened or proposed cancellation, of any such policy and there are no unpaid premiums due thereon. SBB, including the SBB Subsidiaries, is not in default with respect to the provisions of any such policy and has not failed to give any notice or present any claim thereunder in a due and timely fashion. Except as set forth on
Schedule 4.13, neither SBB nor any SBB Subsidiary has been refused any insurance with respect to its assets or operations, nor has its insurance been limited by any insurance carrier to which SBB and the SBB Subsidiaries has applied for any such insurance within the last two (2) years. Each property of SBB, including the SBB Subsidiaries, is insured for the benefit of SBB in amounts deemed adequate by SBB's management against risks customarily insured against. There have been no claims under any fidelity bonds of SBB or any of the SBB Subsidiaries within the last three (3) years, and SBB is not aware of any facts that would form the basis of a claim under such bonds.

         SECTION 4.14 No Adverse Change. Except as disclosed in the Schedules to this Agreement or in the representations and warranties made in this Article IV, there has not been any Material Adverse Change since December 31, 1997, nor has any event or condition occurred that has resulted in, or has a reasonable possibility of resulting in the future, in a Material Adverse Change with respect to SBB.

         SECTION 4.15 Patents, Trademarks and Copyrights. Except as disclosed in
Schedule 4.15, SBB and the SBB Subsidiaries do not own or require the use of any patent, patent application, patent right, invention, process, trademark (whether registered or unregistered), trademark application, trademark right, trade name, service name, service mark, copyright or any trade secret ("SBB Proprietary Rights") for their respective businesses or operations, except for licensed computer software. To the knowledge of SBB, neither SBB nor any of the SBB Subsidiaries are infringing upon or otherwise acting adversely to any SBB Proprietary Right owned by any other person or persons. There is no claim or action by any such person pending, or, to the knowledge of SBB, threatened, with respect thereto.

         SECTION 4.16 Transactions with Certain Persons and Entities. Except as disclosed in Schedule 4.16, neither SBB nor any of the SBB Subsidiaries owe any amount to (excluding deposit liabilities), or have any loan (excluding loans to participants from the Santa Barbara Bank & Trust 401(k) Plan), contract, lease, commitment or other obligation from or to any of the present or former directors or executive officers (other than compensation for current services not yet due and payable and reimbursement of expenses arising in the ordinary course of business) of SBB and the SBB Subsidiaries, and none of such persons owes any amount to SBB or the SBB Subsidiaries. Except as set forth in Schedule 4.16, there are no understandings, agreements (whether written or oral), instruments, commitments, perquisites, extensions of credit, tax sharing or allocation agreements or other contractual agreements of any kind between or among SBB and the SBB Subsidiaries, whether on its own behalf or in its capacity as trustee or custodian for the funds of any employee benefit plan (as defined in ERISA) and any present or former officers or directors of SBB or the SBB Subsidiaries. True and correct copies of any such written understandings, agreements, instruments, etc., are included with Schedule 4.16.

         SECTION 4.17 Evidences of Indebtedness. All evidences of indebtedness and leases that are reflected as assets of SBB and the SBB Subsidiaries are, to SBB's best knowledge, legal, valid and binding obligations of the respective obligors thereof, enforceable in accordance with their respective terms (except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and the availability of injunctive relief, specific performance and other equitable remedies) and are not subject to any known or threatened defenses, offsets or counterclaims that may be asserted against SBB, the SBB Subsidiaries or the present holder thereof, except as disclosed in Schedule 4.17. The credit files of SBB, including the SBB
Subsidiaries, contain all material information (excluding general, local or national industry, economic or similar conditions) known to SBB that is reasonably required to evaluate in accordance with generally prevailing practices in the banking industry the collectibility of the loan portfolio of SBB (including loans that will be outstanding if any of them advances funds they are obligated to advance). SBB has disclosed all of the substandard, doubtful, loss, nonperforming or loans identified as problem loans on the internal watch list of SBB&T, a copy of which as of May 31, 1998, has been provided to Pacific. Except as disclosed in Schedule 4.17, SBB is not aware of, nor has SBB received notice of, any past or present conditions, events, activities, practices or incidents that may result in a violation of any Environmental Law (as defined in Section 12.08(D) hereof) with respect to any real property securing any indebtedness reflected as an asset of SBB or any SBB Subsidiary.

         SECTION 4.18 Condition of Assets. All tangible assets used by SBB, including the SBB Subsidiaries, are in good operating condition, ordinary wear and tear excepted, and conform with all applicable ordinances, regulations, zoning and other laws, whether Federal, state or local. Except as set forth on
Schedule 4.18, none of SBB's or the SBB Subsidiaries' premises or equipment are in need of maintenance or repairs other than ordinary routine maintenance and repairs that are not material in nature or cost.

         SECTION 4.19 Environmental Compliance.

         (a) Except as set forth on Schedule 4.19(a), SBB is not aware of, nor has SBB received notice of, any past or present conditions, events, activities, practices or incidents that are in violation of Environmental Laws (as defined in Section 12.08(D) or that may interfere with or prevent SBB's continued compliance in all respects with all Environmental Laws.

         (b) SBB and the SBB Subsidiaries have obtained all permits, licenses and authorizations that are required under any Environmental Laws.

         (c) Except as set forth on Schedule 4.19(c), to SBB's knowledge, no Hazardous Materials (as defined in Section 12.08(E) hereof) exist on, about, or within any of the SBB Properties (as defined in this Section 4.19), nor, to SBB's knowledge, have any Hazardous Materials previously existed on, about or within or been used, generated, stored, transported, disposed of, on or released from any of the SBB Properties in violation of any Environmental Law. The use that SBB, including the SBB Subsidiaries, makes and intends to make of the SBB Properties will not result in the use, generation, storage, transportation, accumulation, disposal or release of any Hazardous Material on, in or from any of the SBB Properties in violation of any Environmental Law.

         (d) There is no action, suit, proceeding, investigation or inquiry before any court, administrative agency or other governmental authority pending or, to SBB's knowledge, threatened against SBB or any SBB Subsidiary relating in any way to any Environmental Law. To the best of SBB's knowledge, neither SBB nor any SBB Subsidiary has any liability for remedial action under any Environmental Law. SBB has not received any request for information by any governmental authority with respect to the condition, use or operation of any of the SBB Properties nor has SBB received any notice of any kind from any governmental authority or other person with respect to any violation of or claimed or potential liability of any kind under any Environmental Law (including, without limitation, any letter, notice or inquiry from any person or governmental entity informing SBB that it is or may be liable in any way under any Environmental Law, or requesting information to enable such a determination to be made).

         (e) As used in this Section 4.19, the term "SBB Property" or "SBB Properties" shall include all real property currently owned or leased by SBB or any of the SBB Subsidiaries, including, but not limited to, properties that SBB or any SBB Subsidiary has foreclosed on as well as SBB&T's respective banking premises and all improvements and fixtures thereon. The phrase "to SBB's knowledge" or similar phrases as used in this Section 4.19 shall mean the current actual knowledge of executive management of SBB.

         SECTION 4.20 Regulatory Compliance. All reports, records, registrations, statements, notices and other documents or information required to be filed by SBB and the SBB Subsidiaries during the last two (2) years with any federal or state regulatory authority including, without limitation, the Federal Reserve, the FDIC, the California Commissioner and the IRS have been duly and timely filed and all information and data contained in such reports, records or other documents are true, accurate, correct and complete. Except as disclosed on Schedule 4.20, SBB and the SBB Subsidiaries are not now nor have been, within the past six (6) years subject to any memorandum of understanding, cease and desist order, written agreement or other formal administrative action with any such regulatory bodies. SBB does not believe any such regulatory bodies have any present intent to place SBB or the SBB Subsidiaries under any new administrative action. Except as set forth on Schedule 4.20, there are no actions or proceedings pending or threatened against SBB or any SBB Subsidiary by or before any such regulatory bodies or any other nation, state or subdivision thereof, or any other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         SECTION 4.21 Securities and Exchange Commission Reports. SBB has previously made available to Pacific an accurate and complete copy of each (a) final registration statement, prospectus, report, schedule and definitive proxy statement filed since January 1, 1995 by SBB with the S.E.C. pursuant to the Securities Act or the Exchange Act, and prior to the date hereof (the "SBB Reports"), and (b) communication mailed by SBB to its shareholders since January 1, 1995 and prior to the date hereof, and no such registration statement, prospectus, report, schedule, proxy statement or communication contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, except that information as of a later date shall be deemed to modify information as of an earlier date. Since January 1, 1995, SBB has timely filed all SBB Reports and other documents required to be filed by it under the Securities Act and the Exchange Act, and, as of their respective dates, all SBB Reports complied in all material respects with the published rules and regulations of the S.E.C. with respect thereto.

         SECTION 4.22 Absence of Certain Business Practices. Except as set forth on Schedule 4.22, neither SBB, the SBB Subsidiaries nor any officer, employee or agent of SBB or the SBB Subsidiaries, nor any other person acting on their behalf, has, directly or indirectly, within the past ten (10) years, given or agreed to give any gift or similar benefit to any customer, supplier, governmental employee or other person who is or may be in a position to help or hinder the business of SBB as a whole (or assist SBB in connection with any actual or proposed transaction) that (i) would subject SBB or any of the SBB Subsidiaries to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, would have resulted in a Material Adverse Change with respect to SBB, or (iii) if not continued in the future, would result in a Material Adverse Change with respect to SBB or would subject SBB to suit or penalty in any private or governmental litigation or proceeding.

         SECTION 4.23 Registration Statement; Joint Proxy Statement/Prospectus. None of the information supplied or to be supplied by SBB or any of its directors, officers, employees or agents for inclusion in the Registration Statement (as defined in Section 5.03(c)) or the Joint Proxy Statement/Prospectus (as defined in Section 5.03(c)), or any amendment thereof or supplement thereto, will be false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or at the time of the Pacific Shareholders' Meeting and the SBB Shareholders' Meeting, be false or misleading with respect to any material fact, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of any proxy for the Pacific Shareholders' Meeting and the SBB Shareholders' Meeting. All documents that SBB is responsible for filing with any regulatory or governmental agency in connection with the Merger will comply in all material respects with the provisions of applicable law.

         SECTION 4.24 Pooling of Interests. As of the date of this Agreement, SBB has no reason to believe that the Merger will not qualify as a "pooling of interests" for accounting purposes.

         SECTION 4.25 Books and Records. The minute books, stock certificate books and stock transfer ledgers of SBB and the SBB Subsidiaries (i) have been kept accurately in the ordinary course of business, (ii) are complete and correct in all material respects, (iii) reflect transactions representing bona fide transactions, and (iv) do not fail to reflect transactions involving the business of SBB or the SBB Subsidiaries that were required to have been set forth therein and that have not been accurately so set forth.

         SECTION 4.26 Forms of Instruments, Etc. SBB will make available to Pacific upon written request copies of all standard forms of notes, mortgages, deeds of trust and other routine documents of a like nature used on a regular and recurring basis by SBB and the SBB Subsidiaries in the ordinary course of their businesses.

         SECTION  4.27  Fiduciary  Responsibilities.   Except  as  disclosed  in
Schedule 4.27, SBB and the SBB Subsidiaries have performed in all material respects all of their duties as a trustee, custodian, guardian or as an escrow agent in a manner that complies in all material respects with all applicable laws, regulations, orders, agreements, instruments and common law standards.

         SECTION 4.28 Guaranties. None of the obligations or liabilities of SBB or the SBB Subsidiaries are guaranteed by any other person, firm or corporation, nor is any outstanding obligation or liability of any other person, firm or corporation guaranteed by SBB or the SBB Subsidiaries, except in the ordinary course of business, according to prudent business practices and in compliance with applicable law.

         SECTION 4.29 Voting Trust or Buy-Sell Agreements. SBB is not aware of any agreement between or among any of its shareholders relating to a right of first refusal with respect to the purchase or sale by any such shareholder of capital stock of SBB or any voting agreement or voting trust with respect to shares of capital stock of SBB.

         SECTION 4.30 Employee Relationships. SBB and the SBB Subsidiaries (including their respective officers and directors while acting in such capacities) has complied in all material respects with all applicable laws relating to its relationships with its employees, and SBB believes that the relationships between SBB, including the SBB Subsidiaries (including their respective officers and directors while acting in such capacities) and its employees are good. To the knowledge of SBB, no key executive officer or manager of any of the operations operated by SBB and the SBB Subsidiaries or any group of employees of SBB and the SBB Subsidiaries have any present plans to terminate their employment with SBB or any SBB Subsidiary. Neither SBB nor any of the SBB Subsidiaries is a party to any oral or written contracts or agreements granting benefits or rights to employees or any collective bargaining agreement or to any conciliation agreement with the Department of Labor, the Equal Employment Opportunity Commission or any federal, state or local agency that requires equal employment opportunities or affirmative action in employment. There are no unfair labor practice complaints pending against SBB, including any of the SBB Subsidiaries, before the

National Labor Relations Board and no similar claims pending before any similar state, local or foreign agency. There is no activity or proceeding of any labor organization (or representative thereof) or employee group to organize any employees of SBB, including any SBB Subsidiary, nor of any strikes, slowdowns, work stoppages, lockouts or threats thereof, by or with respect to any such employees. SBB and the SBB Subsidiaries are in compliance in all material respects with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and neither SBB nor any of the SBB Subsidiaries are engaged in any unfair labor practice.

         SECTION 4.31 Employee Benefit Plans.

         (a) Set forth on Schedule 4.31 is a complete and correct list of all "employee benefit plans" (as defined in ERISA), all specified fringe benefit plans as defined in Section 6039D of the Code, and all other bonus, incentive, compensation, deferred compensation, profit sharing, stock option, stock appreciation right, stock bonus, stock purchase, employee stock ownership, savings, severance, supplemental unemployment, layoff, salary continuation, retirement, pension, health, life insurance, disability, group insurance, vacation, holiday, sick leave, fringe benefit or welfare plan or any other similar plan, agreement, policy or understanding (whether written or oral, qualified or nonqualified,  currently  effective or terminated),  and any trust, escrow or other agreement related thereto, which (a) is maintained or contributed to by SBB or any SBB Subsidiary, or with respect to which SBB and the SBB Subsidiaries has any liability, and (b) provides benefits, or describes policies or procedures applicable to any officer, employee, service provider, former officer or former employee of SBB or any SBB Subsidiary, or the dependents of any such person, regardless of whether funded (the "SBB Employee Plans").

         (b) No SBB Employee Plan is a defined benefit plan within the meaning of section 3(35) of ERISA. SBB has delivered or made available to Pacific true, accurate and complete copies of the documents comprising each SBB Employee Plan, and such other documents, records or other materials related thereto reasonably requested by Pacific To the best knowledge of SBB, there have been no prohibited transactions, breaches of fiduciary duty or any other breaches or violations of any law applicable to the SBB Employee Plans that would subject SBB to any liabilities. Each SBB Employee Plan intended to be qualified under section 401(a) of the Code has a current favorable determination letter and, to the best knowledge of SBB, has been operated in compliance with applicable law and in accordance with its terms. There are no pending claims, lawsuits or actions relating to any SBB Employee Plan (other than ordinary course claims for benefits) and, to the best knowledge of SBB, none are threatened. No written or oral representations have been made to any employee or former employee of SBB or the SBB Subsidiaries promising or guaranteeing any employer payment or funding for the continuation of medical, dental, life or disability coverage for any period of time beyond the end of the current plan year (except to the extent of coverage required under section 4980B of the Code). SBB is in compliance with FAS 106. Except as required in connection with qualified plan amendments required by tax law changes, the consummation of the transactions contemplated by this Agreement will not accelerate the time of payment or vesting, or increase the amount, of compensation due to any employee, officer, former employee or former officer of SBB or any SBB Subsidiary.

         (c) With respect to each "employee benefit plan" (as defined in ERISA) maintained or contributed to or required to be contributed to, currently or in the past, by any trade or business with which SBB is required by any of the rules contained in the Code or ERISA to be treated as a single employer (the "Controlled Group Plans"):

                  (i) To the knowledge of SBB, all Controlled Group Plans that are "group health plans" (as defined in the Code and ERISA) have been operated to the Closing in a manner so as to not subject SBB to any material liability under Section 4980B of the Code; and

                 (ii) There is no Controlled Group Plan that is a defined benefit plan (as defined in Section 3(35) of ERISA), nor has there been in the last five (5) calendar years.

                (iii) There is no Controlled Group Plan that is a "multiple employer plan" or "multiemployer plan" (as either such term is defined in ERISA), nor has there been in the last five (5) calendar years.

         SECTION 4.32 Interest Rate Risk Management Instruments. All interest rate swaps, caps, floors and option agreements and other interest rate risk management arrangements, whether entered into for the account of SBB or any SBB Subsidiary or for the account of a customer of SBB or any SBB Subsidiary, were entered into in the ordinary course of business and, to SBB's knowledge, in accordance with prudent banking practice and applicable rules, regulations and policies of any regulatory authority and with counterparties believed to be financially responsible at the time and are legal, valid and binding obligations of SBB or an SBB Subsidiary enforceable in accordance with their terms (except as may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the rights of creditors generally and the availability of equitable remedies), and are in full force and effect. SBB and each SBB Subsidiary have duly performed in all material respects all of their material obligations thereunder to the extent that such obligations to perform have accrued; and, to SBB's knowledge, there are no material breaches, violations or defaults or allegations or assertions of such by any party thereunder.

         SECTION 4.33 Year 2000.

         (a) To the best of SBB's knowledge, SBB and SBB&T are in compliance with those certain guidances and statements issued by the FFIEC in connection with the century date change that will take place on January 1, 2000, which guidances are dated as of June 1996, May 5, 1997, December 17, 1997, March 17, 1998, April 10, 1998, and May 13, 1998 (together with any subsequent FFIEC issuances on the Year 2000, the "Interagency Statements").
SBB and SBB&T have:

                  (i)  Inventoried  and  assessed  the   technologies  it  uses,
particularly its computer hardware and software, to identify potential problems areas related to the Year 2000;

                 (ii) Developed and implemented a Year 2000 Plan, including comprehensive testing plans, to prepare its "mission critical" information technology to: (a) process date/time data accurately and without interruption (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the years 1999 and 2000, and leap year calculations; (b) respond to two-digit year-date input in a way that resolves the ambiguity as to century in a disclosed, defined, and predetermined manner; and (c) store and provide output of date information in ways that are unambiguous as to century; and

                (iii) Commenced the development of, and by September 30, 1998 will have completed the development of, contingency plans to ensure continuity of business in the event of: (a) failure to complete any tasks required by the Year 2000 Plan, such as remediation or validation; or (b) any externally caused business interruption related to the century date change.

                 (iv) Taken commercially reasonable steps to investigate and test the ability of its "mission critical" information technology to share and exchange date/time data accurately and without interruption or material delay with its key vendors and suppliers.

         (b) If SBB and SBB&T have been examined by federal or state regulators for Year 2000 readiness, neither has received a rating that would cause delay or denial of any regulatory approval of this Agreement and the transactions contemplated hereby.

         (c) SBB's estimate of the out-of -pocket expenses payable to third parties to complete its consolidated Year 2000 Compliance efforts is not in excess of $1,300,000.

         SECTION 4.34 Representations Not Misleading. To SBB's knowledge, all material facts relating to the business operations, properties, assets, liabilities (contingent or otherwise) and financial condition of SBB and the SBB Subsidiaries have been disclosed to Pacific in or in connection with this Agreement. No representation or warranty by SBB contained in this Agreement, nor any statement, exhibit or schedule furnished to Pacific by SBB under and pursuant to, or in anticipation of or in connection with, this Agreement, contains or will contain on the Closing Date any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which it was or will be made, not misleading and such representations and warranties would continue to be true and correct following disclosure to any governmental authority having jurisdiction over SBB or its properties of the facts and circumstances upon which they were based. Except as disclosed herein, there is no matter that materially adversely affects SBB or SBB's ability to perform the transactions contemplated by this Agreement or the other agreements contemplated hereby, or to the knowledge of SBB, will in the future result in a Material Adverse Change with respect to SBB, other than general economic conditions. No information material to the Merger and that is necessary to make the representations and warranties herein contained not misleading, has been withheld by SBB.

                                   ARTICLE V.

                              COVENANTS OF PACIFIC

         Pacific hereby makes the covenants set forth in this Article V to SBB.

         SECTION 5.01 Best Efforts. Pacific will use its best efforts to perform and fulfill all conditions and obligations on its part to be performed or fulfilled under this Agreement and to cause the consummation of the transactions contemplated hereby in accordance with the terms and conditions of this Agreement.

         SECTION 5.02 Merger Agreement. Pacific will, as soon as practicable after the execution of this Agreement, duly authorize and enter into the Merger Agreement, the form of which is attached hereto as Exhibit "A", and perform all of its obligations thereunder.

         SECTION 5.03 Submission of Merger to Shareholders.  Pacific shall:

         (a) Duly call,  give notice of,  con
vene and hold,  on a date  mutually
selected by Pacific and SBB, a meeting of its shareholders (the "Pacific Shareholders' Meeting") as soon as practicable for the purpose of approving and adopting the Merger and the Merger Agreement and the transactions contemplated hereby and thereby as required by the GCL;

         (b) Not impose a requirement that the holders of more than the minimum required percentage (as set forth in Pacific's current Articles of Incorporation, current Bylaws or pursuant to provisions of the GCL requiring the lowest percentage vote) of the Pacific Common Stock entitled to vote on the Merger and the Merger Agreement approve the Merger and the Merger Agreement;

         (c) Cooperate and assist SBB in (i) preparing a Registration Statement on Form S-4 relating to the shares of SBB Common Stock to be issued to the Shareholders of Pacific as the Merger Consideration (the "Registration Statement") and a Joint Proxy Statement/Prospectus, including letter to shareholders, notice of special meeting, proxy statement and form of proxy (collectively, the "Joint Proxy Statement/Prospectus") and (ii) filing the Registration Statement and the Joint Proxy Statement/Prospectus (forming a part of the Registration Statement) with the S.E.C., including furnishing to SBB all information concerning Pacific that SBB may reasonably request in connection with preparation of such Registration Statement and Joint Proxy Statement/Prospectus;

         (d) Subject to the fiduciary duties of the Pacific Board of Directors to the shareholders of Pacific, (i) include in the Joint Proxy Statement/Prospectus the recommendation of the Pacific Board of Directors that the shareholders of Pacific vote in favor of the approval and adoption of the Merger and the Merger Agreement and the transactions contemplated hereby and thereby, (ii) use its best efforts to obtain such shareholder approval of the Merger and the Merger Agreement, and (iii) perform such other acts as may reasonably be requested by SBB to ensure that such shareholder approval of the Merger and the Merger Agreement is obtained; and

         (e) Cause the Joint Proxy Statement/Prospectus to be mailed to the shareholders of Pacific as soon as practicable.

         SECTION 5.04 Information for Applications and Statements. Pacific will promptly, but in no event later than ten (10) business days after receipt of a request by SBB, furnish to SBB all information, data and documents concerning Pacific, including, but not limited to, financial statements, required for inclusion in any application or statement to be made by SBB to, or filed by SBB with, any governmental body in connection with the transactions contemplated by this Agreement (including the Registration Statement and the Joint Proxy Statement/Prospectus), or in connection with any other transactions during the pendency of this Agreement, and Pacific represents and warrants that all information so furnished for such statements and applications shall be true and correct in all material respects and shall not omit any material fact required to be stated therein or necessary to make the statements made, in light of the circumstances under which they were made, not misleading. Pacific shall otherwise fully cooperate with SBB in the filing of any applications or other documents necessary to consummate the transactions contemplated by this Agreement.

         SECTION 5.05 Required Acts of Pacific. Prior to the Closing, Pacific shall, and, as applicable, shall cause the Pacific Subsidiaries to, unless otherwise permitted in writing by SBB:

         (a) Operate only in the ordinary course of business and consistent with prudent banking practices;

         (b) Except as required by prudent business practices, use all reasonable efforts to preserve its business organization intact and to retain its present customers, depositors and employees, and to maintain all offices, machinery, equipment, materials, supplies, inventories, vehicles and other properties owned, leased or used by it (whether under its control or the control of others), in good operating condition and repair, ordinary wear and tear excepted;

         (c) Perform all of its obligations under contracts, leases and documents relating to or affecting its assets, properties and business, except such obligations as Pacific may in good faith reasonably dispute;

         (d) Maintain in full force and effect all insurance policies now in effect or renewals thereof and, except as required by prudent business practices that do not jeopardize insurance coverage, give all notices and present all claims under all insurance policies in due and timely fashion, and Pacific and the Pacific Subsidiaries shall have the authority to purchase a rider to Pacific's existing policy of directors' and officers' liability insurance providing for the continuation of coverage provided by such policy for a period of 36 months following the Effective Date with respect to actions occurring prior to the Effective Date to the extent that such coverage is obtainable for an aggregate premium not to exceed $125,000;

         (e) File all reports required to be filed with governmental authorities and observe and conform, in all material respects, to all applicable laws, rules, regulations, ordinances, codes, orders, licenses and permits, except those being contested in good faith by appropriate proceedings;

         (f) Timely file all tax returns required to be filed by it and promptly pay all taxes, assessments, governmental charges, duties, penalties, interest and fines that become due and payable, except those being contested in good faith by appropriate proceedings;

         (g) Withhold from each payment made to each of its employees the amount of all taxes (including, but not limited to, federal income taxes, FICA taxes and state and local income and wage taxes) required to be withheld therefrom and pay the same to the proper tax receiving officers; and

         (h) Account for all transactions and prepare all financial statements of Pacific in accordance with GAAP (unless otherwise instructed by RAP in which instance account for such transaction in accordance with RAP).

         SECTION 5.06 Prohibited Acts of Pacific. Prior to the Closing, Pacific and, as applicable, the Pacific Subsidiaries shall not, without the prior written consent of SBB:

         (a) Take any action that would reasonably be anticipated to result in a Material Adverse Change with respect to Pacific;

         (b) Take or fail to take any action that would cause or permit the representations and warranties made in Article III hereof to be inaccurate at the time of the Closing or preclude Pacific from making such representations and warranties at the time of the Closing;

         (c) Change its Articles of Incorporation or Bylaws or its authorized capital stock, or change the Articles of Association, Bylaws or authorized capital stock of any Pacific Subsidiary;

         (d) Except as explicitly permitted hereunder or in accordance with applicable law, engage in any transaction with any affiliated person or allow such persons to acquire any assets from Pacific or any Pacific Subsidiary except in the form of wages, salaries, fees for legal services and reimbursement of expenses and by loans secured by liquid collateral having a fair market value at least equal to the principal balance due on such loan to its officers, directors and employees in the ordinary course of business;

         (e) Discharge or satisfy any lien, charge or encumbrance or pay any obligation or liability, whether absolute or contingent, due or to become due, except in the ordinary course of business consistent with prudent banking practices and except for liabilities incurred in connection with the transactions contemplated hereby;

         (f) Except as provided in Section 5.21, declare or make any payment of dividends or other distributions to its shareholder, or purchase, retire or redeem, or obligate itself to purchase, retire or redeem, any of its shares of capital stock or other securities;

         (g) Issue, reserve for issuance, grant, sell or authorize the issuance of any shares of its capital stock or other securities or subscriptions, options, warrants, calls, rights or commitments of any kind relating to the issuance thereto (except for the issuance of Pacific Common Stock pursuant to the valid exercise of Pacific Stock Options, as defined in Section 6.17 hereof, which are outstanding on the date of this Agreement);

         (h) Grant any new stock options or accelerate the vesting of any existing stock options, except as provided in this Agreement;

         (i) Accelerate the vesting of pension or other benefits in favor of employees of Pacific or any Pacific Subsidiary;

         (j) Acquire any capital stock or other equity securities or acquire any equity or ownership interest in any bank, corporation, partnership or other entity (except (i) through settlement of indebtedness, foreclosure, or the exercise of creditors' remedies or (ii) in a fiduciary capacity, the ownership of which does not expose it to any liability from the business, operations or liabilities of such person);

         (k) Mortgage, pledge or subject to lien or charge, or grant any security interest or any other encumbrance or restriction any of its property, business or assets, tangible or intangible except in the ordinary course of business and consistent with prudent banking practices;

         (l) Sell, transfer, lease to others or otherwise dispose of any of its assets or cancel or compromise any debt or claim, or waive or release any right or claim of material value, except in the ordinary course of business and consistent with past practices and safe and sound banking principles;

         (m) Make any change in the rate of compensation, commission, bonus or other direct or indirect remuneration payable, or pay or agree or orally promise to pay, conditionally or otherwise, any bonus, extra compensation, pension or severance or vacation pay, to or for the benefit of any of its shareholders, directors, officers, employees or agents, or enter into any employment or consulting contract (other than as contemplated by this Agreement) or other agreement with any director, officer or employee or adopt, amend in any material respect or terminate any pension, employee welfare, retirement, stock purchase, stock option, stock appreciation rights, termination, severance, income protection, golden parachute, savings or profit-sharing plan (including trust agreements and insurance contracts embodying such plans), any deferred compensation, or collective bargaining agreement, any group insurance contract or any other incentive, welfare or employee benefit plan or agreement maintained by it for the benefit of its directors, employees or former employees, except
(i) employee severance benefits contemplated by Section 12.16 of this Agreement, and (ii) in the ordinary course of business and consistent with past practices and safe and sound banking principles;

         (n)  Except  for  improvements  or  betterments   relating  to  Pacific
Properties, make any capital expenditures or capital additions or betterments in excess of an aggregate of $1,000,000;

         (o) Hire or employ any person as a replacement for an existing position with an annual salary equal to or greater than $60,000 or hire or employ any person for any newly created position;

         (p) Sell or knowingly dispose of, or otherwise divest itself of the ownership, possession, custody or control, of any corporate books or records of any nature that, in accordance with sound business practice, normally are retained for a period of time after their use, creation or receipt, except at the end of the normal retention period;

         (q) Make any, or acquiesce with any, change in any accounting methods, principles or material practices, except as required by changes in GAAP as concurred in by Pacific's independent auditors;

         (r) Sell any investment securities in a transaction involving a book gain or loss of more than $100,000 on such sale or purchase any investment securities other than purchases of U.S. Treasury securities with a maturity of two years or less (and only after giving notice to SBB of any purchases in excess of $5,000,000);

         (s) Make, renew, extend the maturity of, or alter any of the material terms of any loan, other than classified loans (which are addressed in Section 5.06(t), to any single borrower and his or her related interests in excess of the principal amount of $2,000,000; provided, however, that SBB shall be deemed to have given its consent under this Section 5.06(s) unless SBB objects to such transaction no later than 48 hours (weekends and bank holidays shall not count) after actual receipt by SBB of all information relating to the making, renewal or alteration of such loan;

         (t) Make, renew, extend the maturity of, or alter any of the material terms of any classified loan to any single borrower and his or her related interests in excess of the principal amount of $250,000; provided, however, that SBB shall be deemed to have given its consent under this Section 5.06(t) unless SBB objects to such transaction no later than 48 hours (weekends and bank holidays shall not count) after actual receipt by SBB of all information relating to the making, renewal or alteration of such loan; or

         (u) Create any new branches or enter into any acquisitions or leases of real property, including both new leases and lease extensions.

         SECTION 5.07 Access; Pre-Closing Investigation. Subject to the provisions of Article XI, Pacific shall afford the officers, directors, employees, attorneys, accountants, investment bankers and authorized representatives of SBB full access to the properties, books, contracts and records of Pacific and the Pacific Subsidiaries, permit SBB to make such inspections (including without limitation with regard to such properties physical inspection of the surface and subsurface thereof and any structure thereon pursuant to Section 5.15) as they may require and furnish to SBB during such period all such information concerning Pacific and the Pacific Subsidiaries and its affairs as SBB may reasonably request, in order that SBB may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of Pacific and the Pacific Subsidiaries, including, without limitation, access sufficient to verify the absence of any Material Adverse Change with respect to Pacific, the accuracy of the representations and warranties made by Pacific in this Agreement, the value of the assets and the liabilities of Pacific and the satisfaction of the conditions precedent to SBB's obligations described in Article VIII of this Agreement. SBB shall use its best efforts not to disrupt the normal business operations of the Pacific and the Pacific Subsidiaries. Pacific agrees at any time, and from time to time, to furnish to SBB as soon as practicable, any additional information that SBB may reasonably request.

         SECTION 5.08 Director and Committee Meetings. Pacific shall give notice to two (2) designees of SBB and shall invite such persons to attend all regular and special meetings of the Board of Directors of Pacific and all regular and special meetings of any board or senior management committee of Pacific, provided, however, that Pacific reserves the right to exclude such invitees from any portion of any such meeting at any time. Such invitees shall be designated by SBB subject to the consent of Pacific, which consent shall not be unreasonably withheld. In addition, Pacific shall provide SBB with copies of the minutes of all regular and special meetings of the Board of Directors of Pacific and minutes of all regular and special meetings of any board or senior management committee of Pacific (except portions of such minutes which are devoted to the discussion of this Agreement or the Merger or which, upon the advise of counsel, are otherwise privileged). Copies of such minutes shall be provided to SBB within five (5) business days following the date of such meeting.

         SECTION 5.09 Additional Financial Statements. Pacific shall promptly furnish SBB with true and complete copies of (i) Call Reports of each of the Subsidiary Banks for the quarter ended June 30, 1998 and each quarter thereafter until the Effective Date, (ii) monthly directors' reports of Pacific, and (iii) unaudited month-end financial statements of Pacific.

         SECTION 5.10 Untrue Representations. Pacific shall promptly notify SBB in writing if Pacific becomes aware of any fact or condition that makes untrue, or shows to have been untrue, in any material respect, any schedule or any other information furnished to SBB or any representation or warranty made in or pursuant to this Agreement or that results in Pacific's failure to comply with any covenant, condition or agreement contained in this Agreement.

         SECTION 5.11 Litigation and Claims. Pacific shall promptly notify SBB in writing of any litigation, or of any claim, controversy or contingent liability that is expected to become the subject of litigation, against Pacific or any Pacific Subsidiary or affecting any of their respective properties if such litigation or potential litigation would, in the event of an unfavorable outcome, result in a Material Adverse Change with respect to Pacific, and Pacific shall promptly notify SBB of any legal action, suit or proceeding or judicial, administrative or governmental investigation, pending or, to the knowledge of Pacific, threatened against Pacific or any Pacific Subsidiary that questions or is likely to question the validity of this Agreement or the agreements contemplated hereby, including, but not limited to, the Merger Agreement or any actions taken or to be taken by Pacific pursuant hereto or thereto or seeks to enjoin or otherwise restrain the transactions contemplated hereby or thereby.

         SECTION 5.12 Adverse Changes. Pacific shall promptly notify SBB in writing if any change or development shall have occurred or, to the knowledge of Pacific, been threatened (or any development shall have occurred or been threatened involving a prospective change) in the business, financial condition, operations or prospects of Pacific or the Pacific Subsidiaries that has or may reasonably be expected to have or lead to a Material Adverse Change with respect to Pacific or that would adversely affect, prevent or delay the obtaining of any regulatory approval for the consummation of the transactions contemplated by this Agreement. Notwithstanding the disclosure to SBB of any such change, Pacific shall not be relieved of any liability to SBB pursuant to this Agreement for, nor shall the providing of such information by Pacific to SBB be deemed a waiver by SBB of, the breach of any representation or warranty of Pacific contained in this Agreement.

         SECTION 5.13 No Negotiation with Others. Until the Effective Date or the earlier termination of this Agreement, Pacific shall not, directly or indirectly, nor shall it permit any of its officers, directors, employees, representatives or agents to, directly or indirectly: (i) encourage, solicit or initiate discussions or negotiations with, or (ii) except upon advice of counsel to the extent required to fulfill the fiduciary duties owed to the shareholders of Pacific, entertain, discuss or negotiate with, or provide any information to, or cooperate with, any corporation, partnership, person or other entity or group (other than SBB or its Affiliates or associates or officers, partners, employees or other authorized representatives of SBB or such Affiliates or associates) concerning any merger, tender offer or other takeover offer, sale of substantial assets, sale of shares of capital stock or similar transaction involving Pacific. As soon as practicable following receipt of any unsolicited written offer, Pacific will communicate to SBB the terms of any proposal or request for information.

         SECTION 5.14 Consents and Approvals. Pacific shall use its best efforts to obtain at the earliest practicable time all consents and approvals from third parties necessary to consummate the transactions contemplated by this Agreement.

         SECTION 5.15 Environmental Investigation; Right to Terminate Agreement.

         (a) SBB and its consultants, agents and representatives shall have the right, to the same extent that Pacific has such right, but not the obligation or responsibility, to inspect any Pacific Property, including, without limitation, conducting asbestos surveys and sampling, environmental assessments and investigation, and other environmental surveys and analyses including soil and ground sampling ("Environmental Inspections") at any time on or prior to the date which is forty-five (45) calendar days from the date of this Agreement. SBB shall notify Pacific prior to any physical inspections of the Pacific Property, and Pacific may place reasonable restrictions on the time of such inspections. If, as a result of any such Environmental Inspection, further investigation ("secondary investigation") including, without limitation, test borings, soil, water and other sampling is deemed desirable by SBB, SBB shall (i) notify Pacific of any Pacific Property for which it intends to conduct such a secondary investigation and the reasons for such secondary investigation, and (ii) commence such secondary investigation, on or prior to the date which is sixty
(60) calendar days from the date of this Agreement. SBB shall give reasonable notice to Pacific of such secondary investigations, and Pacific may place reasonable time and place restrictions on such secondary investigations.

         (b) SBB shall have the right to terminate this Agreement if (i) the factual substance of any warranty or representation set forth in Section 3.19 is not true and accurate; (ii) the results of such Environmental Inspection, secondary investigation or other environmental survey are disapproved by SBB because the environmental inspection, secondary investigation or other environmental survey identifies violations or potential violations of
Environmental Laws; (iii) Pacific has refused to allow SBB to conduct an Environmental Inspection or secondary investigation in a manner that SBB reasonably considers necessary; (iv) the Environmental Inspection, secondary investigation or other environmental survey identifies any past or present event, condition or circumstance that would or potentially would require remedial or cleanup action by Pacific that would result in a Material Adverse Change; (v) the Environmental Inspection, secondary investigation or other environmental survey identifies the presence of any underground or above ground storage tank in, on or under any Pacific Property that is not shown to be in compliance with all Environmental Laws applicable to the tank either now or at a future time certain, or that has had a release of petroleum or some other Hazardous Material that has not been cleaned up to the satisfaction of the relevant governmental authority or any other party with a legal right to compel cleanup; or (vi) the Environmental Inspection, secondary investigation or other environmental survey identifies the presence of any asbestos-containing material in, on or under any Pacific Property, the removal of which would result in a Material Adverse Change. On or prior to the date which is ninety (90) calendar days from the date of this Agreement, SBB shall advise Pacific in writing as to whether SBB intends to terminate this Agreement in accordance with Section 9.02 because SBB disapproves of the results of the Environmental Inspection, secondary investigation or other environmental survey. Pacific shall have the opportunity to correct any objected to violations or conditions to SBB's reasonable satisfaction prior to the date which is one hundred and fifteen (115) calendar days from the date of this Agreement. In the event that Pacific fails to demonstrate its satisfactory correction of the violations or conditions to SBB, SBB may terminate the Agreement on or before the date which is one hundred and twenty-five (125) days from the date of this Agreement.

         (c) Pacific agrees to make available to SBB and its consultants, agents and representatives all documents and other material relating to environmental conditions of any Pacific Property including, without limitation, the results of other environmental inspections and surveys. Pacific also agrees that all engineers and consultants who prepared or furnished such reports may discuss such reports and information with SBB and shall be entitled to certify the same in favor of SBB and its consultants, agents and representatives and make all other data available to SBB and its consultants, agents and representatives.

         (d) For purposes of this Section, the term "Pacific Property" or "Pacific Properties" shall have the same meaning given in Section 3.19(e).

         SECTION 5.16 Restrictions on Resales. At least forty (40) days prior to the Closing Date, Pacific shall deliver to SBB a list identifying each person who may reasonably be deemed an "affiliate" of Pacific within the meaning of such term as used in Rule 145 under the Securities Act. Pacific shall obtain and deliver to SBB, not less than thirty-one (31) days prior to the Closing Date, the signed agreement, in the form of Exhibit "F" hereto (the "Shareholder Letter"), of each "affiliate" of Pacific, and of any person who may become an "affiliate" of Pacific after the date of this Agreement, regarding (i) compliance with the provisions of such Rule 145, and (ii) compliance with the requirements of Accounting Principles Board Opinion No. 16 regarding the disposition of shares of Pacific Common Stock or SBB Common Stock (or reduction of risk with respect thereto) until such time as the financial results covering at least thirty (30) days of post-Merger combined operations have been published. Pacific shall notify all "affiliates" as far in advance as is reasonably practicable of the date on which the thirty (30) day period prior to the Closing Date is likely to begin.

         SECTION 5.17 Shareholder Lists. After the date of this Agreement, Pacific shall from time to time make available to SBB, upon request, a list of its shareholders and their addresses, a list showing all transfers of the Pacific Common Stock and such other information as SBB may reasonably request regarding both the ownership and prior transfers of the Pacific Common Stock.

         SECTION 5.18 Employee Pension Plans. Pacific agrees the employee pension plans of Pacific, including the Pacific Capital 401(k) Plan and the Pacific Employee Stock Ownership Plan (collectively, the "Pacific Pension Plans") may be frozen, modified or merged into similar employee pension plans maintained by SBB or SBB&T, including the Santa Barbara Bank & Trust Employee Stock Ownership Plan and the Santa Barbara Bank & Trust 401(k) Plan, on or after the Effective Date, as determined by the Surviving Corporation in its sole discretion, subject to compliance with applicable law, so long as any such action preserves the rights of the participants in such Pacific Pension Plans (including, without limitation, vesting rights).

         SECTION 5.19 Employee Welfare Benefit Plans. Pacific agrees that Pacific's employee welfare benefit plans, as defined in Section 3(1) of ERISA, may be terminated, modified or merged into SBB's welfare benefit plans on or after the Effective Date, as determined by the Surviving Corporation in its sole discretion, subject to compliance with applicable law so long as any such action preserves the rights of participants in such plans.

         SECTION 5.20 Director Voting. Pacific shall use its best efforts to have each of its directors agree to vote, or cause to be voted, all shares of Pacific Common Stock beneficially owned by them at the Pacific Shareholders' Meeting in favor of the Merger. Subject to such directors' fiduciary duties, each such director shall execute such documents as are reasonably necessary to evidence their determination to vote their shares of Pacific Common Stock in favor of the Merger at the Pacific Shareholders' Meeting.

         SECTION 5.21 Dividends. Pacific shall not declare, set aside or pay any dividend in respect of the Pacific Common Stock or make any other distribution to shareholders (including, without limitation, any stock dividend, dividends in kind or other distribution), whether in cash, stock or other property, after the date of this Agreement, except that Pacific may declare and pay its regular quarterly dividend on the Pacific Common Stock not to exceed $0.25 per share at approximately the same time during each quarter which it has historically declared and paid such dividend; provided, however, that Pacific and SBB shall cooperate with each other to coordinate the record and payment dates of their respective dividends for the quarter in which the Effective Date occurs such that the holders of Pacific Common Stock shall receive a quarterly dividend from either Pacific or SBB, but not from both with respect to such quarter.

         SECTION 5.22 Non-Compete Agreements. Prior to the Closing Date, Pacific shall use its best efforts to cause each of the persons identified on Exhibit "G" to enter into an agreement not to compete with the Surviving Corporation to be dated as of the Closing Date and to become effective on the Effective Date (each a "Non-Compete Agreement"). The form of the Non-Compete Agreement is attached as Exhibit "G" hereto.

         SECTION 5.23 Pooling of Interests Accounting Treatment. Pacific shall, and shall use its best efforts to cause its directors and officers to, use all commercially reasonable efforts not inconsistent with the terms of this Agreement to structure and consummate the Merger and all actions related thereto in a manner that will qualify the Merger for "pooling of interests" accounting treatment as determined by SBB's independent accounting firm and by any securities regulatory body which shall review the Registration Statement, including without limitation, the S.E.C.

         SECTION 5.24 Disclosure Schedules. Pacific agrees at or prior to the Closing to provide SBB with supplemental Schedules to be delivered by Pacific pursuant to this Agreement reflecting any material changes thereto between the date of this Agreement and the Closing Date.

                                   ARTICLE VI.

                                COVENANTS OF SBB

         SBB hereby makes the covenants set forth in this Article VI to Pacific.

         SECTION 6.01 Best Efforts. SBB will use its best efforts to perform and fulfill all conditions and obligations on its part to be performed of fulfilled under this Agreement and to cause the consummation of the transactions contemplated hereby in accordance with the terms and conditions of this Agreement.

         SECTION 6.02 Merger Agreement. SBB will, as soon as practicable after the execution of this Agreement, enter into the Merger Agreement, the form of which is attached hereto as Exhibit "A", and perform all of its obligations thereunder.

         SECTION 6.03 Regulatory Approvals and Registration Statement.

         (a) SBB, with the cooperation of Pacific, shall promptly file or cause to be filed applications for all regulatory approvals required to be obtained by SBB in connection with this Agreement and the transactions contemplated hereby, including but not limited to the necessary applications for the prior approval of the Merger by the Federal Reserve under the BHCA. SBB shall use its best efforts to obtain all such regulatory approvals and any other approvals from third parties at the earliest practicable time.

         (b) SBB shall reserve and make available for issuance in connection with the Merger and in accordance with the terms of this Agreement, the SBB Common Stock for the Merger Consideration and shall, with the cooperation of Pacific, file with the S.E.C. the Registration Statement, which Registration Statement will contain the Joint Proxy Statement/Prospectus, and SBB shall use its best efforts to cause the Registration Statement to become effective. At the time the Registration Statement becomes effective, the Registration Statement shall comply in all material respects with the provisions of the Securities Act and the published rules and regulations thereunder, and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not false or misleading, and at the time of mailing thereof to the shareholders of SBB and Pacific, at the time of the SBB Shareholders' Meeting (as defined in Section 6.04) and the Pacific Shareholders' Meeting and on the Effective Date, the Joint Proxy Statement/Prospectus included as part of the Registration Statement, as amended or supplemented by any amendment or supplement, shall not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not false or misleading.

         (c) SBB shall timely file all documents required to obtain all necessary Blue Sky permits and approvals, if any, required to carry out the transactions contemplated by this Agreement, shall pay all expenses incident thereto and shall use its best efforts to obtain such permits and approvals on a timely basis.

         (d) SBB shall promptly and properly prepare and file (i) any application required to list on Nasdaq the shares of SBB Common Stock to be issued pursuant to the Merger, and (ii) any filings required under the Exchange Act, relating to the Merger and the transactions contemplated herein.

         (e) SBB shall keep Pacific reasonably informed as to the status of such applications and filings, and SBB shall promptly furnish Pacific and its counsel with copies of all such regulatory filings and all correspondence for which confidential treatment has not been requested.

         (f) SBB shall not take any action at any time after the Effective Date which would cause the Merger not to qualify as a reorganization within the meaning of Section 368 of the Code.

         SECTION 6.04 Submission of Merger and Related Matters to Shareholders. SBB shall:

         (a) Duly call, give notice of, convene and hold, on a date mutually selected by SBB and Pacific, a meeting of its shareholders (the "SBB Shareholders' Meeting") as soon as practicable for the purpose of (i) approving and adopting the Merger and the Merger Agreement and the transactions contemplated hereby and thereby as required by the GCL, and (ii) approving and adopting an amendment to the Bylaws of SBB to increase the number of authorized directors who may serve on the Board of Directors of SBB to not more than fifteen (15) persons (the "Bylaw Amendment");

         (b) Not impose a requirement that the holders of more than the minimum required percentage (as set forth in SBB's current Articles of Incorporation, current Bylaws or pursuant to provisions of the GCL requiring the lowest percentage vote) of the SBB Common Stock entitled to vote on the Merger and the Merger Agreement and the Bylaw Amendment approve the Merger and the Merger Agreement and the Bylaw Amendment;

         (c) Subject to the fiduciary duties of the SBB Board of Directors to the shareholders of SBB, (i) include in the Joint Proxy Statement/Prospectus the recommendation of the SBB Board of Directors that the shareholders of SBB vote in favor of the approval and adoption of the Merger and the Merger Agreement and the transactions contemplated hereby and thereby and the Bylaw Amendment, (ii) use its best efforts to obtain such shareholder approval of the Merger and the Merger Agreement and the Bylaw Amendment, and (iii) perform such other acts as may reasonably be requested by Pacific to ensure that such shareholder approval of the Merger and the Merger Agreement and the Bylaw Amendment is obtained; and

         (d) Cause the Joint Proxy Statement/Prospectus to be mailed to the shareholders of SBB as soon as practicable.

         SECTION 6.05 Information for Applications and Statements. SBB will promptly, but in no event later than ten (10) business days after receipt of a request by Pacific, furnish to Pacific all information, data and documents concerning SBB, including, but not limited to, financial statements, required for inclusion in any application or statement to be made by Pacific to, or filed by Pacific with, any governmental body in connection with the transactions contemplated by this Agreement, or in connection with any other transactions during the pendency of this Agreement, and SBB represents and warrants that all information so furnished for such statements and applications shall be true and correct in all material respects and shall not omit any material fact required to be stated therein or necessary to make the statements made, in light of the circumstances under which they were made, not misleading. SBB shall otherwise fully cooperate with Pacific in the filing of any applications or other documents necessary to consummate the transactions contemplated by this Agreement.

         SECTION 6.06 Required Acts of SBB. Prior to the Closing, SBB shall, and, as applicable, shall cause the SBB Subsidiaries to, unless otherwise permitted in writing by Pacific:

         (a) Operate only in the ordinary course of business and consistent with prudent banking practices;

         (b) Except as required by prudent business practices, use all reasonable efforts to preserve its business organization intact and to retain its present customers, depositors and employees, and to maintain all offices, machinery, equipment, materials, supplies, inventories, vehicles and other properties owned, leased or used by it (whether under its control or the control of others), in good operating condition and repair, ordinary wear and tear excepted;

         (c) Perform all of its obligations under contracts, leases and documents relating to or affecting its assets, properties and business, except such obligations as SBB may in good faith reasonably dispute;

         (d) Maintain in full force and effect all insurance policies now in effect or renewals thereof and, except as required by prudent business practices that do not jeopardize insurance coverage, give all notices and present all claims under all insurance policies in due and timely fashion;

         (e) File all reports required to be filed with governmental authorities and observe and conform, in all material respects, to all applicable laws, rules, regulations, ordinances, codes, orders, licenses and permits, except those being contested in good faith by appropriate proceedings;

         (f) Timely file all tax returns required to be filed by it and promptly pay all taxes, assessments, governmental charges, duties, penalties, interest and fines that become due and payable, except those being contested in good faith by appropriate proceedings;

         (g) Withhold from each payment made to each of its employees the amount of all taxes (including, but not limited to, federal income taxes, FICA taxes and state and local income and wage taxes) required to be withheld therefrom and pay the same to the proper tax receiving officers; and

         (h) Account for all transactions and prepare all financial statements of SBB in accordance with GAAP (unless otherwise instructed by RAP in which instance account for such transaction in accordance with RAP).

         SECTION 6.07 Prohibited Acts of SBB. Prior to the Closing, SBB and, as applicable, the SBB Subsidiaries shall not, without the prior written consent of
Pacific:

         (a) Take any action that would reasonably be anticipated to result in a Material Adverse Change with respect to SBB;

         (b) Take or fail to take any action that would cause or permit the representations and warranties made in Article IV hereof to be inaccurate at the time of the Closing or preclude SBB from making such representations and warranties at the time of the Closing;

         (c) Except as contemplated by this Agreement, change its Articles of Incorporation or Bylaws or its authorized capital stock, or change the Articles of Incorporation, Bylaws or authorized capital stock of any SBB Subsidiary;

         (d) Except as explicitly permitted hereunder or in accordance with applicable law, engage in any transaction with any affiliated person or allow such persons to acquire any assets from SBB or any SBB Subsidiary except in the form of wages, salaries, fees for legal services and reimbursement of expenses and by loans secured by liquid collateral having a fair market value at least equal to the principal balance due on such loan to its officers, directors and employees in the ordinary course of business;

         (e) Discharge or satisfy any lien, charge or encumbrance or pay any obligation or liability, whether absolute or contingent, due or to become due, except in the ordinary course of business consistent with prudent banking practices and except for liabilities incurred in connection with the transactions contemplated hereby;

         (f) Except as provided in Section 6.19, declare or make any payment of dividends or other distributions to its shareholder, or purchase, retire or redeem, or obligate itself to purchase, retire or redeem, any of its shares of capital stock or other securities;

         (g) Except as required pursuant to the terms of this Agreement, and except for the issuance of SBB Common Stock pursuant to the valid exercise of SBB Stock Options, as defined in Section 4.03 hereof, which are outstanding on the date of this Agreement, issue, reserve for issuance, grant, sell or authorize the issuance of any shares of its capital stock or other securities or subscriptions, options, warrants, calls, rights or commitments of any kind relating to the issuance thereto;

         (h) Grant any new stock options or accelerate the vesting of any existing stock options, except as provided in this Agreement;

         (i) Accelerate the vesting of pension or other benefits in favor of employees of SBB or any SBB Subsidiary;

         (j) Acquire any capital stock or other equity securities or acquire any equity or ownership interest in any bank, corporation, partnership or other entity (except (i) through settlement of indebtedness, foreclosure, or the exercise of creditors' remedies or (ii) in a fiduciary capacity, the ownership of which does not expose it to any liability from the business, operations or liabilities of such person);

         (k) Mortgage, pledge or subject to lien or charge, or grant any security interest or any other encumbrance or restriction any of its property, business or assets, tangible or intangible except in the ordinary course of business and consistent with prudent banking practices;

         (l) Sell, transfer, lease to others or otherwise dispose of any of its assets or cancel or compromise any debt or claim, or waive or release any right or claim of material value, except in the ordinary course of business and consistent with past practices and safe and sound banking principles;

         (m) Make any change in the rate of compensation, commission, bonus or other direct or indirect remuneration payable, or pay or agree or orally promise to pay, conditionally or otherwise, any bonus, extra compensation, pension or severance or vacation pay, to or for the benefit of any of its shareholders, directors, officers, employees or agents, or enter into any employment or consulting contract (other than as contemplated by this Agreement) or other agreement with any director, officer or employee or adopt, amend in any material respect or terminate any pension, employee welfare, retirement, stock purchase, stock option, stock appreciation rights, termination, severance, income protection, golden parachute, savings or profit-sharing plan (including trust agreements and insurance contracts embodying such plans), any deferred compensation, or collective bargaining agreement, any group insurance contract or any other incentive, welfare or employee benefit plan or agreement maintained by it for the benefit of its directors, employees or former employees, except in the ordinary course of business and consistent with past practices and safe and sound banking principles;

         (n) Except for improvements or betterments relating to SBB Properties, make any capital expenditures or capital additions or betterments in excess of an aggregate of $2,000,000;

         (o) Hire or employ any person as a replacement for an existing position with an annual salary equal to or greater than $120,000;

         (p) Sell or knowingly dispose of, or otherwise divest itself of the ownership, possession, custody or control, of any corporate books or records of any nature that, in accordance with sound business practice, normally are retained for a period of time after their use, creation or receipt, except at the end of the normal retention period;

         (q) Make any, or acquiesce with any, change in any accounting methods, principles or material practices, except as required by changes in GAAP as concurred in by SBB's independent auditors;

         (r) Make, renew, extend the maturity of, or alter any of the material terms of any loan, other than classified loans (which are addressed in Section 6.07(s), to any single borrower and his or her related interests in excess of the principal amount of $4,000,000; provided, however, that Pacific shall be deemed to have given its consent under this Section 6.07(r) unless Pacific objects to such transaction no later than 48 hours (weekends and bank holidays shall not count) after actual receipt by Pacific of all information relating to the making, renewal or alteration of such loan; or

         (s) Make, renew, extend the maturity of, or alter any of the material terms of any classified loan to any single borrower and his or her related interests in excess of the principal amount of $500,000; provided, however, that Pacific shall be deemed to have given its consent under this Section 6.07(s) unless Pacific objects to such transaction no later than 48 hours (weekends and bank holidays shall not count) after actual receipt by Pacific of all information relating to the making, renewal or alteration of such loan.

         SECTION 6.08 Access; Pre-Closing Investigation. Subject to the provisions of Article XI, SBB shall afford the officers, directors, employees, attorneys, accountants, investment bankers and authorized representatives of Pacific full access to the properties, books, contracts and records of SBB and the SBB Subsidiaries, permit Pacific to make such inspections as they may require and furnish to Pacific during such period all such information concerning SBB and the SBB Subsidiaries and its affairs as Pacific may reasonably request, in order that Pacific may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of SBB and the SBB Subsidiaries, including, without limitation, access sufficient to verify the absence of any Material Adverse Change with respect to SBB, the accuracy of the representations and warranties made by SBB in this Agreement, the value of the assets and the liabilities of SBB and the satisfaction of the conditions precedent to Pacific's obligations described in
Article VII of this Agreement. Pacific shall use its best efforts not to disrupt the normal business operations of the SBB and the SBB Subsidiaries. SBB agrees at any time, and from time to time, to furnish to Pacific as soon as practicable, any additional information that Pacific may reasonably request.

         SECTION 6.09 Director and Committee Meeting. SBB shall give notice to two (2) designees of Pacific and shall invite such persons to attend all regular and special meetings of the Board of Directors of SBB and all regular and special meetings of any board or senior management committee of SBB, provided, however, that SBB reserves the right to exclude such invitees from any portion of any such meeting at any time. Such invitees shall be designated by Pacific subject to the consent of SBB, which consent shall not be unreasonably withheld. In addition, SBB shall provide Pacific with copies of the minutes of all regular and special meetings of the Board of Directors of SBB and minutes of all regular and special meetings of all regular and special meetings of any board or senior management committee of SBB (except portions of such minutes which are devoted to the discussion of this Agreement or the Merger or which, upon the advise of counsel, are otherwise privileged). Copies of such minutes shall be provided to Pacific within five (5) business days following the date of such meeting.

         SECTION 6.10 Additional Financial Statements. SBB shall promptly furnish Pacific with true and complete copies of (i) Call Reports of SBB&T for the quarter ended June 30, 1998 and each quarter thereafter until the Effective Date, (ii) monthly directors' reports of SBB, and (iii) unaudited month-end financial statements of SBB.

         SECTION 6.11 Untrue Representations. SBB shall promptly notify Pacific in writing if SBB becomes aware of any fact or condition that makes untrue, or shows to have been untrue, in any material respect, any schedule or any other information furnished to Pacific or any representation or warranty made in or pursuant to this Agreement or that results in SBB's failure to comply with any covenant, condition or agreement contained in this Agreement.

         SECTION 6.12 Litigation and Claims. SBB shall promptly notify Pacific in writing of any litigation, or of any claim, controversy or contingent liability that is expected to become the subject of litigation, against SBB or any SBB Subsidiary or affecting any of their respective properties if such litigation or potential litigation would, in the event of an unfavorable outcome, result in a Material Adverse Change with respect to SBB, and SBB shall promptly notify Pacific of any legal action, suit or proceeding or judicial, administrative or governmental investigation, pending or, to the knowledge of SBB, threatened against SBB or any SBB Subsidiary that questions or might question the validity of this Agreement or the agreements contemplated hereby, including, but not limited to, the Merger Agreement, or any actions taken or to be taken by SBB pursuant hereto or thereto or seeks to enjoin or otherwise restrain the transactions contemplated hereby or thereby.

         SECTION 6.13 Adverse Change. SBB shall promptly notify Pacific in writing if any change or development shall have occurred or, to the knowledge of SBB, been threatened (or any development shall have occurred or been threatened involving a prospective change) in the business, financial condition, operations or prospects of SBB or the SBB Subsidiaries that has or may reasonably be expected to have or lead to a Material Adverse Change with respect to SBB or that would adversely affect, prevent or delay the obtaining of any regulatory approval for the consummation of the transactions contemplated by this Agreement. Notwithstanding the disclosure to Pacific of any such change, SBB shall not be relieved of any liability to Pacific pursuant to this Agreement for, nor shall the providing of such information by SBB to Pacific be deemed a waiver by Pacific of, the breach of any representation or warranty of SBB contained in this Agreement.

         SECTION 6.14 No Negotiation with Others. Until the Effective Date or the earlier termination of this Agreement, SBB shall not, directly or indirectly, nor shall it permit any of its officers, directors, employees, representatives or agents to, directly or indirectly: (i) encourage, solicit or initiate discussions or negotiations with, or (ii) except upon advice of counsel to the extent required to fulfill the fiduciary duties owed to the shareholders of SBB, entertain, discuss or negotiate with, or provide any information to, or cooperate with, any corporation, partnership, person or other entity or group (other than Pacific or its Affiliates or associates or officers, partners, employees or other authorized representatives of Pacific or such Affiliates or associates) concerning any merger, tender offer or other takeover offer, sale of substantial assets, sale of shares of capital stock or similar transaction involving SBB (unless any such transaction is expressly conditioned upon the performance by SBB of all of SBB's obligations under this Agreement). As soon as practicable following receipt of any unsolicited written offer, SBB will communicate to Pacific the terms of any proposal or request for information.

         SECTION 6.15 Consents and Approvals. SBB shall use its best efforts to obtain all consents and approvals from third parties necessary to consummate the transactions contemplated by this Agreement at the earliest practicable time.

         SECTION 6.16 Environmental Investigation; Right to Terminate Agreement.

         (a) Pacific and its consultants, agents and representatives shall have the right, to the same extent that SBB has such right, but not the obligation or responsibility, to inspect any SBB Property, including, without limitation, conducting asbestos surveys and sampling, environmental assessments and investigation, and other environmental surveys and analyses including soil and ground sampling ("Environmental Inspections") at any time on or prior to the date which is forty-five (45) calendar days from the date of this Agreement. Pacific shall notify SBB prior to any physical inspections of the SBB Property, and SBB may place reasonable restrictions on the time of such inspections. If, as a result of any such Environmental Inspection, further investigation ("secondary investigation") including, without limitation, test borings, soil, water and other sampling is deemed desirable by Pacific, Pacific shall (i) notify SBB of any SBB Property for which it intends to conduct such a secondary investigation and the reasons for such secondary investigation, and (ii) commence such secondary investigation, on or prior to the date which is sixty (60) calendar days from the date of this Agreement. Pacific shall give reasonable notice to SBB of such secondary investigations, and SBB may place reasonable time and place restrictions on such secondary investigations.

         (b) Pacific shall have the right to terminate this Agreement if (i) the factual substance of any warranty or representation set forth in Section 4.19 is not true and accurate; (ii) the results of such Environmental Inspection, secondary investigation or other environmental survey are disapproved by Pacific because the environmental inspection, secondary investigation or other environmental survey identifies violations or potential violations of Environmental Laws; (iii) SBB has refused to allow Pacific to conduct an Environmental Inspection or secondary investigation in a manner that Pacific reasonably considers necessary; (iv) the Environmental Inspection, secondary investigation or other environmental survey identifies any past or present event, condition or circumstance that would or potentially would require remedial or cleanup action by SBB that would result in a Material Adverse Change; (v) the Environmental Inspection, secondary investigation or other environmental survey identifies the presence of any underground or above ground storage tank in, on or under any SBB Property that is not shown to be in compliance with all Environmental Laws applicable to the tank either now or at a future time certain, or that has had a release of petroleum or some other Hazardous Material that has not been cleaned up to the satisfaction of the relevant governmental authority or any other party with a legal right to compel cleanup; or (vi) the Environmental Inspection, secondary investigation or other environmental survey identifies the presence of any asbestos-containing material in, on or under any SBB Property, the removal of which would result in a Material Adverse Change. On or prior to the date which is ninety (90) calendar days from the date of this Agreement, Pacific shall advise SBB in writing as to whether Pacific intends to terminate this Agreement in accordance with Section
9.02 because Pacific disapproves of the results of the Environmental Inspection, secondary investigation or other environmental survey. SBB shall have the opportunity to correct any objected to violations or conditions to Pacific's reasonable satisfaction prior to the date which is one hundred and fifteen (115) calendar days from the date of this Agreement. In the event that SBB fails to demonstrate its satisfactory correction of the violations or conditions to Pacific, Pacific may terminate the Agreement on or before the date which is one hundred and twenty-five (125) days from the date of this Agreement.

         (c) SBB agrees to make available to Pacific and its consultants, agents and representatives all documents and other material relating to environmental conditions of any SBB Property including, without limitation, the results of other environmental inspections and surveys. SBB also agrees that all engineers and consultants who prepared or furnished such reports may discuss such reports and information with Pacific and shall be entitled to certify the same in favor of Pacific and its consultants, agents and representatives and make all other data available to Pacific and its consultants, agents and representatives.

         (d) For purposes of this Section, the term "SBB Property" or "SBB Properties" shall have the same meaning given in Section 4.19(e).

         SECTION 6.17 Stock Options.

         (a) On the Effective Date, each outstanding option to purchase shares of Pacific Common Stock (a "Pacific Stock Option") issued pursuant to the Pacific Capital Bancorp 1984

Stock Option Plan, the Pacific Capital Bancorp 1994 Stock Option Plan and the Pacific Capital Bancorp 1991 Directors Stock Option Plan (together, the "Pacific Stock Option Plans"), whether or not exercisable or vested, shall be assumed by SBB as hereinafter provided. Each Pacific Stock Option shall be deemed to constitute an option to acquire, on the same terms and conditions as were applicable under such Pacific Stock Option, the number of full shares of SBB Common Stock calculated in accordance with the provision of Section 1.06(b). In no event shall SBB be required to issue fractional shares of SBB Common Stock upon the exercise of a converted option.

         (b) SBB shall reserve and make available for issuance in connection with the Merger and in accordance with the terms of this Agreement the number of full shares of SBB Common Stock calculated in accordance with Section 1.06(b). As soon as practicable after the Effective Date, SBB shall deliver to each holder of Pacific Stock Options appropriate notices setting forth such holders' rights pursuant to the Pacific Stock Option Plans, and the agreements evidencing the grants of such Pacific Stock Options shall continue in effect on the same terms and conditions (subject to the conversion required by Section 1.06(b) after giving effect to the Merger and the assumption by SBB as set forth above). To the extent necessary to effectuate the provisions of this Section 6.17, SBB may deliver new or amended agreements reflecting the terms of each Pacific Stock Option assumed by SBB and amend the Pacific Stock Option Plans to reflect the terms hereof.

         (c) As soon as practicable after the Effective Date, SBB shall file with the S.E.C. a registration statement on an appropriate form with respect to the shares of SBB Common Stock subject to such converted options, and shall use its best efforts to maintain the effectiveness of such registration statement or registration statements (and maintain the status of the prospectus or
prospectuses   with  respect  thereto)  for  so  long  as  such  options  remain outstanding.

         SECTION  6.18  Director  and  Officer  Liability  Insurance.  Upon  the
Effective Date, any executive officer or director of Pacific who becomes and officer or director of SBB (including any subsidiaries thereof) shall be included in SBB's director and officer insurance policy.

         SECTION 6.19 Dividends. SBB shall not declare, set aside or pay any dividend in respect of the SBB Common Stock or make any other distribution to shareholders (including, without limitation, any stock dividend, dividends in kind or other distribution), whether in cash, stock or other property, after the date of this Agreement, except that SBB may declare and pay its regular quarterly dividend on the SBB Common Stock not to exceed $0.18 per share at approximately the same time during each quarter which it has historically declared and paid such dividend; provided, however, that SBB and Pacific shall cooperate with each other to coordinate the record and payment dates of their respective dividends for the quarter in which the Effective Date occurs such that the holders of Pacific Common Stock shall receive a quarterly dividend from either Pacific or SBB, but not from both with respect to such quarter.

         SECTION 6.20 Conduct of Business in the Ordinary Course. Except as specifically provided for in this Agreement, SBB shall conduct its business in the ordinary course as heretofore conducted. For purposes of this Section 6.20, the ordinary course of business shall consist of the banking and related business as presently conducted by SBB and the SBB Subsidiaries.

         SECTION 6.21 Additions to SBB Board of Directors. SBB shall, prior to the Effective Date, take all action necessary to effect the Bylaw Amendment so as to permit the number of directors of the Surviving Corporation identified on Schedule One to Exhibit "A" hereto to be designated.

         SECTION 6.22 Director Voting. SBB shall use its best efforts to have each of its directors agree to vote, or cause to be voted, all shares of SBB Common Stock beneficially owned by them at the SBB Shareholders' Meeting in favor of the Merger. Subject to such directors' fiduciary duties, each such director shall execute such documents as are reasonably necessary to evidence their determination to vote their shares of SBB Common Stock in favor of the Merger at the SBB Shareholders' Meeting.

         SECTION 6.23 Pooling of Interests Accounting Treatment. SBB shall, and shall use its best efforts to cause its directors and officers to, use all commercially reasonable efforts not inconsistent with the terms of this Agreement to structure and consummate the Merger and all actions related thereto in a manner that will qualify the Merger for "pooling of interests" accounting treatment as determined by SBB's independent accounting firm and by any securities regulatory body which shall review the Registration Statement, including without limitation, the S.E.C.

         SECTION 6.24 Disclosure Schedules. SBB agrees at or prior to the Closing to provide Pacific with supplemental Schedules to be delivered by SBB pursuant to this Agreement reflecting any material changes thereto between the date of this Agreement and the Closing Date.

                                  ARTICLE VII.

               CONDITIONS PRECEDENT TO THE OBLIGATIONS OF PACIFIC

         All obligations of Pacific under this Agreement are subject to the fulfillment (or, if legally permissible, waiver by Pacific), prior to or at the Closing, of each of the following conditions:

         SECTION  7.01   Compliance   with   Representations,   Warranties   and
Agreements.

         (a) All representations and warranties made by SBB in this Agreement or in any document or schedule delivered to Pacific pursuant hereto shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date, except with respect to those representations and warranties specifically made as of an earlier date (in which case such representations and warranties shall be true as of such earlier date).

         (b) SBB shall have performed or complied in all material respects with all agreements, terms, covenants and conditions required by this Agreement to be performed or complied with by SBB prior to or at the Closing.

         SECTION 7.02 Shareholder Approvals. The holders of at least the minimum required percentage of SBB Common Stock and Pacific Common Stock entitled to vote on the Agreement, the Merger Agreement and the Merger shall have approved the Agreement, the Merger Agreement and the Merger, and the holders of at least the minimum required percentage of SBB Common Stock entitled to vote on the Bylaw Amendment shall have approved the Bylaw Amendment.

         SECTION 7.03 Government and Other Approvals. SBB and Pacific shall have received approvals, acquiescence or consents, all on terms and conditions mutually acceptable to SBB and Pacific, of the transactions contemplated by this Agreement, and the Merger Agreement, from all necessary governmental agencies and authorities and other third parties, including but not limited to the S.E.C., and the Federal Reserve, and all applicable waiting periods shall have expired, and SBB and Pacific shall have received the approvals and consents of all third parties required to consummate this Agreement and the other agreements contemplated hereby, including, but not limited to, the Merger Agreement and the transactions contemplated hereby and thereby. Such approvals and the transactions contemplated hereby shall not have been contested or threatened to be contested by any Federal or state governmental authority or by any other third party (except shareholders asserting statutory dissenters' appraisal rights) by formal proceedings.

         SECTION 7.04 No Litigation. No action shall have been taken, and no statute, rule, regulation or order shall have been promulgated, enacted, entered, enforced or deemed applicable to this Agreement, the Merger, or the transactions contemplated hereby or thereby by any Federal, state or foreign government or governmental authority or by any court, domestic or foreign, including the entry of a preliminary or permanent injunction, that would: (a) make this Agreement or any other agreement contemplated hereby, including, but not limited to, the Merger Agreement, or the transactions contemplated hereby or thereby illegal, invalid or unenforceable, (b) require the divestiture of a material portion of the assets of SBB, (c) impose material limits in the ability of any party to this Agreement to consummate the Agreement or any other agreement contemplated hereby, including, but not limited to, the Merger Agreement, or the transactions contemplated hereby or thereby, (d) otherwise result in a Material Adverse Change, or (e) if the Agreement or any other agreement contemplated hereby, including, but not limited to, the Merger Agreement, or the transactions contemplated hereby or thereby are consummated, subject Pacific or subject any officer, director, shareholder or employee of Pacific to criminal or civil liability. No action or proceeding before any court or governmental authority, domestic or foreign, by any government or governmental authority or by any other person, domestic or foreign, shall be threatened, instituted or pending that would reasonably be expected to result in any of the consequences referred to in clauses (a) through (e) above.

         SECTION 7.05 Delivery of Closing Documents. Pacific shall have received all documents required to be received from SBB on or prior to the Closing Date as set forth in Section 2.03 hereof, all in form and substance reasonably satisfactory to Pacific.

         SECTION 7.06 Receipt of Fairness Opinion. The Board of Directors of Pacific shall have received, on or before the date of the mailing of the Joint Proxy Statement/Prospectus, from its investment advisor, Van Kasper & Company, an unqualified written opinion to the effect that the Merger is fair to the shareholders of Pacific from a financial point of view.

         SECTION 7.07 Receipt of Pooling Opinions. Pacific shall have received an opinion letter, dated as of the Closing Date, from KPMG Peat Marwick LLP, independent public accountants for Pacific, to the effect that Pacific qualifies as an entity that may be a party to a business combination for which the "pooling of interests" method of accounting would be available under Accounting Principles Board Opinion No. 16 ("APB 16"). Pacific shall have also received an opinion letter, dated as of the Closing Date, from Arthur Andersen LLP, independent public accountants for SBB, to the effect that the Merger will qualify for "pooling of interests" accounting treatment under APB 16 if closed and consummated in accordance with this Agreement. In addition, there shall have been no determination by any court, tribunal, regulatory agency or other governmental entity, that the Merger fails or will fail to qualify for "pooling of interests" accounting treatment.

         SECTION 7.08 Registration Statement. The Registration Statement, including any amendments or supplements thereto, shall be effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall be in effect or proceedings for purpose pending before or threatened by the S.E.C. All state securities permits or approvals required by applicable state securities laws to consummate the transactions contemplated by this Agreement and the Merger Agreement shall have been received and remain in effect.

         SECTION 7.09 Federal Tax Opinion. Pacific shall have received a copy of the opinion of Jenkens & Gilchrist, P.C., counsel to SBB, to the effect that if the Merger is consummated in accordance with the terms set forth in this Agreement (i) the Merger will constitute a reorganization within the meaning of
Section 368(a) of the Code, (ii) no gain or loss will be recognized for federal income tax purposes by the holders of shares of Pacific Common Stock upon receipt of the Merger Consideration (except for cash received in lieu of fractional shares), (iii) the basis of shares of SBB Common Stock received by the shareholders of Pacific will be the same as the basis of shares of Pacific Common Stock exchanged therefor, and (iv) the holding period of the shares of SBB Common Stock received by such shareholders will include the holding period of the shares of Pacific Common Stock exchanged therefor, provided such shares were held as capital assets as of the Effective Date. In rendering such opinion, such counsel may require and rely upon representations and covenants including those contained in certificates of officers of SBB, Pacific and others.

         SECTION 7.10 Dissenting Shareholders. Holders of not more than a certain percentage (not to exceed 9.9%) of the issued and outstanding shares of Pacific Common Stock shall have demanded or be entitled to demand payment of the fair value of their shares as dissenting shareholders under applicable provisions of the GCL such that their receipt of cash pursuant to the exercise of their appraisal rights, when combined with all other cash transactions required to be considered under GAAP, would result in the Merger not qualifying for "pooling of interests" accounting treatment under GAAP.

         SECTION 7.11 Accounting Treatment. All accounting and tax treatment, entries and adjustments in connection with the transactions contemplated by this Agreement and the other agreements contemplated hereby shall be reasonably satisfactory to Pacific, Pacific shall not have received notification from any proper regulatory authority that Pacific's accounting and tax treatment, entries and adjustments used in connection with the Merger are improper, and

Pacific shall not have been required by any such regulatory authority to make any accounting or tax adjustments that would constitute a Material Adverse Change.

         SECTION 7.12 Bylaw Amendment. SBB shall have taken all actions necessary to effect the Bylaw Amendment.

         SECTION 7.13 No Material Adverse Change. There shall have been no Material Adverse Change with respect to SBB since December 31, 1997.

                                  ARTICLE VIII.

                 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SBB

         All obligations of SBB under this Agreement are subject to the fulfillment (or, if legally permissible, waiver by SBB), prior to or at the Closing, of each of the following conditions:

         SECTION 8.01 Compliance   with   Representations,   Warranties   and
Agreements.

         (a) All representations and warranties made by Pacific in this Agreement or in any document or schedule delivered to SBB pursuant hereto shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date, except with respect to those representations and warranties specifically made as of an earlier date (in which case such representations and warranties shall be true as of such earlier date).

         (b) Pacific shall have performed or complied in all material respects with all agreements, terms, covenants and conditions required by this Agreement to be performed or complied with by Pacific prior to or at the Closing.

         SECTION 8.02 Shareholder Approvals. The holders of at least the minimum required percentage of Pacific Common Stock and SBB Common Stock entitled to vote on the Agreement, the Merger Agreement and the Merger shall have approved the Agreement, the Merger Agreement and the Merger; and the holding of at least the minimum percentage of SBB Common Stock entitled to vote on the Bylaw Amendment shall have approved the Bylaw Amendment.

         SECTION 8.03 Government and Other Approvals. SBB and Pacific shall have received approvals, acquiescence or consents, all on terms and conditions mutually acceptable to SBB and Pacific, of the transactions contemplated by this Agreement and the Merger Agreement, from all necessary governmental agencies and authorities and other third parties, including but not limited to the S.E.C. and the Federal Reserve, and all applicable waiting periods shall have expired, and SBB and Pacific shall have received the approvals and consents of all third parties required to consummate this Agreement and the other agreements contemplated hereby, including, but not limited to, the Merger Agreement and the transactions contemplated hereby and thereby. Such approvals and the transactions contemplated hereby shall not have been contested or threatened to be contested by any Federal or state governmental authority or by any other third party (except shareholders asserting statutory dissenters' appraisal rights) by formal proceedings. It is understood that, if such contest is brought by formal proceedings, SBB may, but shall not be obligated to, answer and defend such contest or otherwise pursue this transaction over such objection.

         SECTION 8.04 No Litigation. No action shall have been taken, and no statute, rule, regulation or order shall have been promulgated, enacted, entered, enforced or deemed applicable to this Agreement, the Merger, or the transactions contemplated hereby or thereby by any Federal, state or foreign government or governmental authority or by any court, domestic or foreign, including the entry of a preliminary or permanent injunction, that would (a) make this Agreement or any other agreement contemplated hereby, including, but not limited to, the Merger Agreement, or the transactions contemplated hereby or thereby illegal, invalid or unenforceable, (b) require the divestiture of a material portion of the assets of Pacific, (c) impose material limits in the ability of any party to this Agreement to consummate the Agreement or any other agreement contemplated hereby, including, but not limited to, the Merger Agreement, or the transactions contemplated hereby or thereby, (d) otherwise result in a Material Adverse Change, or (e) if the Agreement or any other agreement contemplated hereby, including, but not limited to, the Merger Agreement, or the transactions contemplated hereby or thereby are consummated, subject SBB or subject any officer, director, shareholder or employee of SBB to criminal or civil liability. No action or proceeding before any court or governmental authority, domestic or foreign, by any government or governmental authority or by any other person, domestic or foreign, shall be threatened, instituted or pending that would reasonably be expected to result in any of the consequences referred to in clauses (a) through (e) above.

         SECTION 8.05 Delivery of Closing Documents. SBB shall have received all documents required to be received from Pacific on or prior to the Closing Date as set forth in Section 2.02 hereof, all in form and substance reasonably satisfactory to SBB.

         SECTION 8.06 Receipt of Shareholder Letters. SBB shall have received from Pacific, at least 31 days prior to the Closing Date, the signed Shareholder Letters, in the form attached hereto as Exhibit "F" hereof, of each person who may reasonably be deemed an "affiliate" of Pacific within the meaning of such term as used in Rule 145 under the Securities Act.

         SECTION 8.07 Receipt of Fairness Opinion. The Board of Directors of SBB shall have received, on or before the date of the mailing of the Joint Proxy Statement/Prospectus, from its investment advisor, The Bank Advisory Group, Inc., an unqualified written opinion to the effect that the Merger is fair to the shareholders of SBB from a financial point of view.

         SECTION 8.08 Dissenting Shareholders. Holders of not more than a certain percentage (not to exceed 9.9%) of the issued and outstanding shares of Pacific Common Stock shall have demanded or be entitled to demand payment of the fair value of their shares as dissenting shareholders under applicable provisions of the GCL such that their receipt of cash pursuant to the exercise of their appraisal rights, when combined with all other cash transactions required to be considered under GAAP, would result in the Merger not qualifying for "pooling of interests" accounting treatment under GAAP.

         SECTION 8.09 Receipt of Pooling Opinions. SBB shall have received an opinion letter, dated as of the Closing Date, from KPMG Peat Marwick LLP, independent public accountants for Pacific, to the effect that Pacific qualifies as an entity that may be a party to a business combination for which the "pooling of interests" method of accounting would be available under APB 16. SBB shall have also received an opinion letter, dated as of the Closing Date, from Arthur Andersen LLP, its independent public accountants, to the effect that the Merger will qualify for "pooling of interests" accounting treatment under APB 16 if closed and consummated in accordance with this Agreement. In addition, there shall have been no determination by any court, tribunal, regulatory agency or other governmental entity, that the Merger fails or will fail to qualify for "pooling of interests" accounting treatment.

         SECTION 8.10 Registration Statement. The Registration Statement, including any amendments or supplements thereto, shall be effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall be in effect or proceedings for purpose pending before or threatened by the S.E.C. All state securities permits or approvals required by applicable state securities laws to consummate the transactions contemplated by this Agreement and the Merger Agreement shall have been received and remain in effect.

         SECTION 8.11 Federal Tax Opinion. SBB shall have received an opinion of its counsel, Jenkens & Gilchrist, P.C., to the effect that if the Merger is consummated in accordance with the terms set forth in this Agreement (i) the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code, (ii) no gain or loss will be recognized for federal income tax purposes by the holders of shares of Pacific Common Stock upon receipt of the Merger Consideration (except for cash received in lieu of fractional shares),
(iii) the basis of shares of SBB Common Stock received by the shareholders of Pacific will be the same as the basis of shares of Pacific Common Stock exchanged therefor, and (iv) the holding period of the shares of SBB Common Stock received by such shareholders will include the holding period of the shares of Pacific Common Stock exchanged therefor, provided such shares were held as capital assets as of the Effective Date. In rendering such opinion, such counsel may require and rely upon representations and covenants including those contained in certificates of officers of SBB, Pacific and others.

         SECTION 8.12 Accounting Treatment. All accounting and tax treatment, entries and adjustments in connection with the transactions contemplated by this Agreement and the other agreements contemplated hereby shall be reasonably satisfactory to SBB, SBB shall not have received notification from any proper regulatory authority that SBB's accounting and tax treatment, entries and adjustments used in connection with the Merger are improper, and SBB shall not have been required by any such regulatory authority to make any accounting or tax adjustments that would constitute a Material Adverse Change.

         SECTION 8.13 No Material Adverse Change. There shall have been no Material Adverse Change with respect to Pacific since December 31, 1997.

                                   ARTICLE IX.

                      EXPENSES, TERMINATION AND ABANDONMENT

         SECTION 9.01 Expenses. Each of the parties hereto shall bear its respective costs and expenses incurred in connection with the consummation of the transactions contemplated by this Agreement; provided, however, in the event that:

         (a) this Agreement is terminated by SBB because (i) the Merger Agreement is not approved by the required vote of shareholders at the Pacific Shareholders' Meeting, and (ii) the Board of Directors of Pacific (subject to compliance with its fiduciary duties as advised by counsel) shall have failed to have used its best efforts to obtain shareholder approval, Pacific shall pay to SBB within ten (10) business days after such termination (y) a termination fee of $7,650,000, and (z) all documented fees and expenses of SBB related to this Agreement and the transactions contemplated hereby (which fees and expenses, as communicated to Pacific by SBB within five (5) business days after termination, shall not exceed $250,000); and

         (b) this Agreement is terminated by Pacific because (i) the Merger Agreement is not approved by the required vote of shareholders at the SBB Shareholders' Meeting, and (ii) the Board of Directors of SBB (subject to compliance with its fiduciary duties as advised by counsel) shall have failed to have used its best efforts to obtain shareholder approval, SBB shall pay to Pacific within ten (10) business days after such termination (y) a termination fee of $7,650,000, and (z) all documented fees and expenses of Pacific related to this Agreement and the transactions contemplated hereby (which fees and expenses, as communicated to SBB by Pacific within five (5) business after termination, shall not exceed $250,000); and

         (c) this Agreement is terminated by Pacific because of a Third Party Transaction (as defined in Section 9.02, Pacific shall pay to SBB within ten
(10) business days after such termination (y) a termination fee of $7,650,000, and (z) all documented fees and expenses of SBB related to this Agreement and the transactions contemplated hereby (which fees and expenses, as communication to Pacific by SBB within five (5) business days after termination, shall not exceed $250,000).

         The parties hereto  acknowledge  that the agreements  contained in this
Section 9.01 are an integral part of the transactions contemplated in this Agreement, and that, without these agreements, SBB and Pacific would not enter into this Agreement.

         SECTION  9.02  Termination.  Subject to any  payments  as  provided  in
Section 9.01, this Agreement may be terminated, and the Merger may be abandoned, at any time prior to the Effective Date:

         (a) by mutual written agreement between SBB and Pacific, if the Board of Directors of each party so determines by vote of a majority of the members of its entire Board;

         (b) by either SBB or Pacific, if the Effective Date has not occurred by January 31, 1999, or such later date as may be mutually agreed to by SBB and Pacific;

         (c) by SBB, if there has been a Material Adverse Change with respect to Pacific;

         (d) by Pacific, if there has been a Material Adverse Change with respect to SBB.

         (e) by either SBB or Pacific, by written notice to the other, if the other has breached any of its covenants in Article V or Article VI of this Agreement, as the case may be, in any material respect and has failed to correct or cure any such breach within twenty (20) business days after notice thereof is given by the nonbreaching party;

         (f) by either SBB or Pacific, by written notice to the other, if any representation or warranty given or made by such other party in this Agreement or in any schedule or other document delivered by such other party in accordance with the terms of this Agreement, is or becomes untrue or incorrect in any material respect and is not corrected within twenty (20) business days after written notice thereof is given by the party terminating this Agreement to the party giving or making such representation or warranty, provided that any such notice shall be delivered promptly upon discovery of the breach;

         (g) by either SBB or Pacific, if (i) any of the transactions contemplated by this Agreement or the Merger Agreement are disapproved by any regulatory authority whose approval is required to consummate such transactions,
(ii) any court of competent jurisdiction in the United States or other United States (federal or state) governmental body shall have issued an order, decree or ruling or taken any other action restraining, enjoining, invalidating or otherwise prohibiting the Agreement or the transactions contemplated hereby and such order, decree, ruling or other action shall have been final and nonappealable, or (iii) either Pacific or SBB reasonably determines, in good faith and after consulting with counsel, there is substantial likelihood that any necessary regulatory approval will not be obtained or will be obtained only upon a condition or conditions that make it inadvisable to proceed with the transactions contemplated by this Agreement;

         (h) by SBB or Pacific, if the Merger Agreement is not approved by the required vote of shareholders of Pacific or SBB;

         (i) by Pacific, by written notice to SBB, if (i) a proposal for a Third Party Transaction (as defined below) involving Pacific has been made or received and the Board of Directors of Pacific determines, in the exercise of its good faith judgment (based on written advice of independent legal counsel) that such termination is required in order for Pacific's Board of Directors to comply with its fiduciary duties to Pacific's shareholders, or (ii) following receipt by Pacific of a proposal for a Third Party Transaction, the Board of Directors of Pacific shall have altered its determination to recommend that the shareholders of Pacific approve this Agreement or shall have failed to proceed to hold the special Pacific Shareholders' Meeting to approve this Agreement, in either case of which Pacific shall give SBB prompt written notice of its election to terminate this Agreement pursuant to this Section 9.02(i).

         For purposes of this Section 9.02(i), a "Third Party Transaction" shall include (i) any successful tender offer for more than 50% of the outstanding shares of Pacific, (ii) any merger or consolidation of Pacific with or into any entity other than SBB or an affiliate of SBB, (iii) any sale of all or substantially all of the assets of Pacific, (iv) any reorganization of Pacific or other transaction that results or when completed would result in a disposition of substantially all of the assets of Pacific, or (v) the issuance, sale or disposition of securities representing 50% or more of the common stock of Pacific;

         (j)      by SBB pursuant to the terms of Section 5.15(b) hereof;

         (k)      by Pacific pursuant to the terms of Section 6.16(b) hereof;

         (l) by Pacific, if the average of the average closing bid and asked price of a share of SBB Common Stock as reported on Nasdaq for the twenty (20) business day period immediately preceding the fifth (5th) business day prior to the Closing Date (the "SBB Average Price") shall be less than $22.95 (which number shall be appropriately adjusted to give effect to any Share Adjustment relative to shares of SBB Common Stock); provided, however, that if the SBB Average Price shall be less than $22.95, Pacific and SBB shall attempt in good faith to renegotiate the Exchange Ratio, subject to existing market conditions. Should the parties fail to so renegotiate the Exchange Ratio within three (3) business days after determination of the SBB Average Price, Pacific may terminate this Agreement pursuant to this Section 9.02(l);

         (m) by Pacific, if Pacific shall not have received an unqualified written opinion from its investment advisor, dated as of the mailing of the Proxy Statement/Prospectus, to the effect that the Merger is fair to the shareholders of Pacific from a financial point of view; or

         (n) by SBB, if SBB shall not have received an unqualified written opinion from its investment advisor, dated as of the mailing of the Proxy Statement/Prospectus, to the effect that the Merger is fair to the shareholders of SBB from a financial point of view.

         SECTION 9.03 Notice of Termination. The power of termination provided for by Section 9.02 hereof may be exercised only by a notice given in writing, as provided in Section 12.05 of this Agreement.

         SECTION 9.04 Effect of Termination. Without limiting any other relief to which either party hereto may be entitled for breach of this Agreement, in the event of the termination and abandonment of this Agreement pursuant to the provisions of Section 9.02 hereof, no party to this Agreement shall have any further liability or obligation in respect of this Agreement, except for (a) liability of a party pursuant to Section 9.01 hereof, and (b) the provisions of
Article XI hereof shall remain applicable.

                                   ARTICLE X.

                  NONSURVIVAL OF REPRESENTATIONS AND WARRANTIES

         SECTION 10.01 Nonsurvival of Representations and Warranties. The parties hereto agree that all of their respective representations and warranties contained in this Agreement shall not survive Closing.

                                   ARTICLE XI.

                            CONFIDENTIAL INFORMATION

         SECTION  11.01   Definition   of   "Recipient,"   "Disclosing   Party,"
"Representative" and "Person". For purposes of this Article XI, the term "Recipient" shall mean the party receiving the Subject Information (as defined in Section 11.02) and the term "Disclosing Party" shall mean the party furnishing the Subject Information. The terms "Recipient" or "Disclosing Party", as used herein, include: (1) all persons and entities related to or affiliated in any way with the Recipient or the Disclosing Party, as the case may be, and
(2) any person or entity controlling, controlled by or under common control with the Recipient or the Disclosing Party, as the case may be. The term "Representative" as used herein, shall include all directors, officers, shareholders, employees, representatives, advisors, attorneys, accountants and agents of any of the foregoing. The term "person" as used in this Article XI shall be broadly interpreted to include, without limitation, any corporation, company, group, partnership, governmental agency or individual.

         SECTION 11.02 Definition of "Subject Information". For purposes of this
Article XI, the term "Subject Information" shall mean all information furnished to the Recipient or its Representatives (whether prepared by the Disclosing Party, its Representatives or otherwise and whether or not identified as being nonpublic, confidential or proprietary) by or on behalf of the Disclosing Party or its Representatives relating to or involving the business, operations or affairs of the Disclosing Party or otherwise in possession of the Disclosing Party. The term "Subject Information" shall not include information that (i) was already in the Recipient's possession at the time it was first furnished to Recipient by or on behalf of Disclosing Party, provided that such information is not known by the Recipient to be subject to another confidentiality agreement with or other obligation of secrecy to the Disclosing Party, its Subsidiaries or another party, or (ii) becomes generally available to the public other than as a result of a disclosure by the Recipient or its Representatives, or (iii) becomes available to the Recipient on a non-confidential basis from a source other than the Disclosing Party, its Representative or otherwise, provided that such source is not known by the Recipient to be bound by a confidentiality agreement with or other obligation of secrecy to the Disclosing Party, its Representative or another party.

         SECTION 11.03 Confidentiality. Each Recipient hereby agrees that the Subject Information will be used solely for the purpose of reviewing and evaluating the transactions contemplated by this Agreement and the other agreements contemplated hereby, including the Merger Agreement, and that the Subject Information will be kept confidential by the Recipient and the Recipient's Representatives; provided, however, that (i) any of such Subject Information may be disclosed to the Recipient's Representatives (including, but not limited to, the Recipient's accountants and attorneys) who need to know such information for the purpose of evaluating any such possible transaction between the Disclosing Party and the Recipient (it being understood that such Representatives shall be informed by the Recipient of the confidential nature of such information and that the Recipient shall direct and cause such persons to treat such information confidentially); and (ii) any disclosure of such Subject Information may be made to which the Disclosing Party consents in writing prior to any such disclosure by Recipient.

         SECTION 11.04 Securities Law Concerns. Each Recipient hereby acknowledges that the Recipient is aware, and the Recipient will advise the Recipient's Representatives who are informed as to the matters that are the subject of this Agreement, that the United States securities laws prohibit any person who has received material, non-public information from an issuer of securities from purchasing or selling securities of such issuer or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

         SECTION 11.05 Return of Subject Information. In the event of termination of this Agreement or the Merger Agreement, for any reason, the Recipient shall promptly return to the Disclosing Party all material containing or reflecting any of the Subject Information other than information contained in any application, notice or other document filed with any governmental agency and not returned to the Recipient by such governmental agency. In making any such filing, the Recipient will request confidential treatment of such Subject Information included in any application, notice or other document filed with any governmental agency.

         SECTION 11.06 Specific Performance/Injunctive Relief. Each Recipient acknowledges that the Subject Information constitutes valuable, special and unique property of the Disclosing Party critical to its business and that any breach of Article XI of this Agreement by it will give rise to irreparable injury to the Disclosing Party that is not compensable in damages. Accordingly, each Recipient agrees that the Disclosing Party shall be entitled to obtain specific performance and/or injunctive relief against the breach or threatened breach of Article XI of this Agreement by the Recipient or its Representatives. Each Recipient further agrees to waive, and use its reasonable efforts to cause its Representatives to waive, any requirement for the securing or posting of any bond in connection with such remedies. Such remedies shall not be deemed the exclusive remedies for a breach of Article XI of this Agreement, but shall be in addition to all other remedies available at law or in equity to the Disclosing Party.

                                  ARTICLE XII.

                                  MISCELLANEOUS

         SECTION 12.01 Brokerage Fees and Commissions.

         (a) SBB  hereby  represents  to  Pacific  that,  except as set forth on
Schedule 12.01(a), no agent, representative or broker has represented SBB or any or all of the shareholders in connection with the transactions described in this Agreement. Pacific shall have no responsibility or liability for any fees, expenses or commissions payable to any agent, representative or broker of SBB or any shareholder of SBB, and SBB hereby agrees to indemnify and hold Pacific harmless for any amounts owed to any agent, representative or broker of SBB or any shareholder of SBB.

         (b)  Pacific  hereby  represents  to SBB  that,  except as set forth on
Schedule 12.01(b), no agent, representative or broker has represented Pacific or any or all of the shareholders in connection with the transactions described in this Agreement. SBB shall have no responsibility or liability for any fees, expenses or commissions payable to any agent, representative or broker of Pacific or any shareholder of Pacific, and Pacific hereby agrees to indemnify and hold SBB harmless for any amounts owed to any agent, representative or broker of Pacific or any shareholder of Pacific.

         SECTION 12.02 Entire Agreement. This Agreement and the other agreements, documents, schedules, exhibits and instruments executed and delivered by the parties to each other at the Closing constitute the full understanding of the parties, a complete allocation of risks between them and a complete and exclusive statement of the terms and conditions of their agreement relating to the subject matter hereof and supersede any and all prior agreements, whether written or oral, that may exist between the parties with respect thereto. Except as otherwise specifically provided in this Agreement, no conditions, usage of trade, course of dealing or performance, understanding or agreement purporting to modify, vary, explain or supplement the terms or conditions of this Agreement shall be binding unless hereafter or contemporaneously herewith made in writing and signed by the party to be bound, and no modification shall be effected by the acknowledgment or acceptance of documents containing terms or conditions at variance with or in addition to those set forth in this Agreement.

         SECTION 12.03 Further Cooperation. The parties agree that they will, at any time and from time to time after the Closing, upon request by the other and without further consideration, do, perform, execute, acknowledge and deliver all such further acts, deeds, assignments, assumptions, transfers, conveyances, powers of attorney, certificates and assurances as may be reasonably required in order to fully consummate the transactions contemplated hereby in accordance with this Agreement or to carry out and perform any undertaking made by the parties hereunder.

         SECTION 12.04 Severability. In the event that any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, then (a) such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision were not a part hereof; (b) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by such illegal, invalid or unenforceable provision or by its severance from this Agreement; and
(c) there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and still be legal, valid and enforceable.

         SECTION 12.05 Notices. Any and all payments (other than payments at the Closing), notices, requests, instructions and other communications required or permitted to be given under this Agreement after the date hereof by any party hereto to any other party may be delivered personally or by nationally recognized overnight courier service or sent by mail or (except in the case of payments) by telex or facsimile transmission, at the respective addresses or transmission numbers set forth below and shall be effective (a) in the case of personal delivery, telex or facsimile transmission, when received; (b) in the case of mail, upon the earlier of actual receipt or five (5) business days after deposit in the United States Postal Service, first class certified or registered mail, postage prepaid, return receipt requested; and (c) in the case of nationally-recognized overnight courier service, one (1) business day after delivery to such courier service together with all appropriate fees or charges and instructions for such overnight delivery. The parties may change their respective addresses and transmission numbers by written notice to all other parties, sent as provided in this Section 12.05. All communications must be in writing and addressed as follows:

                        IF TO PACIFIC:

                        Pacific Capital Bancorp
                        307 Main Street
                        Salinas, California 93901
                        Telecopy:     (408) 646-9748
                        Attention:    Mr. Clayton C. Larson,
                                      President and Chief Administrative Officer

                        WITH A COPY TO:

                        Mr. James E. Topinka
                        Preston Gates & Ellis LLP
                        One Maritime Plaza
                        Suite 2400
                        San Francisco, California 94111
                        Telecopy:     (415) 788-8819

                        IF TO SBB:

                        Santa Barbara Bancorp
                        1021 Anacapa Street
                        Santa Barbara, California 93101-2036
                        Telecopy:     (804) 564-6293
                        Attention:    Mr. David W. Spainhour,
                                      President and Chief Executive Officer

                        WITH A COPY TO:

                        Mr. Charles E. Greef
                        Mr. Peter G. Weinstock
                        Jenkens & Gilchrist,
                        a Professional Corporation
                        1445 Ross Avenue, Suite 3200
                        Dallas, Texas  75202-2799
                        Telecopy:     (214) 855-4300

         SECTION 12.06 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA (INCLUDING THOSE LAWS RELATING TO CHOICE OF LAW) APPLYING TO CONTRACTS ENTERED INTO AND TO BE PERFORMED WITHIN THE STATE OF CALIFORNIA, WITHOUT REGARD FOR THE PROVISIONS THEREOF REGARDING CHOICE OF LAW. VENUE FOR ANY CAUSE OF ACTION ARISING FROM THIS AGREEMENT SHALL LIE IN SANTA BARBARA, CALIFORNIA.

         SECTION 12.07 Multiple Counterparts. For the convenience of the parties hereto, this Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all counterparts hereof so executed by the parties hereto, whether or not such counterpart shall bear the execution of each of the parties hereto, shall be deemed to be, and shall be construed as, one and the same Agreement. A telecopy or facsimile transmission of a signed counterpart of this Agreement shall be sufficient to bind the party or parties whose signature(s) appear thereon.

         SECTION 12.08 Certain Definitions.

         A. "Affiliate" means, with respect to any person or entity, any person or entity that, directly or indirectly, controls, is controlled by, or is under common control with, such person or entity in question. For the purposes of this definition, "control" (including, with correlative meaning, the terms "controlled by" and "under common control with") as used with respect to any person or entity, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting securities or by contract or otherwise.

         B. "Subsidiary" means, when used with reference to an entity, any corporation, a majority of the outstanding voting securities of which are owned directly or indirectly by such entity or any partnership, joint venture or other enterprise in which any entity has, directly or indirectly, any equity interest.

         C. "Material Adverse Change" means any material adverse change (excluding the occurrence of expenses in connection with the Merger) since December 31, 1997 in the business, results of operations, condition (financial or otherwise), assets, properties, liabilities (absolute, accrued, contingent or otherwise), reserves of Pacific or SBB, as the case may be, and their respective Subsidiaries taken as a whole, and specifically includes, without limitation, with respect to Pacific, any change that reduces the tangible shareholders' equity of Pacific below $70,000,000, or, with respect to SBB, any change that reduces the tangible shareholders' equity of SBB below $118,000,000.

         D. "Environmental Laws" mean all federal, state and local laws, regulations, statutes, ordinances, codes, rules, decisions, orders or decrees relating or pertaining to the public health and safety or the environment, or otherwise governing the generation, use, handling, collection, treatment, storage, transportation, recovery, recycling, removal, discharge or disposal of Hazardous Materials, including, without limitation, the Solid Waste Disposal Act, 42 U.S.C. 6901 et seq., as amended ("SWDA," also known as "RCRA" for a subsequent amending act), (b) the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss.9601 et seq., as amended ("CERCLA"), (c) the Clean Water Act, 33 U.S.C. ss.1251 et seq., as amended ("CWA"), (d) the Clean Air Act, 42 U.S.C. ss.7401 et seq., as amended ("CAA"),
(e) the Toxic Substances Control Act, 15 U.S.C. ss.2601 et seq., as amended ("TSCA"), (f) the Emergency Planning and Community Right to Know Act, 15 U.S.C. ss.2601 et seq., as amended ("EPCRKA"), and (g) the Occupational Safety and Health Act, 29 U.S.C. ss. 651 et seq., as amended.

         E. "Hazardous Material" means, without limitation, (a) any "hazardous wastes" as defined under RCRA, (b) any "hazardous substances" as defined under CERCLA, (c) any toxic pollutants as defined under CWA, (d) any hazardous air pollutants as defined under CAA, (e) any hazardous chemicals as defined under TSCA, (f) any hazardous substances or extremely hazardous substances as defined under EPCRKA, (g) asbestos, (h) polychlorinated biphenyls, (i) underground storage tanks, whether empty, filled or partially filled with any substance, (j) any substance the presence of which on the property in question is prohibited under any Environmental Law, and (k) any other substance which under any Environmental Law requires special handling or notification of or reporting to any federal, state or local governmental entity in its generation, use, handling, collection, treatment, storage, re-cycling, treatment, transportation, recovery, removal, discharge or disposal. Notwithstanding the foregoing, "Hazardous Material" shall not include materials employed in normal consumer or office uses, such as gasoline, lubricants, printing materials, cleaners, disinfectants, pesticides, building materials, fluorescent lights and ballasts, batteries and refrigerants, as long as such materials are used and stored only in quantities typical of consumer and office uses.

         SECTION 12.09 Specific Performance. Each of the parties hereto acknowledges that the other parties would be irreparably damaged and would not have an adequate remedy at law for money damages in the event that any of the covenants contained in this Agreement were not performed in accordance with its terms or otherwise were materially breached. Each of the parties hereto therefore agrees that, without the necessity of proving actual damages or posting bond or other security, the other party shall be entitled to temporary and/or permanent injunction or injunctions to prevent breaches of such performance and to specific enforcement of such covenants in addition to any other remedy to which they may be entitled, at law or in equity.

         SECTION 12.10 Attorneys' Fees and Costs. In the event attorneys' fees or other costs are incurred to secure performance of any of the obligations herein provided for, or to establish damages for the breach thereof, or to obtain any other appropriate relief, whether by way of prosecution or defense, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs incurred therein.

         SECTION 12.11 Rules of Construction. Each use herein of the masculine, neuter or feminine gender shall be deemed to include the other genders. Each use herein of the plural shall include the singular and vice versa, in each case as the context requires or as it is otherwise appropriate. The word "or" is used in the inclusive sense. All articles and sections referred to herein are articles and sections, respectively, of this Agreement and all exhibits and schedules referred to herein are exhibits and schedules, respectively, attached to this Agreement. Descriptive headings as to the contents of particular sections are for convenience only and shall not control or affect the meaning, construction or interpretation of any provision of this Agreement. Any and all schedules, exhibits, annexes, statements, reports, certificates or other documents or instruments referred to herein or attached hereto are and shall be incorporated herein by reference hereto as though fully set forth herein verbatim.

         SECTION 12.12 Binding Effect; Assignment. All of the terms, covenants, representations, warranties and conditions of this Agreement shall be binding upon, and inure to the benefit of and be enforceable by, the parties hereto and their respective successors, representatives and permitted assigns. Nothing expressed or referred to herein is intended or shall be construed to give any person other than the parties hereto any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provision herein contained, it being the intention of the parties hereto that this Agreement, the assumption of obligations and statements of responsibilities hereunder, and all other conditions and provisions hereof are for the sole benefit of the parties to this Agreement and for the benefit of no other person. Nothing in this Agreement shall act to relieve or discharge the obligation or liability of any third party to any party to this Agreement, nor shall any provision give any third party any right of subrogation or action over or against any party to this Agreement. No party to this Agreement shall assign this Agreement, by operation of law or otherwise, in whole or in part, without the prior written consent of the other parties. Any assignment made or attempted in violation of this Section 12.12 shall be void and of no effect.

         SECTION 12.13 Public Disclosure. Neither SBB nor Pacific will make, issue or release any announcement, statement, press release, acknowledgment or other public disclosure of the existence of, or reveal the terms, conditions or the status of, this Agreement or the transactions contemplated hereby without the prior written consent of the other parties to this Agreement; provided, however, that notwithstanding the foregoing, SBB and Pacific will be permitted to make any public disclosures or governmental filings as legal counsel may deem necessary to maintain compliance with or to prevent violations of applicable federal or state laws or regulations or which may be necessary to obtain regulatory approval for the transactions contemplated hereby.

         SECTION 12.14 Extension; Waiver. At any time prior to the Closing Date, the parties may (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document, certificate or writing delivered pursuant hereto, or (iii) waive compliance with any of the agreements or conditions contained herein. Such action shall be evidenced by a signed written notice given in the manner provided in Section 12.05 hereof. No party to this Agreement shall by any act (except by a written instrument given pursuant to Section 12.05 hereof) be deemed to have waived any right or remedy hereunder or to have acquiesced in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising any right, power or privilege hereunder by any party hereto shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver of any party of any right or remedy on any one occasion shall not be construed as a bar to any right or remedy that such party would otherwise have on any future occasion or to any right or remedy that any other party may have hereunder.

         SECTION 12.15 Amendments. To the extent permitted by applicable law, this Agreement may be amended by action taken by or on behalf of the Board of Directors of SBB and Pacific at any time before or after adoption of this Agreement by the shareholders of SBB and Pacific but, after any submission of this Agreement to such shareholders for approval, no amendment shall be made that (i) decreases the Merger Consideration to be paid for the Pacific Common Stock as set forth in Section 1.04 or (ii) materially and adversely affects the rights of the shareholders of either SBB or Pacific hereunder without the requisite approval of such shareholders. This Agreement may be amended, modified or supplemented only by an instrument in writing executed by the party against which enforcement of the amendment, modification or supplement is sought.

         SECTION 12.16     Access; Due Diligence.

         (a) Subject to the confidentiality provisions of Article XI, Pacific shall, for a period of forty-five (45) calendar days following the date of this Agreement, afford the officers, directors, employees, attorneys, accountants, investment bankers and authorized representatives of SBB full access to the properties, books, contracts and records of Pacific in order to conduct due diligence of Pacific to assess the condition and results of operations of Pacific.

         (b) Subject to the confidentiality provisions of Article XI, SBB shall, for a period of forty-five (45) calendar days following the date of this Agreement, afford the officers, directors, employees, attorneys, accountants, investment bankers and authorized representatives of Pacific full access to the properties, books, contracts and records of SBB in order to conduct due diligence of SBB to assess the condition and results of operations of SBB.

                               [Signatures Follow]

         IN WITNESS WHEREOF, SBB and Pacific have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                             SANTA BARBARA BANCORP


                             By: /s/ William S. Thomas, Jr.
                                 -----------------------------------------------
                                      William S. Thomas, Jr., Vice Chairman
                                           and Chief Operating Officer

                             and


                             By: /s/ Kent M. Vining
                                 -----------------------------------------------
                                      Kent M. Vining, Senior Vice President

                             PACIFIC CAPITAL BANCORP


                             By: /s/ D. Vernon Horton
                                 -----------------------------------------------
                                   D. Vernon Horton, Chairman of the Board and
                                             Chief Executive Officer

                             and


                             By: /s/ Clayton C. Larson
                                 -----------------------------------------------
                                         Clayton C. Larson, President and
                                           Chief Administrative Officer